ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               NOVEMBER 30, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                      Strategic Allocation: Conservative
                        Strategic Allocation: Moderate
                       Strategic Allocation: Aggressive

                               TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Strategic Allocation: Conservative
           Performance & Portfolio Information .............................   5
           Management Q & A ................................................   6
           Schedule of Investments .........................................   9
           Financial Highlights ............................................  61
Strategic Allocation: Moderate
           Performance & Portfolio Information .............................  20
           Management Q & A ................................................  21
           Schedule of Investments .........................................  24
           Financial Highlights ............................................  62
Strategic Allocation: Aggressive
           Performance & Portfolio Information .............................  37
           Management Q & A ................................................  38
           Schedule of Investments .........................................  41
           Financial Highlights ............................................  63
Statements of Assets and Liabilities .......................................  53
Statements of Operations ...................................................  54
Statements of Changes in Net Assets ........................................  55
Notes to Financial Statements ..............................................  56
Independent Auditors' Report ...............................................  64
Proxy Voting Results .......................................................  65
Share Class and Retirement
Account Information
Background Information
           Investment Philosophy & Policies ................................  72
           Comparative Indices .............................................  72
           Neutral Asset Mixes .............................................  72
           Investment Team Leaders .........................................  72
Glossary ...................................................................  73


       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                       Strategic Allocation: Conservative
                        Strategic Allocation: Moderate
                       Strategic Allocation: Aggressive

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* U.S. stocks produced strong returns during the year ended November 30, 1997, despite increased market volatility.

* Domestic bonds struggled early in the year but bounced back as investors looked to the U.S. bond market as a "safe haven" from global currency crises and volatile markets.

* The biggest story in international markets was the currency crisis in Southeast Asia, which sent financial markets in the region plummeting and impacted markets around the world.

* Stock and bond markets in Europe performed well during the year, benefiting from low inflation and falling interest rates.

STRATEGIC ALLOCATION: CONSERVATIVE

* Performance during the fiscal year reflected the fund's emphasis on lower-volatility investments.

* The fund's asset mix was fairly neutral for much of the period; the most significant adjustment was a slight underweighting in U.S. stocks early in the year.

* The financial meltdown in Southeast Asia had virtually no effect on fund performance.

* The merger with American Century Capital Manager fund in August went smoothly and had little impact on the fund or its performance.

* Going forward, we plan to maintain a neutral asset mix, though we may look to underweight U.S. stocks and overweight cash in the coming months.

STRATEGIC ALLOCATION: MODERATE

* Performance during the fiscal year reflected the fund's balance between bonds and stocks.

* The fund's asset mix was fairly neutral for much of the period; the most significant adjustment was a slight underweighting in U.S. stocks early in the year.

* The financial meltdown in Southeast Asia had little impact on fund performance.

* Going forward, we plan to maintain a neutral asset mix, though we may look to underweight U.S. stocks and overweight cash in the coming months.

STRATEGIC ALLOCATION: AGGRESSIVE

* Performance during the fiscal year reflected the fund's asset allocation structure.

* The fund's asset mix was fairly neutral for much of the period; the most significant adjustment was a slight underweighting in U.S. stocks early in the year.

* The financial meltdown in Southeast Asia had little impact on fund performance.

* Going forward, we plan to maintain a neutral asset mix, though we may look to underweight U.S. stocks and overweight cash in the coming months.


                  CONSERVATIVE
                INVESTOR CLASS(1)

TOTAL RETURNS:                   AS OF 11/30/97
     6 Months                          8.01%(2)
     1 Year                               10.87%

NET ASSETS:                       $156.7 million
     (AS OF 11/30/97)

INCEPTION DATE:                          2/15/96

TICKER SYMBOL:                             TWSCX


                     MODERATE
                 INVESTOR CLASS(1)

TOTAL RETURNS:                   AS OF 11/30/97
     6 Months                          8.61%(2)
     1 Year                               13.02%

NET ASSETS:                       $201.4 million
     (AS OF 11/30/97)

INCEPTION DATE:                          2/15/96

TICKER SYMBOL:                             TWSMX


                     AGGRESSIVE
                  INVESTOR CLASS(1)

TOTAL RETURNS:                   AS OF 11/30/97
     6 Months                          8.89%(2)
     1 Year                               13.84%

NET ASSETS:                       $109.5 million
     (AS OF 11/30/97)

INCEPTION DATE:                          2/15/96

TICKER SYMBOL:                             TWSAX

(1) See Share Classes, page 68.

(2) Not annualized.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

                        [photo of James E. Stowers III]

    The year ended November 30, 1997, was a volatile one in the global financial markets, but the Strategic Asset Allocation funds produced solid, double-digit returns that were consistent with their asset allocation strategies. Upheaval in Southeast Asia led to turmoil in markets around the world, but the funds were bolstered by the strong performance of the U.S. stock and bond markets. In the following pages, our investment management team discusses the performance of the global financial markets in more detail and describes how your fund was managed during the period.

    During the year, we took steps that will enable us to expand and enhance our investment tools and services. On January 15, 1998, American Century signed a business partnership agreement with J.P. Morgan & Co., Inc., which became a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another step we took was to begin to address the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish between the years 1900 and 2000. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year-2000 compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since my father, Jim Stowers, Jr., launched the first two Twentieth Century funds, Growth and Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours, which includes nearly 70 stock, bond, money market and combination funds that provide investors with a wide range of choice and flexibility.

    Whatever your financial goals, we believe we have an outstanding lineup of funds to help you reach them.

     Sincerely,


     /s/James E. Stowers III
     James E. Stowers III
     Chief Executive Officer
     American Century Investment Management, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

U.S. STOCKS

    The latest U.S. economic expansion passed 80 months during the fourth quarter of 1997, making it the third longest since World War II. U.S. stock performance, represented by the S&P 500 and the Russell 2000 in the accompanying table, reflected the continued strong economic growth, increased employee productivity, low borrowing costs and high corporate profit margins during the year ended November 30, 1997. The major U.S. stock indices posted gains well above historical averages for the third consecutive year.

    The ride was not smooth, however, with sizable dips in March (following an increase in short-term interest rates by the Federal Reserve), August and October. A handful of large, multinational stocks continued their two-year dominance of the market until August, when earnings disappointments caused investors to begin questioning the valuations of these securities. Slower corporate earnings growth caused the S&P 500 to drop 5.8% for the month. Stock prices resumed their upward move in September, but the gains of small- and mid-cap stocks exceeded those of large-company stocks as investors temporarily rotated away from bigger companies.

    October saw another reversal as the market reacted to news of currency devaluations across Southeast Asia (see the Foreign Stocks section on page 4). Stock markets plummeted throughout the region, and investor concerns in the U.S. grew when the panic selling spread to Hong Kong and affected European markets. The S&P 500 dropped 3.5% in October, and the Russell 2000 fell 4.4%. The decline was driven by fears that the sell-off overseas would translate into reduced corporate profits in 1998 for U.S. multinational companies and for technology companies dependent upon economic growth in Asia.

    But despite the fears and setbacks, the final word on the year in stocks was very positive. Financial services stocks were among the biggest winners, while precious metals stocks were the biggest losers.

U.S. BONDS

    U.S. bonds bounced back from a rocky start to provide solid returns for the period, as shown in the accompanying table. Bonds benefited from low inflation, stock market turmoil and favorable supply and demand factors. Low inflation, represented by an annualized consumer price growth rate of just 1.9% during the year ended November 30, 1997, kept interest rates low and boosted bond prices. Wage pressure, a key component of inflation, didn't materialize despite the lowest unemployment rates since the early 1970s.

    Supply and demand also helped bonds. The shrinking federal budget deficit allowed the U.S. Treasury to reduce its bond issuance to finance government debt, diminishing the supply of fixed-income securities. On the demand side, investors began turning to U.S. bonds as a "safe haven" from equity-market volatility and for their interest rates, which were generally higher than foreign rates.

    Bond returns for the period reflected an early sell-off, then a later rally. Interest rates soared after the Fed made a pre-emptive strike against inflation in March and raised short-term interest rates for the first time in two years. The Fed's action fueled speculation that there might be a series of interest rate hikes, as there had been in the past, to slow down economic growth and keep inflation in check.

    Instead, economic growth slowed somewhat from its rapid first-quarter pace, and inflation remained under control. As a result, interest rates and bond yields fell from April through the end of November.

U.S. STOCK MARKET PERFORMANCE
For the year ended November 30, 1997

S&P 500                                28.56%
Russell 2000                           23.41%


U.S. BOND MARKET PERFORMANCE
For the year ended November 30, 1997

Salomon Brothers Broad
  Investment Grade Bond Index            7.57%
Lehman Aggregate Bond Index              7.55%


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                              MARKET PERSPECTIVE

FOREIGN STOCKS

    Foreign stock returns varied dramatically from region to region, but they were positive overall. The Morgan Stanley EAFE Index--a broad measure of international stock performance--returned 9.27% (in local currencies) during the one-year period. However, the stronger U.S. dollar hurt foreign stock returns for U.S. investors; translating the EAFE's one-year return into U.S. dollars erases the entire gain (see the accompanying table).

    The biggest international story was the implosion of the Southeast Asian markets and currencies. Many of the countries in this region had their currencies "pegged" to the U.S. dollar, meaning their currencies moved in tandem with the dollar. In the early 1990s, the currency peg was an advantage--with the dollar (and therefore their own currencies) weakening, Asian exports became cheaper in the global marketplace. Booming exports fueled strong economic growth in the region, which in turn attracted a great deal of foreign lending and sparked a flurry of development.

    But by 1997, a stronger dollar had eliminated the competitive advantage of the Southeast Asian countries, and their export-led economies weakened. The region's banks, which had funneled hundreds of billions of dollars from foreign lenders into questionable investments, began to look shaky. Manufacturing capacity was overbuilt, real estate was overdeveloped, and everything came down like a house of cards. One by one, Southeast Asian countries abandoned their peg to the dollar, and their currencies and financial markets plummeted.

    The effects of the Southeast Asian crisis spread to other parts of the world. Japan, in particular, was one of the biggest lenders in the region, and the potential damage to an already struggling banking system weighed on Japan's stock market. The crisis also had a negative impact on other "emerging markets, "such as Latin America and Eastern Europe, but the shockwaves were less traumatic.

    Western European stock markets, on the other hand, enjoyed solid returns for the year. Most of the economies on the continent slowed as governments concentrated on meeting the requirements for European economic and monetary union. But despite this environment, European equities performed well as many companies restructured their operations and cut costs. In addition, the combination of falling interest rates and low inflation benefited stocks.

FOREIGN BONDS

    Foreign bond markets also saw divergent returns, but they performed favorably overall as interest rates declined in much of the world. Foreign bond performance matched that of U.S. bonds in local currencies, as the tables on this page and the previous page illustrate. But when foreign bond returns are converted into U.S. dollars, the currency losses produce negative foreign bond returns for U.S. investors.

    In Europe, slowing economic growth and low inflation led to falling interest rates for much of 1997. Efforts to cut government budget deficits also benefited fixed-income securities on the continent. In Japan, interest rates remained at historically low levels as the country's long-suffering economy showed little signs of life.

    The currency crisis in Southeast Asia pushed up interest rates in the region and produced bond market losses. Central banks repeatedly hiked interest rates in an effort to maintain their currencies' peg to the U.S. dollar. After the crisis, interest rates continued to rise, reflecting credit rating downgrades for government debt in the region.

FOREIGN STOCK MARKET PERFORMANCE
For the year ended November 30, 1997

Morgan Stanley EAFE(reg.tm) Index
  (in U.S. dollars)                            -0.40%
Morgan Stanley EAFE(reg.tm) Index
  (in local currencies)                         9.27%


FOREIGN BOND MARKET PERFORMANCE
For the year ended November 30, 1997

Salomon Brothers Non-U.S. World Government
  Bond Index (in U.S. dollars)                 -3.97%
Salomon Brothers Non-U.S. World Government
  Bond Index (in local currencies)              7.52%


4      MARKET PERSPECTIVE                     AMERICAN CENTURY INVESTMENTS


                      STRATEGIC ALLOCATION: CONSERVATIVE

TOTAL RETURNS AS OF NOVEMBER 30, 1997(1)
                                               6 MONTHS          1 YEAR        LIFE OF
FUND
--------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 2/15/96)
   Strategic Allocation: Conservative            8.01%           10.87%        10.06%
   S&P 500                                      13.60%           28.56%        26.42%
   Lehman Aggregate Bond Index                   6.55%            7.55%         7.63%(2)
   Three-Month U.S. Treasury Bill                2.55%            5.17%         5.15%(2)
--------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/2/96)
   Strategic Allocation: Conservative            7.88%           10.77%         12.34%
   S&P 500                                      13.60%           28.56%         33.97%
   Lehman Aggregate Bond Index                   6.55%            7.55%         10.05%
   Three-Month U.S. Treasury Bill                2.55%            5.17%          5.16%

----------
(1)   Returns for periods less than one year are not annualized.

(2) Returns from 2/29/96, the date nearest the class's inception for which data are available.

See pages 68, 72 and 73 for more information about returns, share classes, and the comparative indices.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND  (Investor  Class)
$10,000 investment made2/29/96*

Value on 11/30/97

              Strategic:                         Lehman          3-Month
             Conservative       S&P 500         Aggregate        T-Bill

2/29/96         $10,000         $10,000          $10,000         $10,000
3/31/96         $10,040         $10,133          $9,930          $10,041
4/30/96         $10,145         $10,269          $9,875          $10,082
5/31/96         $10,186         $10,504          $9,855          $10,125
6/30/96         $10,221         $10,586          $9,987          $10,167
7/31/96         $10,037         $10,102          $10,014         $10,211
8/31/96         $10,160         $10,292          $9,997          $10,254
9/30/96         $10,440         $10,911          $10,172         $10,297
10/31/96        $10,584         $11,197          $10,397         $10,339
11/30/96        $10,832         $12,018          $10,575         $10,382
12/31/96        $10,772         $11,822          $10,477         $10,425
1/31/97         $10,876         $12,544          $10,509         $10,469
2/28/97         $10,814         $12,619          $10,535         $10,513
3/31/97         $10,636         $12,141          $10,418         $10,558
4/30/97         $10,762         $12,847          $10,574         $10,603
5/31/97         $11,118         $13,600          $10,674         $10,648
6/30/97         $11,386         $14,258          $10,801         $10,691
7/31/97         $11,830         $15,367          $11,092         $10,736
8/31/97         $11,642         $14,484          $10,998         $10,783
9/30/97         $12,053         $15,319          $11,160         $10,827
10/31/97        $11,901         $14,791          $11,322         $10,871
11/30/97        $12,009         $15,450          $11,374         $10,919

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for the other class will vary due to differences in fee structures (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.

* 2/29/96 is the date closest to Investor Class inception for which comparable performance data exist. The class's actual inception date is 2/15/96.

[pie chart]

ASSET ALLOCATION AS OF NOVEMBER 30, 1997

Percent of Fund Investments

U.S. Stocks             32%
Foreign Stocks           6%
U.S. Bonds              39%
Foreign Bonds            5%
Money Market
  Securities            18%

See page 72 for the fund's neutral asset mix.


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       5


                      STRATEGIC ALLOCATION: CONSERVATIVE

MANAGEMENT Q & A

    An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID THE FUND PERFORM?

    For the fiscal year ended November 30, 1997, the fund's Investor Class shares posted a total return of 10.87%, compared with the 12.08% return of the fund's benchmark. The benchmark is composed of several market indexes, each representing a specific asset type (e.g., domestic stocks), that are weighted to match the fund's neutral asset mix. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

    It was the fund's U.S. stock holdings. Our stocks underperformed the broader market overall, and we also underweighted domestic stocks for much of the fiscal year.

WAS THIS A SIGNIFICANT ADJUSTMENT TO THE FUND'S ASSET MIX?

    Not really. The fund's strategic approach dictates that we maintain a relatively stable asset mix. Within this structure, we typically make some minor adjustments in a narrow range around the fund's neutral mix of 40% stocks, 45% bonds, and 15% cash.

    In early 1997, we underweighted U.S. stocks--not by much, just a percent or two below what we consider neutral--and overweighted foreign stocks. Volatility in the domestic stock market was increasing, and we felt there were better values in overseas markets.

    Foreign stocks, especially those in Europe, performed well during the first half of the year, so we took some profits in July and brought our foreign stock allocation back to neutral.

    Immediately following the dramatic U.S. stock market declines in late October, we boosted our domestic stock allocation closer to neutral to take advantage of what we felt were attractive buying opportunities. By the end of the period, our only overweighted position was in cash (money market securities).

ALTHOUGH THE FUND'S BOND ALLOCATION DIDN'T CHANGE MUCH DURING THE YEAR, THE COMPOSITION OF ITS U.S. BOND HOLDINGS DID. CAN YOU EXPLAIN THESE CHANGES?

    The benchmark index for the domestic bond portion of the fund's portfolio is the Lehman Aggregate Bond Index, and our adjustments reflected an effort to match the composition of the index.

    Toward this end, we nearly doubled the fund's corporate bond holdings and cut back on its Treasury securities (see the chart on page 8). We made most of these adjustments toward the end of the fiscal year, when corporate bonds became more attractive compared with Treasury securities.

    Corporate bonds typically offer higher yields than Treasury securities, so these changes should enhance the fund's ability to meet its primary goal, which is regular income. But they should also increase the price volatility of the fund's bond component slightly.

HOW DID THE FINANCIAL MELTDOWN IN SOUTHEAST ASIA AFFECT THE FUND?

    It had virtually no effect on the fund, for two reasons. First, the foreign component of the fund is a small part of its portfolio--typically around 12% --and Southeast Asian securities make up an even smaller subset of this component. As a result, the price declines of securities in this region had very little impact on the fund's performance.

    Second, we underweighted our investments in the Far East because our analysis of growth potential at individual companies gave us early warning of the

6     STRATEGIC ALLOCATION: CONSERVATIVE           AMERICAN CENTURY INVESTMENTS


                      STRATEGIC ALLOCATION: CONSERVATIVE

troubles ahead. Most foreign stock and bond indexes allocate about 30% to the Asia/Pacific region, but we devoted just 10% of the fund's foreign holdings to this area. And the majority of this was in Hong Kong, the largest, most stable market in the region. Hong Kong's markets held up the best among Southeast Asian countries during the turmoil.

WITH REGARD TO THE FUND'S FOREIGN HOLDINGS, DID YOU DO ANY CURRENCY HEDGING?

    Yes. We hedged around 25-35% of the fund's foreign holdings throughout the fiscal year. With the dollar strengthening against most major foreign currencies, gains earned on investments denominated in these currencies translated into fewer dollars. We felt that our hedging strategy would provide a suitable balance between offsetting currency losses and retaining the fund's exposure to non-dollar-denominated investments.

AT THE END OF AUGUST, THE AMERICAN CENTURY CAPITAL MANAGER FUND MERGED INTO STRATEGIC ALLOCATION: CONSERVATIVE. DID THIS MERGER HAVE ANY IMPACT ON THE FUND OR ITS PERFORMANCE?

    Not really. In the weeks leading up to the merger, we gradually shifted the Capital Manager fund's portfolio to look more like the Strategic Allocation:
Conservative fund. This approach made the merger of the two portfolios virtually seamless.

FUND'S U.S. STOCKS AS OF NOVEMBER 30, 1997

     Number of Companies             289
     Dividend Yield                  2.00%
     Price/Earnings Ratio            23.7

                                   % of Fund's     % of
                                   U.S. Stocks     Fund
  Top 5 U.S. Stocks
     Giant Food Inc. CI A            2.0%          0.6%
     NationsBank Corp.               1.7%          0.5%
     Exxon Corp.                     1.6%          0.5%
     Chevron Corp.                   1.6%          0.5%
     IBM Corp.                       1.4%          0.4%


FUND'S FOREIGN STOCKS AS OF NOVEMBER 30, 1997

     Number of Companies             96
     Dividend Yield                  1.58%

                                                % of Fund's      % of
                                Country        Foreign Stocks    Fund
  Top 5 Foreign Stocks
     Novartis AG               Switzerland         5.1%          0.3%
     British Aerospace PLC         UK              2.4%          0.2%
     Sony Corp.                   Japan            2.3%          0.1%
     Credito Italiano             Italy            2.3%          0.1%
     Axa-UAP                     France            2.1%          0.1%

[pie chart]
  Percent of Fund's Foreign Stocks
     Europe                        82%
     Asia/Pacific                  11%
     Americas
       (excluding U.S.)             7%


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       7


                      STRATEGIC ALLOCATION: CONSERVATIVE

WHAT ARE YOUR PLANS FOR THE FUND'S ASSET ALLOCATION STRUCTURE GOING FORWARD?

    For the time being, we will likely continue its current positioning, maintaining a roughly neutral asset mix. However, one change we may make in the coming months is to cut back on our U.S. stock holdings.

    Between 1994 and 1996, stock market volatility in the U.S. was relatively low compared with historical norms. But in 1997, we've seen more volatility than normal, especially during the last half of the year. As a result, we feel the need to be more selective in our domestic stock portion.

    We may look to underweight domestic stocks and overweight cash in early 1998, but we hesitate to underweight more than a percent or two because economic conditions remain favorable for U.S. stocks. Within the fund's U.S. stock component, we also plan to emphasize stocks we feel are undervalued.

WHAT ABOUT THE U.S. BOND MARKET?

    U.S. bonds, especially Treasury securities, have rallied dramatically in the last six months, primarily because of low inflation in the U.S. and demand from foreign investors seeking a "safe haven" from global market volatility. The problems in Southeast Asia could help bonds going forward--they could lead to slower economic growth in the U.S. and more safe-haven demand from abroad.

    The one potentially negative factor also comes from Asia--some countries in the region, especially Japan, may be selling Treasurys to bring cash back home and rebuild their currencies.

IN THE FUND'S SEMIANNUAL REPORT IN MAY, YOU TALKED FAVORABLY ABOUT EUROPEAN STOCK MARKETS. DO YOU STILL LIKE THEM?

    From a long-term perspective, we still like the markets in this region. We believe that corporate restructuring, increased privatization and a greater focus on the customer will boost productivity and corporate profits--as well as stock prices--in Europe. However, economic difficulties stemming from both the Southeast Asian crisis and the move toward European economic and monetary union may weigh these stocks down in the short term.

FUND'S U.S. BONDS AS OF NOVEMBER 30, 1997

     Number of Securities            83
     Weighted Average Maturity       12.6 years
     Average Duration                4.6 years

[pie chart]
  Percent of Fund's U.S. Bomds
     U.S. Treasury Notes             34%
     Mortgage-Backed
       Securities                    31%
     Corporate Bonds                 21%
     U.S. Treasury Bonds              8%
     Asset-Backed Securities          6%


FUND'S FOREIGN BONDS AS OF NOVEMBER 30, 1997

     Number of Securities            18
     Weighted Average Maturity       5.4 years
     Average Duration                4.6 years

[pie chart]
  Percent of Fund's Foreign Bonds
     Europe                          87%
     Asia/Pacific                     8%
     Americas
       (excluding U.S.)               5%


8      STRATEGIC ALLOCATION: CONSERVATIVE     AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Shares                                                                          Value
-------------------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE -- 1.6%

                     2,100  Anaren Microwave, Inc.(1)                 $         42,262

                     2,800  Boeing Co.                                         148,750

                     9,200  British Aerospace PLC ORD                          251,092

                     3,800  General Dynamics Corp.                             329,175

                     9,800  Litton Industries, Inc.(1)                         493,675

                     3,600  Lockheed Martin Corp.                              351,225

                     6,500  Raytheon Co.                                       363,594

                     8,000  United Technologies Corp.                          599,500
                                                                     -----------------------

                                                                             2,579,273
                                                                     -----------------------

AGRICULTURE -- 0.1%

                     7,000  AgriBioTech, Inc.(1)                                69,562

                       700  Pioneer Hi-Bred International, Inc.                 71,488
                                                                     -----------------------

                                                                               141,050
                                                                     -----------------------

AIRLINES(2)

                     1,300  KLM Royal Dutch Air Lines NV ORD                    46,767
                                                                     -----------------------

AUTOMOBILES & AUTO PARTS -- 0.7%

                     1,700  Dura Automotive Systems, Inc.(1)                    44,306

                     1,500  Excel Industries, Inc.                              29,156

                    15,400  Ford Motor Co.                                     662,200

                     1,000  General Motors Corp.                                61,000

                    15,600  Superior Industries International, Inc.            405,600

                     1,400  Tower Automotive, Inc.(1)                           55,475
                                                                     -----------------------

                                                                             1,257,737
                                                                     -----------------------

BANKING -- 4.0%

                     3,000  Banc One Corp.                                     154,125

                     1,687  Banca Popolare di Bergamo
                                Credito Varesino SpA ORD(1)                     27,001

                     3,600  Banco Bilbao Vizcaya, S.A. ORD                     108,780

                     3,000  Bank of Nova Scotia ORD                            130,210

                     7,700  BankAmerica Corp.                                  562,100

                     2,100  Bankers Trust New York Corp.                       248,981

                     1,900  Bayerische Hypotheken-und
                                Wechsel-Bank AG ORD                             82,421

                     2,600  Chase Manhattan Corp.                              282,425

                       900  Citicorp                                           107,944

                     1,200  Credit Suisse Group ORD                            175,444

                    85,300  Credito Italiano ORD                               233,549


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                     2,200  Deutsche Pfandbrief-und
                                Hypothekenbank AG ORD                  $       124,752

                     8,200  First Union Corp.                                  399,750

                    14,100  First Virginia Banks, Inc.                         674,156

                    48,000  Long-Term Credit Bank of Japan,
                                Ltd. (The) ORD                                  80,862

                    13,500  Mercantile Bancorporation Inc.                     702,000

                    22,200  Merita OY Ltd. Cl A ORD                            112,429

                    15,000  NationsBank Corp.                                  900,938

                     4,400  Norwest Corp.                                      164,725

                     6,400  PNC Bank Corp.                                     344,400

                     6,400  Skandinaviska Enskilda
                                Banken ORD                                      75,426

                     1,100  Societe Generale ORD                               144,597

                     6,700  Standard Chartered plc ORD                          74,400

                       100  Union Bank of Switzerland ORD                      127,270

                     7,000  Wachovia Corp.                                     539,000
                                                                     -----------------------

                                                                             6,577,685
                                                                     -----------------------

BIOTECHNOLOGY -- 0.2%

                       700  Agouron Pharmaceuticals, Inc.(1)                    26,797

                     3,500  Centocor, Inc.(1)                                  152,359

                     1,000  PAREXEL International Corp.(1)                      34,375

                     1,500  PathoGenesis Corp.(1)                               53,438

                       200  Sangstat Medical Corp.(1)                            6,925
                                                                     -----------------------

                                                                               273,894
                                                                     -----------------------

BROADCASTING & MEDIA -- 0.2%

                     2,500  CBS Corporation                                     75,000

                     1,500  Clear Channel Communications,
                                Inc.(1)                                        101,625

                     1,700  Flextech plc ORD (Acquired
                                6/26/97 through 10/27/97,
                                Cost $17,288)(1)(3)                             16,150

                     1,400  Heftel Broadcasting Corp.(1)                       103,950

                     1,800  Jacor Communications, Inc.(1)                       78,525
                                                                     -----------------------

                                                                               375,250
                                                                     -----------------------

BUILDING & HOME IMPROVEMENTS -- 0.1%

                    32,700  Pilkington plc ORD                                  70,691

                     1,900  Premark International, Inc.                         49,637
                                                                     -----------------------

                                                                               120,328
                                                                     -----------------------

BUSINESS SERVICES & SUPPLIES -- 0.6%

                       200  AccuStaff, Inc.(1)                                   5,913

                     2,600  Corrections Corp. of America(1)                     90,025

                     2,500  Hall, Kinion & Associates, Inc.(1)                  44,375

See Notes to Financial Statements


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       9


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                     9,400  Hays plc ORD                             $       115,892

                     3,900  Kelly Services, Inc.                             112,856

                     2,200  Lason, Inc.(1)                                    61,600

                     2,100  NCO Group, Inc.(1)                                80,325

                     1,100  Quintiles Transnational Corp.(1)                  85,731

                     2,300  Randstad Holdings N.V. ORD                        85,404

                     1,700  Stork N.V. ORD                                    62,269

                     2,500  U.S. Filter Corp.(1)                              78,438

                       700  VA Technologie AG ORD                            105,427
                                                                   ----------------------

                                                                             928,255
                                                                   ----------------------

CHEMICALS & RESINS -- 1.2%

                       600  Church & Dwight Co., Inc.                         17,625

                       800  Compagnie Francaise d'Etudes et
                                de Construction Technip ORD                   82,937

                     5,300  Dow Chemical Co.                                 523,375

                    13,800  Great Lakes Chemical Corp.                       619,275

                       100  Lubrizol Corp.                                     3,900

                     6,600  Nalco Chemical Co.                               256,162

                     6,300  Praxair, Inc.                                    276,806

                     2,600  Rhone-Poulenc ORD                                116,891

                     1,700  VEBA AG ORD                                      101,026
                                                                   ----------------------

                                                                           1,997,997
                                                                   ----------------------

COMMUNICATIONS EQUIPMENT -- 0.5%

                     1,600  Boston Technology, Inc.(1)                        34,400

                     7,800  Cable & Wireless plc ORD                          70,873

                       100  Comverse Technology, Inc.(1)                       3,372

                     1,900  Ericsson (L.M.) Telephone Co. ADR                 76,772

                     1,500  Lucent Technologies Inc.                         120,187

                     3,100  Motorola, Inc.                                   194,912

                     2,200  Newbridge Networks Corp.(1)                       92,675

                       600  Nokia Corp. Cl A ADR                              49,875

                       800  Northern Telecom Ltd. ORD                         71,918

                     3,200  Scientific-Atlanta, Inc.                          64,000

                     2,500  Tekelec(1)                                        94,688
                                                                   ----------------------

                                                                             873,672
                                                                   ----------------------

COMMUNICATIONS SERVICES -- 1.9%

                     3,600  Airtouch Communications, Inc.(1)                 141,300

                       618  Alcatel Alsthom Compagnie
                                Generale ORD                                  77,469

                     7,500  Ameritech Corp.                                  577,969

                     8,200  Bell Atlantic Corp.                              731,850

                     3,300  BellSouth Corp.                                  180,675


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                     3,600  France Telecom S.A. ADR(1)               $       130,500

                    14,300  Frontier Corp.                                   350,350

                    11,300  GTE Corp.                                        571,356

                         1  NTT Data Corp. ORD                                48,580

                     2,700  SBC Communications Inc.                          196,594

                     6,800  Worldcom, Inc.(1)                                217,812
                                                                   ----------------------

                                                                           3,224,455
                                                                   ----------------------

COMPUTER PERIPHERALS -- 0.3%

                     1,600  Adaptec, Inc.(1)                                  79,150

                     1,400  Cisco Systems Inc.(1)                            120,706

                     3,200  EMC Corp. (Mass.)(1)                              97,000

                     1,400  Quantum Corp.(1)                                  37,144

                     1,700  SCI Systems, Inc.(1)                              77,881

                       200  3Com Corp.(1)                                      7,244
                                                                   ----------------------

                                                                             419,125
                                                                   ----------------------

COMPUTER SOFTWARE & SERVICES -- 1.3%

                       900  Advantage Learning Systems, Inc.(1)               20,869

                     1,400  CBT Group Plc ADR(1)                              99,138

                     1,560  Cap Gemini SA ORD                                132,922

                     2,700  Dassault Systemes S.A. ADR                        70,875

                    10,200  First Data Corp.                                 288,788

                     5,000  Geac Computer Corp. Ltd. ORD(1)                  126,769

                     3,300  Getronics N.V. ORD                               113,404

                       500  HBO & Co.                                         22,406

                     2,100  JDA Software Group, Inc.(1)                       64,641

                     2,800  McAfee Associates, Inc.(1)                       127,925

                     3,500  Microsoft Corp.(1)                               495,141

                     6,018  Misys plc ORD                                    169,735

                     3,000  Omtool Ltd.(1)                                    31,125

                     1,775  Oracle Systems Corp.(1)                           59,074

                     2,300  QuadraMed Corp.(1)                                60,231

                       700  SAP AG ORD                                       203,629

                     2,300  SPR Inc.(1)                                       36,800

                       300  Shared Medical Systems Corp.                      19,200

                       600  Veritas Software Corp.(1)                         26,231
                                                                   ----------------------

                                                                           2,168,903
                                                                   ----------------------

COMPUTER SYSTEMS -- 0.7%

                     4,300  Compaq Computer Corp(1)                          268,481

                       200  Dell Computer Corp.(1)                            16,831

                     2,100  Digital Equipment Corp.(1)                       103,425

See Notes to Financial Statements


10      STRATEGIC ALLOCATION: CONSERVATIVE     AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                     6,700  International Business Machines
                                Corp.                                $       734,069

                       100  Sun Microsystems, Inc.(1)                          3,597
                                                                   -----------------------

                                                                           1,126,403
                                                                   -----------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT -- 0.1%

                     5,700  Fluor Corp.                                      204,844
                                                                   -----------------------

CONSUMER PRODUCTS -- 0.5%

                     2,200  Avon Products, Inc.                              127,187

                       600  Colgate-Palmolive Co.                             40,088

                     1,000  Electrolux AB Cl B ORD                            78,741

                     1,400  Gillette Company                                 129,238

                     5,200  Helen of Troy Ltd.(1)                             73,125

                       400  National Service Industries                       18,725

                     2,100  Procter & Gamble Co. (The)                       160,256

                     5,000  Shiseido Co., Ltd. ORD                            67,777

                     2,500  Whirlpool Corp.                                  137,031

                       300  Wolverine World Wide, Inc.                         6,844
                                                                   -----------------------

                                                                             839,012
                                                                   -----------------------

CONTROL & MEASUREMENT -- 0.3%

                     1,600  Aehr Test Systems(1)                              14,950

                     3,400  Beckman Instruments, Inc.                        133,025

                       100  Coherent, Inc.(1)                                  3,756

                     2,500  Emerson Electric Co.                             137,500

                     1,600  Fluke Corp.                                       38,000

                       400  Keyence Corporation ORD                           58,296

                     1,900  Molecular Dynamics, Inc.(1)                       38,594
                                                                   -----------------------

                                                                             424,121
                                                                   -----------------------

DIVERSIFIED COMPANIES -- 0.5%

                     2,200  General Electric Co. (U.S.)                      162,250

                    21,200  General Electric Company plc ORD                 138,027

                       100  Honeywell Inc.                                     6,550

                     5,236  Siebe plc ORD                                     95,240

                     7,600  Tyco International Ltd.                          298,300

                     2,800  Unilever N.V.                                    162,575
                                                                   -----------------------

                                                                             862,942
                                                                   -----------------------

EDUCATION(2)

                        50  Apollo Group Inc. Cl A(1)                          2,147
                                                                   -----------------------


Shares                                                                          Value
-------------------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 1.4%

                       100  ABB AG ORD                               $       133,020

                     7,800  AMP, Inc.                                        338,812

                     1,500  ANADIGICS, Inc.(1)                                49,500

                       800  Burr-Brown Corp.(1)                               24,050

                     4,000  Fujikura Ltd. ORD                                 28,803

                     3,200  General Signal Corp.                             130,600

                       400  Intel Corp.                                       31,062

                     2,300  Jabil Circuit, Inc.(1)                           110,687

                       500  KLA-Tencor Corporation(1)                         19,344

                       700  Linear Technology Corp.                           45,019

                     1,600  Microchip Technology Inc.(1)                      55,850

                    13,000  Minebea Company Ltd. ORD                         144,643

                       600  Nintendo Co., Ltd. ORD                            62,057

                     1,000  Phillips Electronics N.V.                         67,000

                     1,500  Raychem Corp.                                    141,844

                     2,300  REMEC, Inc.(1)                                    53,187

                       400  Sanmina Corp.(1)                                  27,300

                       800  Siemens AG ORD                                    46,975

                     2,800  Sipex Corp.(1)                                    88,550

                       400  SMART Modular Technologies, Inc.(1)               24,800

                     2,600  Solectron Corp.(1)                                94,737

                     2,800  Sony Corp. ORD                                   239,138

                     2,600  Texas Instruments Inc.                           128,050

                     5,700  Vari-L Co., Inc.(1)                               56,288

                     3,100  Vitesse Semiconductor Corp.(1)                   138,338
                                                                   -----------------------

                                                                           2,279,654
                                                                   -----------------------

ENERGY (PRODUCTION & MARKETING) -- 3.4%

                     6,400  Amoco Corp.                                      576,000

                     5,500  Atlantic Richfield Co.                           448,250

                     6,800  British Petroleum Co. plc ORD                     93,025

                    19,284  British-Borneo Petroleum
                                Syndicate plc ORD                            144,442

                    11,700  Burlington Resources Inc.                        520,650

                       100  Cairn Energy plc ORD(1)                              795

                    10,800  Chevron Corp.                                    866,025

                       900  Elf Aquitaine SA ORD                             104,433

                     1,700  Energy Ventures, Inc.(1)                          87,444

                    13,400  Ente Nazionale ORD                                78,225

                    14,300  Exxon Corp.                                      872,300

                     8,500  Murphy Oil Corp.                                 467,500

                       500  NICOR Inc.                                        20,125

See Notes to Financial Statements


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       11


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                     1,100  Talisman Energy, Inc. ORD(1)            $         32,331

                     5,400  Texaco Inc.                                      305,100

                       500  USX-Marathon Group                                17,125

                     6,500  Ultramar Diamond Shamrock Corp.                  197,844

                    17,000  Unocal Corp.                                     676,813

                    14,200  Woodside Petroleum Limited ORD                   101,900
                                                                   ----------------------

                                                                           5,610,327
                                                                   ----------------------

ENERGY (SERVICES) -- 0.5%

                     1,600  Diamond Offshore Drilling, Inc.                   79,800

                       500  Global Marine Inc.(1)                             13,156

                       800  Hvide Marine, Inc.(1)                             22,650

                     4,100  Input/Output, Inc.(1)                            106,088

                     1,100  Key Energy Group, Inc.(1)                         26,744

                     1,400  Noble Drilling Corp.(1)                           42,088

                       100  Petroleum Geo-Services ASA
                                ORD(1)                                         6,438

                       500  Smedvig ASA Cl A ORD                              13,349

                       100  Smedvig ASA Cl B ORD                               2,531

                     1,200  Smith International, Inc.(1)                      76,800

                     6,400  Tidewater Inc.                                   358,800

                     1,500  Transocean Offshore                               71,156

                     2,000  Trico Marine Services, Inc.(1)                    55,875
                                                                   ----------------------

                                                                             875,475
                                                                   ----------------------

ENVIRONMENTAL SERVICES -- 0.6%

                     1,400  American Disposal Services, Inc.(1)               50,050

                     2,500  Superior Services Inc.(1)                         58,750

                     3,222  USA Waste Services, Inc.(1)                      106,527

                    27,300  WMX Technologies, Inc.                           672,263

                     2,000  Waste Industries, Inc.(1)                         40,375
                                                                   ----------------------

                                                                             927,965
                                                                   ----------------------

FINANCIAL SERVICES -- 1.9%

                    10,000  Amvescap Plc ORD                                  72,285

                    13,700  Banco Ambrosiano Veneto S.p.A.
                                ORD                                           44,885

                    13,700  Banco Ambrosiano Veneto S.p.A.
                                Rights for Bonds ORD(1)                        7,216

                    13,700  Banco Ambrosiano Veneto S.p.A.
                                Rights for Stock ORD(1)                       49,802

                     2,000  Bayerische Vereinsbank AG ORD                    118,798

                     2,400  Bear Stearns Companies Inc.                       99,600

                     2,400  Deutsche Bank AG ORD                             153,921

                     3,700  Equitable Companies Inc.                         176,444


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                     4,200  Fannie Mae                               $       221,812

                     1,000  Green Tree Financial Corp.                        30,625

                     4,434  ING Groep N.V. ORD                               180,260

                     3,600  Investor's Group, Inc. ORD                        99,112

                        82  Julius Baer Holding AG ORD                       133,686

                     1,500  Lehman Brothers Holdings, Inc.                    75,844

                    12,400  Lloyds TSB Group plc ORD                         141,361

                     5,700  Merrill Lynch & Co., Inc.                        400,069

                     1,300  Morgan Stanley, Dean Witter,
                                Discover & Co.                                70,606

                     3,620  Newcourt Credit Group Inc. ORD
                                (Acquired 4/10/97 through
                                11/18/97, Cost $140,261)(3)                  114,281

                       270  Newcourt Credit Group, Inc.
                                Subscription Receipts ORD(1)                   8,438

                     1,350  Paine Webber Group, Inc.                          45,394

                     1,800  Promise Co., Ltd. ORD                             99,432

                     3,800  Skandia Forsakrings AB ORD                       200,298

                    11,499  Travelers Group, Inc.                            580,699
                                                                   ----------------------

                                                                           3,124,868
                                                                   ----------------------

FOOD & BEVERAGE -- 1.3%

                     2,500  American Italian Pasta Co. Cl A(1)                59,063

                    25,171  Archer-Daniels-Midland Co.                       538,030

                    27,400  IBP, Inc.                                        625,063

                       300  Lancaster Colony Corp.                            15,047

                       800  Lance, Inc.                                       20,375

                       106  Nestle S.A. ORD                                  155,941

                     3,100  Northland Cranberries, Inc.                       43,497

                       700  Raisio Group plc ORD                              80,486

                     1,300  Smithfield Foods, Inc.(1)                         45,906

                     2,200  Smucker (J.M.) Co.                                54,450

                    11,600  Universal Foods Corp.                            481,400
                                                                   ----------------------

                                                                           2,119,258
                                                                   ----------------------

FURNITURE & FURNISHINGS(2)

                       300  Ethan Allen Interiors Inc.                        11,550

                       200  Miller (Herman), Inc.                             10,125
                                                                   ----------------------

                                                                              21,675
                                                                   ----------------------

HEALTHCARE -- 0.4%

                     8,900  Columbia/HCA Healthcare Corp.                    262,550

                     2,700  Concentra Managed Care, Inc.(1)                   91,547

                     1,050  Health Management Associates,
                                Inc.(1)                                       25,725

                     6,100  Humana Inc.(1)                                   135,344

See Notes to Financial Statements


12      STRATEGIC ALLOCATION: CONSERVATIVE     AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                       100  Oxford Health Plans, Inc.(1)            $           2,381

                     2,500  Quorum Health Group, Inc.(1)                       60,312

                       500  Tenet Healthcare Corp.(1)                          15,844

                       400  United HealthCare Corp.                            20,825

                     3,000  Wellpoint Health Networks Inc.(1)                 138,000
                                                                   -----------------------

                                                                              752,528
                                                                   -----------------------

INDUSTRIAL EQUIPMENT &
MACHINERY -- 0.8%

                     8,000  Caterpillar Inc.                                  383,500

                     8,000  Cooper Industries, Inc.                           413,000

                     8,900  Ingersoll-Rand Co.                                363,787

                       400  Mannesmann AG ORD                                 186,221
                                                                   -----------------------

                                                                            1,346,508
                                                                   -----------------------

INSURANCE -- 2.1%

                     4,300  Aetna Life and Casualty Co.                       324,112

                     3,300  Allstate Corp.                                    283,388

                       800  American International Group, Inc.                 80,650

                     1,924  Assurantieconcern Stad Rotterdam
                                ORD                                            98,935

                     2,962  Axa-UAP ORD                                       214,951

                       800  CIGNA Corp.                                       133,800

                     4,300  CNA Financial Corp.(1)                            526,750

                     6,700  Chubb Corp. (The)                                 475,281

                     6,900  Conseco Inc.                                      321,281

                       100  General Re Corp.                                   19,850

                     2,000  ITT Hartford Group, Inc.                          167,500

                     2,700  Orion Capital Corp.                               121,669

                     9,700  SAFECO Corp.                                      475,906

                     1,600  Sampo Insurance Company Ltd.
                                ORD                                            50,419

                     1,600  St. Paul Companies, Inc.                          128,000

                     2,700  UNUM Corp.                                        128,081
                                                                   -----------------------

                                                                            3,550,573
                                                                   -----------------------

LEISURE -- 0.5%

                       925  Accor SA ORD                                      174,868

                       700  Doubletree Corp.(1)                                30,756

                     8,900  Eastman Kodak Co.                                 539,563

                       400  HFS, Inc.(1)                                       27,450

                    27,000  Ladbroke Group plc ORD                            122,665
                                                                   -----------------------

                                                                              895,302
                                                                   -----------------------


Shares                                                                          Value
-------------------------------------------------------------------------------------------

MACHINERY & EQUIPMENT -- 0.1%

                       300  Applied Materials, Inc.(1)              $           9,891

                     1,700  Rental Service Corp.(1)                            42,712

                     1,100  Veeco Instruments Inc.(1)                          43,691
                                                                   -----------------------

                                                                               96,294
                                                                   -----------------------

MEDICAL EQUIPMENT & SUPPLIES -- 0.4%

                     2,500  AmeriSource Health Corp.(1)                       161,875

                     1,600  Cyberonics, Inc.(1)                                18,200

                       800  Guidant Corp.                                      51,400

                     8,800  Hillenbrand Industries, Inc.                      392,150

                     1,500  Sabratek Corp.(1)                                  38,719

                     3,000  Terumo Corporation ORD                             47,013

                       700  US Surgical Corp.                                  18,462
                                                                   -----------------------

                                                                              727,819
                                                                   -----------------------

METALS & MINING -- 0.5%

                     7,500  Arch Coal Inc.                                    197,344

                    12,200  Homestake Mining Co.                              128,100

                     2,900  Johnson Matthey PLC ORD                            26,864

                     1,000  Kaynar Technologies Inc.(1)                        26,625

                     6,900  Reynolds Metals Co.                               392,869
                                                                   -----------------------

                                                                              771,802
                                                                   -----------------------

OFFICE EQUIPMENT & SUPPLIES -- 0.2%

                     2,200  Kronos Inc.(1)                                     68,200

                     3,700  Xerox Corp.                                       287,444
                                                                   -----------------------

                                                                              355,644
                                                                   -----------------------

PACKAGING & CONTAINERS -- 0.1%

                     3,000  Crown Cork & Seal Co., Inc.                       146,437
                                                                   -----------------------

PAPER & FOREST PRODUCTS -- 0.5%

                    12,100  Chesapeake Corp.                                  414,425

                     4,500  Rayonier, Inc.                                    219,938

                     6,200  Westvaco Corp.                                    202,275
                                                                   -----------------------

                                                                              836,638
                                                                   -----------------------

PHARMACEUTICALS -- 2.3%

                     8,000  Allergan, Inc.                                    271,000

                     2,700  Bristol-Myers Squibb Co.                          252,787

                     1,500  Dura Pharmaceuticals, Inc.(1)                      65,625

                     3,500  Glaxo Wellcome plc ADR                            159,906

                     1,900  Johnson & Johnson                                 119,581

                     4,400  Lilly (Eli) & Co.                                 277,475

                    17,800  Mallinckrodt Inc.                                 658,600

                       500  McKesson Corp.                                     55,938

See Notes to Financial Statements


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       13


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                       200  Medicis Pharmaceutical Corp.(1)         $           8,625

                     6,300  Merck & Co., Inc.                                 595,744

                       333  Novartis AG ORD                                   531,922

                     1,734  Novo Nordisk A/S Cl B ORD                         212,273

                        22  Roche Holding AG ORD                              196,845

                     4,000  Takeda Chemical Inds. ORD                         116,905

                     1,400  Warner-Lambert Co.                                195,825

                     2,200  Zeneca Group plc ORD                               70,224
                                                                   -----------------------

                                                                            3,789,275
                                                                   -----------------------

PRINTING & PUBLISHING -- 0.5%

                    13,500  Banta Corp.                                       340,875

                       500  Deluxe Corp.                                       17,656

                       500  Meredith Corp.                                     17,437

                    10,100  Mondadori (Arnoldo) Editore SpA
                                ORD                                            80,096

                    12,600  Pearson plc ORD                                   175,561

                     7,100  VNU Tijdschriftengroep Nederland
                                ORD                                           170,043

                       600  Wallace Computer Services, Inc.                    20,888
                                                                   -----------------------

                                                                              822,556
                                                                   -----------------------

RAILROAD -- 0.4%

                    10,300  CSX Corp.                                         538,819

                     2,400  Canadian National Railway
                                Company ORD                                   123,889

                     3,900  Railtrack Group PLC ORD                            65,538
                                                                   -----------------------

                                                                              728,246
                                                                   -----------------------

RESTAURANTS -- 0.3%

                     2,600  CKE Restaurants, Inc.                              97,662

                     6,300  Compass Group PLC ORD                              75,119

                       500  Fine Host Corp.(1)                                 14,828

                     1,900  Logan's Roadhouse, Inc.(1)                         34,022

                     2,800  McDonald's Corp.                                  135,800

                     2,000  Rainforest Cafe, Inc.(1)                           71,750
                                                                   -----------------------

                                                                              429,181
                                                                   -----------------------

RETAIL (APPAREL) -- 0.5%

                     1,320  Burlington Coat Factory
                                Warehouse Corp.                                24,667

                     1,800  Hennes & Mauritz AB Cl B ORD                       83,222

                     1,700  Jones Apparel Group, Inc.(1)                       82,875

                     4,100  Liz Claiborne, Inc.                               206,025

                     3,500  Ross Stores, Inc.                                 137,375


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                     3,700  Shoe Carnival, Inc.(1)                   $         33,994

                     3,900  Stage Stores, Inc.(1)                             164,044

                     3,500  TJX Companies, Inc. (The)                         120,750
                                                                   -----------------------

                                                                              852,952
                                                                   -----------------------

RETAIL (FOOD & DRUG) -- 1.1%

                     6,300  Albertson's, Inc.                                 279,562

                     1,300  CVS Corp.                                          86,288

                     1,000  Circle K Japan Co., Ltd. ORD                       50,225

                    30,300  Giant Food Inc. Cl A                            1,022,463

                     6,118  Koninklijke Ahold NV ORD                          163,147

                     6,500  Universal Corp.                                   257,156
                                                                   -----------------------

                                                                            1,858,841
                                                                   -----------------------

RETAIL (GENERAL MERCHANDISE) -- 1.0%

                     3,800  Consolidated Stores Corp.(1)                      184,775

                    14,600  Dillards Inc. Cl A                                533,812

                     5,500  Family Dollar Stores, Inc.                        152,281

                     2,600  Fred's, Inc.                                       63,700

                     1,700  Kohl's Corp.(1)                                   123,038

                     8,100  Next Plc ORD                                      101,233

                     6,200  Penney (J.C.) Company, Inc.                       398,350

                       300  Pinault-Printemps-Redoute SA ORD                  153,473
                                                                   -----------------------

                                                                            1,710,662
                                                                   -----------------------

RETAIL (SPECIALTY) -- 0.2%

                     2,800  Action Performance Cos. Inc.(1)                    80,675

                     1,000  Fastenal Company                                   53,250

                       600  Hasbro, Inc.                                       17,437

                     2,300  Home Depot, Inc.                                  128,656

                       200  Micro Warehouse, Inc.(1)                            2,938

                     2,100  Party City Corp.(1)                                60,113
                                                                   -----------------------

                                                                              343,069
                                                                   -----------------------

STEEL(2)

                     4,300  Bethlehem Steel Corporation(1)                     44,075
                                                                   -----------------------

TEXTILES & APPAREL -- 0.3%

                     1,500  Dexter Corp. (The)                                 59,719

                    16,300  Fruit of the Loom, Inc.(1)                        379,994

                       600  Polo Ralph Lauren Corp.(1)                         16,200

                       600  Timberland Co. (The)(1)                            46,725
                                                                   -----------------------

                                                                              502,638
                                                                   -----------------------

TOBACCO -- 0.2%

                     6,900  Philip Morris Companies Inc.                      300,150
                                                                   -----------------------

See Notes to Financial Statements


14      STRATEGIC ALLOCATION: CONSERVATIVE     AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Shares/Principal Amount                                                        Value
-------------------------------------------------------------------------------------------

TRANSPORTATION -- 0.2%

                     2,000  AirNet Systems Inc.(1)                    $        40,500

                     4,400  Allied Holdings, Inc.(1)                           86,625

                     3,900  XTRA Corp.                                        205,725
                                                                   -----------------------

                                                                              332,850
                                                                   -----------------------

UTILITIES -- 1.6%

                       500  Black Hills Corp.                                  15,906

                       300  Columbia Gas System, Inc. (The)                    21,825

                    24,000  Entergy Corp.                                     624,000

                    19,200  Florida Progress Corp.                            680,400

                     1,500  NIPSCO Industries, Inc.                            70,219

                       100  People's Energy Corp.                               3,662

                    15,500  Texas Utilities Co.                               620,000

                    15,600  Union Electric Co.                                621,075

                       500  Utilicorp United Inc.                              17,094
                                                                   -----------------------

                                                                            2,674,181
                                                                   -----------------------

TOTAL COMMON STOCKS -- 38.1%                                               63,271,303
                                                                   -----------------------
   (Cost $57,615,618)

PREFERRED STOCKS

CHEMICALS & RESINS -- 0.1%

                     1,850  Henkel KGaA ORD                                   113,717
                                                                   -----------------------

CONSUMER PRODUCTS(2)

                        80  Wella Aktiengesellschaft ORD                       57,613
                                                                   -----------------------

TOTAL PREFERRED STOCKS -- 0.1%                                                171,330
                                                                   -----------------------
   (Cost $152,084)

U.S. TREASURY SECURITIES

$                  230,000  U.S. Treasury Notes, 5.50%,
                                11/15/98                                      229,497

                 3,400,000  U.S. Treasury Notes, 7.75%,
                                11/30/99                                    3,523,250

                 2,000,000  U.S. Treasury Notes, 5.50%,
                                12/31/00                                    1,980,624

                 3,250,000  U.S. Treasury Notes, 6.375%,
                                3/31/01                                     3,298,750

                   335,000  U.S. Treasury Notes, 6.625%,
                                7/31/01                                       343,061

                 4,145,000  U.S. Treasury Notes, 7.50%,
                                5/15/02                                     4,404,062


Principal Amount                                                               Value
-------------------------------------------------------------------------------------------

$                3,100,000  U.S. Treasury Notes, 6.00%,
                                7/31/02                                $    3,115,500

                 1,660,000  U.S. Treasury Notes, 6.50%,
                                5/15/05                                     1,718,100

                 3,040,000  U.S  Treasury Notes, 7.00%,
                                7/15/06                                     3,256,600

                   400,000  U.S. Treasury Notes, 6.125%,
                                8/15/07                                       407,375

                 1,125,000  U.S. Treasury Bonds, 12.00%,
                                8/15/08                                     1,643,906

                 1,050,000  U.S. Treasury Bonds, 8.75%,
                                5/15/17                                     1,358,765

                   875,000  U.S. Treasury Bonds, 6.75%,
                                8/15/26                                       948,828

                 1,000,000  U.S. Treasury Bonds, 6.375%,
                                8/16/27                                     1,038,125
                                                                   -----------------------

TOTAL  U.S. TREASURY SECURITIES -- 16.4%                                   27,266,443
                                                                   -----------------------
   (Cost $26,425,263)

MORTGAGE-BACKED SECURITIES(4)

                 1,350,000  FHLMC, 7.93%, 1/20/05                           1,488,417

                   500,000  FHLMC, 7.09%, 11/24/06                            500,395

                   500,000  FNMA, 6.45%, 6/10/03                              497,637

                 1,500,000  FNMA, 7.69%, 9/13/06                            1,564,996

                   550,000  FNMA, 7.00%, 2/20/07                              564,201

                   700,000  FNMA MTN, 7.49%, 5/22/07                          717,080

                    48,716  FNMA Pool #343829, 6.50%,
                                4/1/11                                         48,622

                   832,831  FNMA Pool #341477, 6.50%,
                                5/1/11                                        831,231

                   246,760  FNMA Pool #346400, 6.50%,
                                5/1/11                                        246,286

                   538,739  FNMA Pool #346779, 6.50%,
                                5/1/11                                        537,704

                   231,308  FNMA Pool #369034, 6.50%,
                                2/1/12                                        230,769

                   510,660  FNMA Pool #377181, 6.50%,
                                4/1/12                                        509,470

                   917,475  FNMA Pool #378039, 6.50%,
                                4/1/12                                        915,337

                    94,275  FNMA Pool #250576, 7.00%,
                                6/1/26                                         94,643

                   969,524  FNMA Pool #373510, 7.50%,
                                3/1/27                                        990,086

See Notes to Financial Statements


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       15


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

$                  388,384  GNMA Pool #351417, 7.00%,
                                1/15/24                              $       390,765

                   231,276  GNMA Pool #361446, 8.00%,
                                7/15/24                                      239,593

                   328,566  GNMA Pool #377238, 8.50%,
                                7/20/24                                      342,086

                   279,416  GNMA Pool #355903, 8.00%,
                                9/15/24                                      289,464

                 1,119,947  GNMA Pool #404303, 8.25%,
                                10/15/24                                   1,169,605

                   238,917  GNMA Pool #392995, 8.75%,
                                3/15/25                                      255,366

                   182,375  GNMA Pool #372335, 7.50%,
                                4/15/25                                      186,274

                   302,286  GNMA Pool #001991, 9.00%,
                                4/20/25                                      319,071

                   787,292  GNMA Pool #009297, 8.25%,
                                7/20/25                                      821,137

                   476,585  GNMA Pool #412177, 7.00%,
                                9/15/25                                      478,691

                   519,998  GNMA Pool #416856, 7.50%,
                                10/15/25                                     531,291

                   288,730  GNMA Pool #425081, 7.50%,
                                2/15/26                                      294,903

                   298,858  GNMA Pool #402680, 8.00%,
                                5/15/26                                      309,503

                   460,056  GNMA Pool #417068, 8.00%,
                                5/15/26                                      476,443

                   286,731  GNMA Pool #422006, 7.50%,
                                5/15/26                                      292,861

                    94,263  GNMA Pool #402682, 7.50%,
                                6/15/26                                       96,279

                 1,528,970  GNMA Pool #431942, 8.25%,
                                7/15/26                                    1,586,075

                   464,525  GNMA Pool #002273, 9.00%,
                                8/20/26                                      490,003

                 1,000,000  GNMA Pool #456569, 7.50%,
                                11/15/27                                   1,021,109
                                                                   ----------------------

TOTAL MORTGAGE-BACKED
SECURITIES -- 11.6%                                                       19,327,393
                                                                   ----------------------
   (Cost $18,840,948)


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

WHEN-ISSUED--0.4%

$                  600,000  FHLMC, 6.50%, 12/15/12,
                                settlement 12/15/97                  $       598,875
                                                                   ----------------------
   (Cost $598,875)

ASSET-BACKED SECURITIES(4)

                   600,000  BankAmerica Manufactured
                                Housing Contract, Series
                                1997-2, Class A5, 6.39%,
                                12/10/12                                     600,750

                   800,000  CIT RV Trust, Series 1997-A,
                                Class A6, 6.35%, 4/15/11                     798,000

                   500,000  Capital Equipment Receivables
                                Trust, Series 1997-1, Class A1,
                                5.79%, 12/3/98                               500,000

                   600,000  Money Store (The) Home Equity
                                Trust, Series 1995-C, Class A9,
                                6.375%, 9/15/11                              599,868

                   600,000  TEXTRON, Series 1997-A, Class
                                A1, 6.05%, 3/16/09 (Acquired
                                9/18/97, Cost $562,340)(3)                   563,131

                   600,000  United Companies Financial Corp.,
                                Series 1997-C, Class A7,
                                6.85%, 1/15/29                               605,040
                                                                   ----------------------

TOTAL ASSET-BACKED SECURITIES -- 2.2%                                      3,666,789
                                                                   ----------------------

   (Cost $3,660,465)

CORPORATE BONDS

AEROSPACE & DEFENSE -- 0.6%

                   200,000  Lockheed Martin Corp., 6.85%,
                                5/15/01                                      203,000

                   800,000  Lockheed Martin Corp., 7.25%,
                                5/15/06                                      842,000
                                                                   ----------------------

                                                                           1,045,000
                                                                   ----------------------

BANKING -- 1.3%

                   550,000  Citicorp, 7.125%, 5/15/06                        568,562

                   500,000  First Bank System Inc., 7.625%,
                                5/1/05                                       530,625

                 1,000,000  HSBC America Capital, 8.38%,
                                5/15/27                                    1,047,500
                                                                   ----------------------

                                                                           2,146,687
                                                                   ----------------------

See Notes to Financial Statements


16      STRATEGIC ALLOCATION: CONSERVATIVE     AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 0.4%

$                  600,000  WorldCom, Inc., 7.55%, 4/1/04            $       625,500
                                                                   ----------------------

DIVERSIFIED COMPANIES -- 0.2%

                   400,000  Hanson Overseas BV, 6.75%,
                                9/15/05                                      406,500
                                                                   ----------------------

ENERGY (PRODUCTION &
MARKETING) -- 0.7%

                   600,000  Enron Corp., 6.625%, 11/15/05                    599,250

                   500,000  Enron Corp., 6.75%, 7/1/05                       504,375
                                                                   ----------------------

                                                                           1,103,625
                                                                   ----------------------

FINANCIAL SERVICES -- 2.4%

                   600,000  Advanta Corp., MTN, Series B,
                                7.00%, 5/1/01                                597,750

                   600,000  Comdisco Inc., 7.75%, 9/1/99                     615,750

                   200,000  Ford Motor Credit Co., 6.125%,
                                1/9/06                                       194,750

                   600,000  Ford Motor Credit Co., 6.25%,
                                11/8/00                                      600,750

                   500,000  Japanese Financial Corp. for
                                Municipal Enterprises, 7.375%,
                                4/27/05                                      533,750

                   500,000  Merrill Lynch & Co. Inc., 8.00%,
                                2/1/02                                       531,250

                 1,000,000  Wharf International Finances Ltd.,
                                7.625%, 3/13/07 (Acquired
                                3/6/97, Cost $992,090)(3)                    992,500
                                                                   ----------------------

                                                                           4,066,500
                                                                   ----------------------

MACHINERY & EQUIPMENT -- 0.2%

                   300,000  Time Warner Inc., 6.85%, 1/15/26                 307,875
                                                                   ----------------------

METALS & MINING -- 0.4%

                   100,000  Alcan Aluminium Ltd., 5.875%,
                                4/1/00                                        99,500

                   500,000  Barrick Gold Corp., 7.50%,
                                5/1/07                                       528,750
                                                                   ----------------------

                                                                             628,250
                                                                   ----------------------

OFFICE EQUIPMENT & SUPPLIES -- 0.4%

                   550,000  Xerox Capital Trust, 8.00%,
                                2/1/27 (Acquired 7/17/97,
                                Cost $572,132)(3)                            597,437
                                                                   ----------------------

PRINTING & PUBLISHING -- 0.3%

                   500,000  News America Holdings, 9.125%,
                                10/15/99                                     525,625
                                                                   ----------------------


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

RAILROAD -- 0.1%

$                  200,000  Norfolk Southern Corp., 7.90%,
                                5/15/97                              $       224,000
                                                                   ----------------------

RETAIL (GENERAL MERCHANDISE) -- 0.1%

                   100,000  Sears, Roebuck and Co., 6.00%,
                                5/1/00                                        99,500
                                                                   ----------------------

TOBACCO -- 0.3%

                   250,000  Philip Morris Companies Inc.,
                                6.80%, 12/1/03                               252,188

                   280,000  Philip Morris Companies Inc.,
                                7.75%, 5/1/99                                285,600
                                                                   ----------------------

                                                                             537,788
                                                                   ----------------------

UTILITIES -- 0.7%

                   600,000  CalEnergy Co. Inc., 7.63%,
                                10/15/07                                     606,000

                   300,000  Citizens Utilities Co., 7.60%,
                                6/1/06                                       323,250

                   250,000  Virginia Electric & Power, 8.00%,
                                3/1/04                                       271,250
                                                                   ----------------------

                                                                           1,200,500
                                                                   ----------------------

TOTAL CORPORATE BONDS -- 8.1%                                             13,514,787
                                                                   ----------------------
   (Cost $13,219,982)

SOVEREIGN GOVERNMENTS & AGENCIES

ESP                    25,000,000  Bonos Y Oblig Del Estado,
                                       10.50%, 10/30/03                      209,898

DEM                     1,200,000  Bundesobligation, 5.875%,
                                       5/15/00                               701,900

                        2,350,000  Deutschland Republic, 6.00%,
                                       9/15/03                             1,388,545

FRF                     1,000,000  France O.A.T., 6.75%,
                                       10/25/03                              183,779

                          700,000  France Treasury, 7.00%,
                                       11/12/99                              124,364

CAD                       500,000  Government of Canada, 6.50%,
                                       6/1/04                                371,528

FRF                     1,500,000  Government of France, 8.50%,
                                       4/25/03                               295,004

NLG                       200,000  Government of Netherlands,
                                       8.25%, 2/15/02                        113,006

JPY                    50,000,000  Inter. American Development
                                       Bank, 4.50%, 3/20/03                  455,681

BEF                     4,000,000  Kingdom of Belgium, 9.00%,
                                       6/27/01                               124,504

See Notes to Financial Statements


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       17


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1997


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

DKK                     1,000,000  Kingdom of Denmark, 8.00%,
                                       5/15/03                       $       166,858

SEK                     1,000,000  Kingdom of Sweden, 13.00%,
                                       6/15/01                               158,382

AUD                       300,000  Queensland Treasury Corp.,
                                       8.00%, 8/14/01                        219,295

JPY                   142,000,000  Republic of Italy, 3.50%,
                                       6/20/01                             1,209,295

ITL                   800,000,000  Republic of Italy, 6.75%,
                                       2/1/07                                491,792

                      200,000,000  Republic of Italy, 9.50%,
                                       12/1/97                               115,105

DEM                     1,100,000  Rheinische Hypobank AG,
                                       5.625%, 7/3/01                        636,859

GBP                       600,000  United Kingdom Treasury, 8.00%,
                                       6/10/03                             1,070,340
                                                                   ----------------------

TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES -- 4.8%                                                         8,036,135
                                                                   ----------------------
   (Cost $8,585,259)

COMMERCIAL PAPER(5)

BANKING -- 5.2%

                 2,070,000  Bankers Trust New York Corp.,
                                5.56%, 1/12/98                             2,056,573

                   700,000  Banque Internationale Luxembourg
                                S.A., 5.62%, 1/23/98                         694,208

                 2,500,000  Cibinong International Finance B.V.,
                                5.57%, 12/22/97                            2,491,877

                 2,000,000  Generale Bank, Inc., 5.55%,
                                1/22/98                                    1,983,966

                 1,500,000  IMI Funding Corp. (USA), 5.55%,
                                2/5/98                                     1,483,988
                                                                   ----------------------

                                                                           8,710,612
                                                                   ----------------------

COMPUTER SYSTEMS -- 0.6%

                 1,000,000  Hitachi America, Ltd., 5.56%,
                                3/5/98                                       985,043
                                                                   ----------------------

FINANCIAL SERVICES -- 7.2%

                 1,700,000  Corporate Receivables Corporation,
                                5.77%, 1/6/98 (Acquired
                                11/26/97, Cost $1,688,829)(3)              1,690,191

                 4,100,000  Ford Motor Credit Co., 5.77%,
                                1/14/98                                    4,071,086

$                1,000,000  Hitachi Credit America Corp.,
                                5.72%, 1/23/98                        $      991,579

                 1,500,000  Hitachi Credit America, 5.60%,
                                12/11/97                                   1,497,667

                 2,000,000  Merrill Lynch & Co., Inc., 5.74%,
                                1/30/98                                    1,980,492

                 1,700,000  WCP Funding, Inc., 5.55%,
                                12/1/97 (Acquired 10/20/97,
                                Cost $1,688,993)(3)                        1,700,000
                                                                   ----------------------

                                                                          11,931,015
                                                                   ----------------------

SOVEREIGN GOVERNMENTS &
AGENCIES -- 1.2%

                 2,000,000  Kingdom of Sweden, 5.50%,
                                12/5/97                                    1,998,778
                                                                   ----------------------

TOTAL COMMERCIAL PAPER -- 14.2%                                           23,625,448
                                                                   ----------------------
   (Cost $23,627,011)

TEMPORARY CASH INVESTMENTS--4.1%

       Repurchase Agreement, Merrill Lynch & Co. Inc.,
              (U.S. Treasury obligations), in a joint trading
              account at 5.70%, dated 11/28/97, due
              12/1/97 (Delivery value $6,803,230)                          6,800,000
                                                                   ----------------------

   (Cost $6,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $166,278,503
                                                                  =======================
   (Cost $159,525,505)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

           Contracts       Settlement                       Unrealized
            to Sell           Date            Value         Gain (Loss)
----------------------------------------------------------------------------
         279,278  CHF       1/28/98       $  198,492          $1,366
       1,031,596  DEM       1/28/98          589,083           3,938
       1,746,563  FRF       1/28/98          298,078           2,349
         289,304  GBP       1/28/98          485,938           (819)
      74,370,751  JPY       1/28/98          593,846          (4,922)
         368,498  NLG       1/28/98          186,783           1,232
                                         ------------       ----------
                                          $2,352,220          $3,144
                                         ============       ===========
(Value on Settlement Date $2,355,364)

See Notes to Financial Statements


18      STRATEGIC ALLOCATION: CONSERVATIVE     AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

AUD = Australian Dollar

BEF = Belgian Franc

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

DEM = German Mark

ESP =  Spanish Peseta

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GNMA = Government National Mortgage Association

ITL = Italian Lira

JPY = Japanese Yen

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

SEK = Swedish Krona

(1)   Non-income producing.

(2)   Industry is less than 0.05% of total investment securities.

(3)   Security was purchased  under Rule 144A or Section 4(2) of the  Securities
      Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1997, was $5,673,690, which represented 3.5% of net assets.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) The rates for commercial paper are the yield to maturity at purchase.

See Notes to Financial Statements


ANNUAL REPORT                    STRATEGIC ALLOCATION: CONSERVATIVE       19


                        STRATEGIC ALLOCATION: MODERATE

TOTAL RETURNS AS OF NOVEMBER 30, 1997(1)
                                        6 MONTHS       1 YEAR     LIFE OF
FUND
-------------------------------------------------------------------------------
INVESTOR CLASS (inception 2/15/96)
   Strategic Allocation: Moderate ......   8.61%        13.02%        12.93%
   S&P 500 .............................  13.60%        28.56%        26.42%
   Lehman Aggregate Bond Index .........   6.55%         7.55%        7.63%(2)
   Three-Month U.S. Treasury Bill ......   2.55%         5.17%        5.15%(2)
--------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/2/96)
   Strategic Allocation: Moderate ......   8.47%        12.72%        14.13%
   S&P 500 .............................  13.60%        28.56%        33.97%
   Lehman Aggregate Bond Index .........   6.55%         7.55%        10.05%
   Three-Month U.S. Treasury Bill ......   2.55%         5.17%        5.16%

(1)   Returns for periods less than one year are not annualized.

(2) Return from 2/29/96, the date nearest the class's inception for which data are available.

See pages 68, 72 and 73 for more information about returns, share classes, and the comparative indices.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND  (Investor  Class)
$10,000  investment  made 2/29/96*

Value on 11/30/97

              Strategic:                         Lehman          3-Month
               Moderate         S&P 500         Aggregate        T-Bill

2/29/96         $10,000         $10,000          $10,000         $10,000
3/31/96         $10,081         $10,133          $9,930          $10,041
4/30/96         $10,314         $10,269          $9,875          $10,082
5/31/96         $10,394         $10,504          $9,855          $10,125
6/30/96         $10,411         $10,586          $9,987          $10,167
7/31/96         $10,085         $10,102          $10,014         $10,211
8/30/96         $10,309         $10,292          $9,997          $10,254
9/30/96         $10,650         $10,911          $10,172         $10,297
10/31/96        $10,773         $11,197          $10,397         $10,339
11/30/96        $11,080         $12,018          $10,575         $10,382
12/31/96        $11,019         $11,822          $10,477         $10,425
1/31/97         $11,204         $12,544          $10,509         $10,469
2/28/97         $11,122         $12,619          $10,535         $10,513
3/31/97         $10,825         $12,141          $10,418         $10,558
4/30/97         $10,990         $12,847          $10,574         $10,603
5/31/97         $11,530         $13,600          $10,674         $10,648
6/30/97         $11,851         $14,258          $10,801         $10,691
7/31/97         $12,414         $15,367          $11,092         $10,736
8/31/97         $12,143         $14,484          $10,998         $10,783
9/30/97         $12,711         $15,319          $11,160         $10,827
10/31/97        $12,396         $14,791          $11,322         $10,871
11/30/97        $12,522         $15,450          $11,374         $10,919

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for the other class will vary due to differences in fee structures (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.

* 2/29/96 is the date closest to Investor Class inception for which comparable performance data exist. The class's actual inception date is 2/15/96.

[pie chart]
ASSET ALLOCATION AS OF NOVEMBER 30, 1997

Percent of Fund Investments

U.S. Stocks             45%
Foreign Stocks          12%
U.S. Bonds              23%
Foreign Bonds            7%
Money Market
Securities              13%

See page 72 for the fund's neutral asset mix.


20      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                        STRATEGIC ALLOCATION: MODERATE

MANAGEMENT Q & A

    An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID THE FUND PERFORM?

    For the fiscal year ended November 30, 1997, the fund's Investor Class shares posted a total return of 13.02%, compared with the 13.42% return of the fund's benchmark. The benchmark is composed of several market indexes, each representing a specific asset type (e.g., domestic stocks), that are weighted to match the fund's neutral asset mix. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

    It was the fund's U.S. stock holdings. Our stocks underperformed the broader market overall, and we also underweighted domestic stocks for much of the fiscal year.

WAS THIS A SIGNIFICANT ADJUSTMENT TO THE FUND'S ASSET MIX?

    Not really. The fund's strategic approach dictates that we maintain a relatively stable asset mix. Within this structure, we typically make some minor adjustments in a narrow range around the fund's neutral mix of 60% stocks, 30% bonds, and 10% cash.

    In early 1997, we underweighted U.S. stocks--not by much, just a percent or two below what we consider neutral--and overweighted foreign stocks. Volatility in the domestic stock market was increasing, and we felt there were better values in overseas markets.

    Foreign stocks, especially those in Europe, performed well during the first half of the year, so we took some profits in July and brought our foreign stock allocation back to neutral.

    Immediately following the dramatic U.S. stock market declines in late October, we boosted our domestic stock allocation closer to neutral to take advantage of what we felt were attractive buying opportunities. By the end of the period, our only overweighted position was in cash (money market securities).

ALTHOUGH THE FUND'S BOND ALLOCATION DIDN'T CHANGE MUCH DURING THE YEAR, THE COMPOSITION OF ITS U.S. BOND HOLDINGS DID. CAN YOU EXPLAIN THESE CHANGES?

    The benchmark index for the domestic bond portion of the fund's portfolio is the Lehman Aggregate Bond Index, and our adjustments reflected an effort to match the composition of the index.

    Toward this end, we nearly doubled the fund's corporate bond holdings and cut back on its Treasury securities (see the chart on page 23). We made most of these adjustments toward the end of the fiscal year, when corporate bonds became more attractive compared with Treasury securities.

    Corporate bonds typically offer higher yields than Treasury securities, so these changes should enhance the fund's ability to meet one of its goals, which is regular income. They should also increase the price volatility of the fund's bond component slightly.

HOW DID THE FINANCIAL MELTDOWN IN SOUTHEAST ASIA AFFECT THE FUND?

    It had little effect on the fund, for two reasons. First, the foreign component of the fund is typically around 20%, and Southeast Asian securities make up an even smaller subset of this component. As a result, the price declines of securities in this region had a limited impact on the fund's performance.

    Second, we underweighted our investments in the Far East because our analysis of growth potential at individual companies gave us early warning of the troubles ahead. Most foreign stock and bond indexes allocate about 30% to the Asia/Pacific region, but we

ANNUAL REPORT                             STRATEGIC ALLOCATION: MODERATE      21


                        STRATEGIC ALLOCATION: MODERATE

devoted less than 10% of the fund's foreign holdings to this area. And the majority of this was in Hong Kong, the largest, most stable market in the region. Hong Kong's markets held up best among Southeast Asian countries during the turmoil.

WITH REGARD TO THE FUND'S FOREIGN HOLDINGS, DID YOU DO ANY CURRENCY HEDGING?

    Yes. We hedged around 25-35% of the fund's foreign holdings throughout the fiscal year. With the dollar strengthening against most major foreign currencies, gains earned on investments denominated in these currencies translated into fewer dollars. We felt that our hedging strategy would provide a suitable balance between offsetting currency losses and retaining the fund's exposure to non-dollar-denominated investments.

WHAT ARE YOUR PLANS FOR THE FUND'S ASSET ALLOCATION STRUCTURE GOING FORWARD?

    For the time being, we will likely continue its current positioning, maintaining a roughly neutral asset mix. However, one change we may make in the coming months is to cut back on our U.S. stock holdings.

    Between 1994 and 1996, stock market volatility in the U.S. was relatively low compared with historical norms. But in 1997, we've seen more volatility than normal, especially during the last half of the year. As a result, we feel the need to be more selective in our domestic stock portion.

    We may look to underweight domestic stocks and overweight cash in early 1998, but we hesitate to underweight more than a percent or two because


FUND'S U.S. STOCKS AS OF NOVEMBER 30, 1997

     Number of Companies             321
     Dividend Yield                  1.75%
     Price/Earnings Ratio            25.3

                                 % of Fund's     % of
                                 U.S. Stocks     Fund
  Top 5 U.S. Stocks
     Dow Chemical Co.                1.8%        0.8%
     Ameritech Corp.                 1.7%        0.8%
     IBM Corp.                       1.5%        0.7%
     Merck & Co., Inc.               1.5%        0.7%
     First Union Corp.               1.5%        0.7%


FUND'S FOREIGN STOCKS AS OF NOVEMBER 30, 1997

     Number of Companies             189
     Dividend Yield                  1.49%

                                                 % of Fund's      % of
                                    Country    Foreign Stocks     Fund
  Top 5 Foreign Stocks
     Novartis AG                  Switzerland       3.3%          0.4%
     British Aerospace PLC            UK            2.0%          0.2%
     Credito Italiano                Italy          1.7%          0.2%
     Axa-UAP                        France          1.5%          0.2%
     Newcourt Credit Group Inc.     Canada          1.4%          0.2%

[pie chart]
  Percent of Fund's Foreign Stocks
     Europe                          81%
     Americas
       (excluding U.S.)              9%
     Asia/Pacific                    9%
     South Africa                    1%


22      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                        STRATEGIC ALLOCATION: MODERATE


economic conditions remain favorable for U.S. stocks. Within the fund's U.S. stock component, we also plan to emphasize stocks we feel are undervalued.

WHAT ABOUT THE U.S. BOND MARKET?

    U.S. bonds, especially Treasury securities, have rallied dramatically in the last six months, primarily because of low inflation in the U.S. and demand from foreign investors seeking a "safe haven" from global market volatility. The problems in Southeast Asia could help bonds going forward--they could lead to slower economic growth in the U.S. and more safe-haven demand from abroad.

    The one potentially negative factor also comes from Asia--some countries in the region, especially Japan, may be selling Treasurys to bring cash back home and rebuild their currencies.

IN THE FUND'S SEMIANNUAL REPORT IN MAY, YOU TALKED FAVORABLY ABOUT EUROPEAN STOCK MARKETS. DO YOU STILL LIKE THEM?

    From a long-term perspective, we still like the markets in this region. We believe that corporate restructuring, increased privatization and a greater focus on the customer will boost productivity and corporate profits--as well as stock prices--in Europe. However, economic difficulties stemming from both the Southeast Asian crisis and the move toward European economic and monetary union may weigh these stocks down in the short term.


FUND'S U.S. BONDS AS OF NOVEMBER 30, 1997

     Number of Securities            87
     Weighted Average Maturity       12.5 years
     Average Duration                4.5 years

[pie chart]
  Percent of Fund's U.S. Bonds
     Corporate Bonds                 36%
     U.S. Treasury Notes             30%
     Mortgage-Backed
       Securities                    24%
     U.S. Treasury Bonds             5%
     Asset-Backed Securities         5%


FUND'S FOREIGN BONDS AS OF NOVEMBER 30, 1997

     Number of Securities            9
     Weighted Average Maturity       5.7 years
     Average Duration                4.8 years

[pie chart]
  Percent of Fund's Foreign Bonds
     Europe                          93%
     Americas
      (excluding U.S.)               7%


ANNUAL REPORT                        STRATEGIC ALLOCATION: MODERATE       23

                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE -- 1.8%

                     5,200  Anaren Microwave, Inc.(1)                $       104,650

                     3,200  Boeing Co.                                       170,000

                    18,800  British Aerospace PLC ORD                        513,101

                     8,700  Cobham PLC ORD                                   116,960

                     3,000  General Dynamics Corp.                           259,875

                    11,400  Litton Industries, Inc.(1)                       574,275

                     4,200  Lockheed Martin Corp.                            409,763

                     7,500  Raytheon Co.                                     419,531

                    17,700  United Technologies Corp.                      1,326,394
                                                                   ----------------------

                                                                           3,894,549
                                                                   ----------------------

AGRICULTURE -- 0.2%

                    16,800  AgriBioTech, Inc.                                166,950

                     1,900  Pioneer Hi-Bred International, Inc.              194,038
                                                                   ----------------------

                                                                             360,988
                                                                   ----------------------

AIRLINES -- 0.1%

                       600  AMR Corp.(1)                                      72,712

                     1,100  Continental Airlines, Inc.(1)                     50,119

                     2,000  KLM Royal Dutch Air Lines
                                NV ORD                                        71,950

                     3,000  Ryanair Holdings plc ADR(1)                       79,687
                                                                   ----------------------

                                                                             274,468
                                                                   ----------------------

AUTOMOBILES & AUTO PARTS -- 1.4%

                     1,400  Bertrand Faure SA ORD                             95,337

                    54,900  Britax International plc ORD                     114,510

                     4,100  Dura Automotive Systems, Inc.(1)                 106,856

                    27,200  Ford Motor Co.                                 1,169,600

                     8,200  General Motors Corp.                             500,200

                       105  Georg Fischer AG ORD                             144,310

                       100  Porsche AG ORD                                   155,373

                    18,200  Superior Industries International, Inc.          473,200

                     3,400  Tower Automotive, Inc.(1)                        134,725
                                                                   ----------------------

                                                                           2,894,111
                                                                   ----------------------

BANKING -- 5.2%

                     9,000  Amalgamated Banks of South
                                Africa ORD                                    55,387

                     7,000  Banc One Corp.                                   359,625

                     3,204  Banca Popolare di Bergamo
                                Credito Varesino SpA ORD(1)                   51,281


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                    15,200  Banca Popolare di Brescia ORD(1)         $       114,381

                     4,300  Bank of Nova Scotia ORD                          186,635

                     9,100  BankAmerica Corp.                                664,300

                     2,000  Bankers Trust New York Corp.                     237,125

                     3,800  Bayerische Hypotheken-und
                                Wechsel-Bank AG ORD                          164,843

                     6,500  Chase Manhattan Corp.                            706,062

                     4,400  Citicorp                                         527,725

                     2,400  Credit Suisse Group ORD                          350,887

                   159,600  Credito Italiano ORD                             436,979

                     3,800  Deutsche Pfandbrief-und
                                Hypothekenbank AG ORD                        215,481

                    29,300  First Union Corp.                              1,428,375

                    16,400  First Virginia Banks, Inc.                       784,125

                     4,300  Hansabank Ltd. ORD                                32,746

                     4,400  HSBC Holdings plc ORD                            106,154

                       500  Jyske Bank A/S ORD                                52,824

                    44,000  Long-Term Credit Bank of Japan,
                                Ltd. (The) ORD                                74,123

                    15,700  Mercantile Bancorporation Inc.                   816,400

                    40,900  Merita OY Ltd. Cl A ORD                          207,133

                     1,300  Morgan (J.P.) & Co.                              148,444

                    16,600  NationsBank Corp.                                997,037

                     9,400  Norwest Corp.                                    351,913

                     7,400  PNC Bank Corp.                                   398,213

                     4,920  Security Bank Corp. ORD(1)                         2,534

                    10,200  Skandinaviska Enskilda
                                Banken ORD                                   120,210

                     1,800  Societe Generale ORD                             236,613

                    10,400  Standard Chartered plc ORD                       115,487

                     1,600  Sydbank A/S ORD                                   85,782

                       200  Union Bank of Switzerland ORD                    254,540

                     8,100  Wachovia Corp.                                   623,700
                                                                   ----------------------

                                                                          10,907,064
                                                                   ----------------------

BIOTECHNOLOGY -- 0.3%

                     1,700  Agouron Pharmaceuticals, Inc.(1)                  65,078

                     8,200  Centocor, Inc.(1)                                356,956

                     1,800  PAREXEL International Corp.(1)                    61,875

                     3,600  PathoGenesis Corp.(1)                            128,250
                                                                   ----------------------

                                                                             612,159
                                                                   ----------------------

BROADCASTING & MEDIA -- 0.5%

                     5,600  CBS Corporation                                  168,000

                     3,500  Clear Channel Communications, Inc.(1)            237,125

See Notes to Financial Statements


24      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     6,100  Flextech plc ORD (Acquired
                                6/26/97 through 10/27/97,
                                Cost $61,424)(1)(2)                 $         57,950

                     7,200  Grupo Radio Centro S.A. de C.V.
                                ADR                                          107,100

                     1,041  Havas Advertising SA ORD                         129,611

                     3,500  Heftel Broadcasting Corp.(1)                     259,875

                     4,200  Jacor Communications, Inc.(1)                    183,225
                                                                   ----------------------

                                                                           1,142,886
                                                                   ----------------------

BUILDING & HOME IMPROVEMENTS -- 0.2%

                    52,800  Pilkington plc ORD                               114,143

                    11,100  Premark International, Inc.                      289,987

                     3,500  Royal Group Technologies Ltd.
                                ORD(1)                                        84,314
                                                                   ----------------------

                                                                             488,444
                                                                   ----------------------

BUSINESS SERVICES & SUPPLIES -- 1.3%

                     1,400  AccuStaff, Inc.(1)                                41,387

                    20,000  Bracknell Corp. ORD(1)                            58,292

                     3,400  CGI Group, Inc. ORD(1)                            95,516

                     6,800  Corrections Corp. of America(1)                  235,450

                     2,600  DIS Deutscher Industrie Service
                                AG ORD(1)                                    103,204

                     1,100  Fugro N.V. ORD                                    37,635

                     4,200  Goode Durrant plc ORD                             34,970

                     6,100  Hall, Kinion & Associates, Inc.(1)               108,275

                    13,800  Hays plc ORD                                     170,140

                    12,600  Kelly Services, Inc.                             364,613

                     4,400  Lason, Inc.(1)                                   123,200

                     5,500  NCO Group, Inc.(1)                               210,375

                     3,500  Olsten Corp.                                      52,063

                     9,337  Parity plc ORD                                    98,716

                     2,300  Quintiles Transnational Corp.(1)                 179,256

                     3,900  Randstad Holdings N.V. ORD                       144,815

                     7,315  Robert Walters plc ORD(1)                         50,220

                    10,000  Select Appointments Holdings
                                plc ORD                                       97,956

                     2,700  Stork N.V. ORD                                    98,898

                     6,600  U.S. Filter Corp.(1)                             207,075

                     3,000  Unique International NV ORD                       64,604

                       900  VA Technologie AG ORD                            135,549
                                                                   ----------------------

                                                                           2,712,209
                                                                   ----------------------


Shares                                                                        Value
-------------------------------------------------------------------------------------------

CHEMICALS & RESINS -- 2.0%

                     1,600  Compagnie Francaise d'Etudes et
                                de Construction Technip ORD          $       165,873

                     4,000  Dainippon Ink & Chemicals Inc.
                                ORD                                           14,104

                     3,000  Desc S.A. de C.V.                                112,687

                    17,200  Dow Chemical Co.                               1,698,500

                     2,400  du Pont (E.I.) de Nemours & Co.                  145,350

                    16,000  Great Lakes Chemical Corp.                       718,000

                     8,200  Lubrizol Corp.                                   319,800

                     7,700  Nalco Chemical Co.                               298,856

                     7,300  Praxair, Inc.                                    320,744

                     4,700  Rhone-Poulenc ORD                                211,302

                       700  Union Carbide Corp.                               30,888

                     2,900  VEBA AG ORD                                      172,339
                                                                   ----------------------

                                                                           4,208,443
                                                                   ----------------------

COMMUNICATIONS EQUIPMENT -- 1.0%

                     4,100  Boston Technology, Inc.(1)                        88,150

                    15,100  Cable & Wireless plc ORD                         137,203

                       300  Comverse Technology, Inc.(1)                      10,116

                     2,800  Ericsson (L.M.) Telephone Co. ADR                113,137

                 1,100,000  Ericsson Telecomunicacoes S.A.
                                ORD                                           38,177

                     7,300  Lucent Technologies Inc.                         584,913

                     3,600  Motorola, Inc.                                   226,350

                     2,800  Newbridge Networks Corp.(1)                      117,950

                     1,200  Nokia Corp. Cl A ADR                              99,750

                     1,600  Northern Telecom Ltd. ORD                        143,835

                     4,000  Orckit Communications Ltd.(1)                     82,375

                     8,800  Scientific-Atlanta, Inc.                         176,000

                     5,900  Tekelec(1)                                       223,463

                     3,900  U S WEST Communications, Inc.                    176,231
                                                                   ----------------------

                                                                           2,217,650
                                                                   ----------------------

COMMUNICATIONS SERVICES -- 3.3%

                     8,000  Airtouch Communications, Inc.(1)                 314,000

                     1,072  Alcatel Alsthom Compagnie
                                Generale ORD                                 134,379

                     4,000  Aliant Communications, Inc.                      121,250

                    20,800  Ameritech Corp.                                1,602,900

                     9,300  Bell Atlantic Corp.                              830,025

                    10,200  BellSouth Corp.                                  558,450

                     5,700  France Telecom S.A. ADR(1)                       206,625

See Notes to Financial Statements


ANNUAL REPORT                        STRATEGIC ALLOCATION: MODERATE       25


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                    16,600  Frontier Corp.                           $       406,700

                    26,700  GTE Corp.                                      1,350,019

                         2  NTT Data Corp. ORD                                97,159

                     3,300  Portugal Telecom SA ORD                          151,998

                     7,100  SBC Communications Inc.                          516,969

                       900  Telecel-Comunicacaoes Pessoais,
                                SA ORD(1)                                     82,408

                     1,300  Vimpel-Communications ADR(1)                      39,650

                    16,000  Worldcom, Inc.(1)                                512,500
                                                                   ----------------------

                                                                           6,925,032
                                                                   ----------------------

COMPUTER PERIPHERALS -- 0.4%

                     2,700  Adaptec, Inc.(1)                                 133,566

                     3,100  Cisco Systems Inc.(1)                            267,278

                     7,200  EMC Corp. (Mass.)(1)                             218,250

                     1,900  Quantum Corp.(1)                                  50,409

                     5,200  SCI Systems, Inc.(1)                             238,225
                                                                   ----------------------

                                                                             907,728
                                                                   ----------------------

COMPUTER SOFTWARE & SERVICES -- 2.1%

                     1,300  Adobe Systems Inc.                                54,519

                     2,100  Advantage Learning Systems, Inc.(1)               48,694

                     4,700  Cadence Design Systems, Inc.(1)                  118,675

                     2,240  Cap Gemini SA ORD                                190,863

                     2,700  CBT Group Plc ADR(1)                             191,194

                     3,000  Check Point Software Technologies
                                Ltd.(1)                                      135,562

                     2,200  Crystal Systems Solutions(1)                      43,037

                     5,500  Dassault Systemes S.A. ADR                       144,375

                    13,600  First Data Corp.                                 385,050

                     2,300  Formula Systems (1985) Ltd.
                                ORD(1)                                        76,028

                     1,000  Fuji Soft ABC, Inc. ORD                           34,946

                     6,600  Geac Computer Corp. Ltd. ORD(1)                  167,335

                     6,300  Getronics N.V. ORD                               216,498

                     1,300  HBO & Co.                                         58,256

                     5,900  JBA Holdings Plc ORD                              97,652

                     5,500  JDA Software Group, Inc.(1)                      169,297

                     5,500  JetForm Corp.(1)                                  84,562

                     4,600  McAfee Associates, Inc.(1)                       210,162

                     4,500  Microsoft Corp.(1)                               636,609

                    11,134  Misys plc ORD                                    314,030

                     5,800  Omtool Ltd.(1)                                    60,175

                     4,275  Oracle Systems Corp.(1)                          142,277


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     3,700  Ordina Beheer N.V. ORD(1)               $         55,849

                    10,100  Oshap Technologies, Ltd.(1)                       88,059

                     5,700  QuadraMed Corp.(1)                               149,269

                     5,800  Sage Group plc (The) ORD                          74,594

                       500  Shared Medical Systems Corp.                      32,000

                     5,700  SPR Inc.(1)                                       91,200

                     3,700  Symantec Corp.(1)                                 92,616

                     3,000  Technomatix Technologies Ltd.
                                ADR(1)                                        97,688

                     1,400  TT Tieto OY ORD                                  148,368

                     1,850  Veritas Software Corp.(1)                         80,880

                     1,000  Zoran Corporation(1)                              17,063
                                                                   ----------------------

                                                                           4,507,382
                                                                   ----------------------

COMPUTER SYSTEMS -- 1.3%

                    12,300  Compaq Computer Corp.(1)                         767,981

                       800  Dell Computer Corp.(1)                            67,325

                     4,300  Digital Equipment Corp.(1)                       211,775

                    16,200  Dimension Data Holdings
                                Ltd. ORD(1)                                   70,022

                    13,500  International Business Machines
                                Corp.                                      1,479,094

                     1,000  OPTIMUS S.A. ORD(1)                               25,202

                     1,100  Stratus Computer, Inc.(1)                         35,819

                     3,600  Sun Microsystems, Inc.(1)                        129,487
                                                                   ----------------------

                                                                           2,786,705
                                                                   ----------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT -- 0.3%

                     7,700  Fluor Corp.                                      276,719

                       874  Grupo Acciona SA ORD(1)                          154,763

                    10,000  Hutchison Whampoa Limited ORD                     66,621

                     4,086  Nagron Nationaal Grondbezit N.V.
                                ORD                                           96,625
                                                                   ----------------------

                                                                             594,728
                                                                   ----------------------

CONSUMER PRODUCTS -- 1.2%

                     6,100  Avon Products, Inc.                              352,656

                     2,100  Colgate-Palmolive Co.                            140,306

                     2,000  Electrolux AB Cl B ORD                           157,482

                     3,100  Gillette Company                                 286,169

                    13,700  Helen of Troy Ltd.(1)                            192,656

                    15,900  National Service Industries                      744,319

                     5,400  Procter & Gamble Co. (The)                       412,088

See Notes to Financial Statements


26      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     8,000  Shiseido Co., Ltd. ORD                   $       108,443

                     3,300  Stride Rite Corp. (The)                           39,394

                     2,900  Whirlpool Corp.                                  158,956
                                                                   ----------------------

                                                                           2,592,469
                                                                   ----------------------

CONTROL & MEASUREMENT -- 0.5%

                     5,300  Aehr Test Systems(1)                              49,522

                     5,500  Beckman Instruments, Inc.                        215,188

                     1,500  Coherent, Inc.(1)                                 56,344

                     9,700  Emerson Electric Co.                             533,500

                     1,300  Keyence Corporation ORD                          189,461

                     4,900  Molecular Dynamics, Inc.(1)                       99,531
                                                                   ----------------------

                                                                           1,143,546
                                                                   ----------------------

DIVERSIFIED COMPANIES -- 1.1%

                     5,614  Asko Oyj Cl A ORD(1)                             107,408

                    22,000  Beijing Enterprises Holdings
                                Limited ORD(1)                                57,915

                     7,800  Bodycote International plc ORD                   125,477

                       600  Fiskars Oy AB Cl A ORD                            64,430

                     4,900  General Electric Co. (U.S.)                      361,375

                    39,600  General Electric Company plc ORD                 257,824

                   262,000  Guangzhou Investments Company
                                Ltd. ORD                                      51,178

                     2,500  Hexagon AB ORD                                    71,229

                     9,798  Siebe plc ORD                                    178,220

                    17,500  Tyco International Ltd.                          686,875

                     4,700  Unilever N.V.                                    272,894
                                                                   ----------------------

                                                                           2,234,825
                                                                   ----------------------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 2.2%

                       100  ABB AG ORD                                       133,020

                     9,100  AMP, Inc.                                        395,281

                     3,800  ANADIGICS, Inc.(1)                               125,400

                     1,600  Burr-Brown Corp.(1)                               48,100

                     2,000  Draka Holding N.V. ORD                            89,057

                     8,000  Fujikura Ltd. ORD                                 57,606

                     3,800  General Signal Corp.                             155,087

                     3,100  Intel Corp.                                      240,734

                     6,000  Jabil Circuit, Inc.(1)                           288,750

                     2,400  KLA-Tencor Corporation(1)                         92,850

                     2,400  Leitch Technology Corp ORD(1)                     63,209

                     2,100  Linear Technology Corp.                          135,056

                     4,300  Microchip Technology Inc.(1)                     150,097


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                    21,000  Minebea Company Ltd. ORD                 $       233,653

                     1,600  Nintendo Co., Ltd. ORD                           165,485

                     1,500  Phillips Electronics N.V.                        100,500

                     3,000  Raychem Corp.                                    283,687

                     5,400  REMEC, Inc.(1)                                   124,875

                       600  Sanmina Corp.(1)                                  40,950

                     3,000  Shindengen Electric Manufacturing
                                ORD                                           23,154

                     1,400  Siemens AG ORD                                    82,206

                     6,800  Sipex Corp.(1)                                   215,050

                       600  SMART Modular Technologies, Inc.(1)               37,200

                     6,500  Solectron Corp.(1)                               236,844

                     3,500  Sony Corp. ORD                                   298,923

                     7,600  Texas Instruments Inc.                           374,300

                    14,100  Vari-L Co., Inc.(1)                              139,238

                     8,500  Vitesse Semiconductor Corp.(1)                   379,313
                                                                   ----------------------

                                                                           4,709,625
                                                                   ----------------------

ENERGY (PRODUCTION & MARKETING) -- 3.7%

                     6,900  Amoco Corp.                                      621,000

                     9,200  Atlantic Richfield Co.                           749,800

                    10,400  British Petroleum Co. plc ORD                    142,273

                    29,755  British-Borneo Petroleum
                                Syndicate plc ORD                            222,873

                    13,600  Burlington Resources Inc.                        605,200

                       300  Cairn Energy plc ORD(1)                            2,384

                   182,900  Centrais Eletricas Brasileiras S/A
                                ORD                                           85,242

                    10,000  Chevron Corp.                                    801,875

                     1,400  Elf Aquitaine SA ORD                             162,452

                     4,100  Energy Ventures, Inc.(1)                         210,894

                    17,500  Exxon Corp.                                    1,067,500

                     9,900  Murphy Oil Corp.                                 544,500

                     4,100  NICOR Inc.                                       165,025

                     4,700  Philips Petroleum Co.                            227,656

                     3,400  Remington Energy Ltd. ORD(1)                      56,832

                     3,700  Talisman Energy, Inc. ORD(1)                     108,751

                     7,300  Texaco Inc.                                      412,450

                     5,000  USX-Marathon Group                               171,250

                     7,500  Ultramar Diamond Shamrock Corp.                  228,281

                    19,800  Unocal Corp.                                     788,287

                    24,100  Woodside Petroleum Limited ORD                   172,943

                     6,600  YPF Sociedad Anonima ADR                         221,513
                                                                   ----------------------

                                                                           7,768,981
                                                                   ----------------------
See Notes to Financial Statements


ANNUAL REPORT                        STRATEGIC ALLOCATION: MODERATE       27


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

ENERGY (SERVICES) -- 1.2%

                     2,700  Berkley Petroleum Corp. ORD(1)          $         24,936

                       500  BJ Services Co.(1)                                35,906

                     2,300  Canadian Fracmaster Ltd. ORD                      33,518

                     1,500  Companie Generale de
                                Geophysique SA ADR(1)                         32,437

                     2,061  Det Sondenfjelds-Norske
                                Dampskibsselskab Cl A ORD(1)                  40,410

                     4,200  Diamond Offshore Drilling, Inc.                  209,475

                    11,600  Expro International Group plc ORD                115,294

                     1,900  Global Marine Inc.(1)                             49,994

                     2,300  Hvide Marine, Inc.(1)                             65,119

                     2,000  IHC Caland N.V. ORD                              106,566

                    10,600  Input/Output, Inc.(1)                            274,275

                     2,500  Key Energy Group, Inc.(1)                         60,781

                     1,200  Lukoil Holding ADR                                91,500

                       400  Marine Drilling Companies, Inc.(1)                 9,113

                     3,000  Noble Drilling Corp.(1)                           90,188

                       500  Petroleum Geo-Services ASA ORD(1)                 32,191

                     1,300  Rowan Companies, Inc.(1)                          44,200

                     3,400  Smedvig ASA Cl A ORD                              90,775

                       275  Smedvig ASA Cl B ORD                               6,960

                     3,200  Smith International, Inc.(1)                     204,800

                    12,400  Tidewater Inc.                                   695,175

                     2,800  Transocean Offshore                              132,825

                     4,700  Trico Marine Services, Inc.(1)                   131,306
                                                                   ----------------------

                                                                           2,577,744
                                                                   ----------------------

ENVIRONMENTAL SERVICES -- 0.7%

                     3,400  American Disposal Services, Inc.(1)              121,550

                     6,100  Superior Services Inc.(1)                        143,350

                     4,000  Tomra Systems ASA ORD                            102,901

                     7,275  USA Waste Services, Inc.(1)                      240,530

                     4,600  Waste Industries, Inc.(1)                         92,862

                    31,700  WMX Technologies, Inc.                           780,613
                                                                   ----------------------

                                                                           1,481,806
                                                                   ----------------------

FINANCIAL SERVICES -- 3.5%

                    15,700  Amvescap Plc ORD                                 113,487

                    23,000  Banco Ambrosiano Veneto S.p.A.
                                ORD                                           75,355

                    23,000  Banco Ambrosiano Veneto S.p.A.
                                Rights for Bonds ORD(1)                       12,115


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                    23,000  Banco Ambrosiano Veneto S.p.A.
                                Rights for Stock ORD(1)             $         83,609

                     3,700  Bayerische Vereinsbank AG ORD                    219,776

                     3,200  Bear Stearns Companies Inc.                      132,800

                     5,000  Close Brothers Group plc ORD                      41,589

                    19,000  Corporacion Financiera Reunida,
                                S.A. ORD(1)                                  100,677

                     4,100  Deutsche Bank AG ORD                             262,949

                     2,550  Edwards (A.G.), Inc.                              86,381

                     6,600  Equitable Companies Inc.                         314,737

                    10,400  Fannie Mae                                       549,250

                     2,100  Green Tree Financial Corp.                        64,313

                    36,800  Grupo Financiero Banamex Accival,
                                SA de CV Cl B ORD(1)                          80,827

                     8,811  ING Groep N.V. ORD                               358,203

                     1,200  Investec Holdings Limited ORD                     47,224

                     5,700  Investor's Group, Inc. ORD                       156,927

                       170  Julius Baer Holding AG ORD                       277,154

                     5,780  Kempen & Company NV ORD                          228,292

                     2,600  Lehman Brothers Holdings, Inc.                   131,463

                    23,400  Lloyds TSB Group plc ORD                         266,762

                     7,500  Merrill Lynch & Co., Inc.                        526,406

                    21,600  Morgan Stanley, Dean Witter,
                                Discover & Co.                             1,173,150

                    12,000  Newcourt Credit Group Inc. ORD
                                (Acquired 2/15/96 through
                                11/18/97, Cost $310,846)(2)                  378,832

                       770  Newcourt Credit Group, Inc.
                                Subscription Receipts ORD(1)                  24,065

                     3,600  OM Gruppen AB ORD                                135,673

                    12,000  Peregrine Investments Holdings
                                Limited ORD                                   11,798

                     3,800  Promise Co., Ltd. ORD                            209,912

                       900  SLM Holding Corp.                                116,213

                     6,300  Skandia Forsakrings AB ORD                       332,073

                    13,149  Travelers Group, Inc.                            664,025

                       200  Vontobel Holding AG Cl B ORD                     151,462
                                                                   ----------------------

                                                                           7,327,499
                                                                   ----------------------

FOOD & BEVERAGE -- 1.6%

                     5,600  American Italian Pasta Co. Cl A(1)               132,300

                    29,267  Archer-Daniels-Midland Co.                       625,582

                       800  Coca-Cola Company (The)                           50,000

                       800  Hershey Foods Corp.                               49,100

See Notes to Financial Statements


28      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                    31,800  IBP, Inc.                                $       725,437

                    12,500  J.D. Wetherspoon plc ORD                          65,023

                     1,500  Lance, Inc.                                       38,203

                       163  Nestle S.A. ORD                                  239,797

                     8,200  Northland Cranberries, Inc.                      115,056

                     1,000  OY Hartwall AB ORD                                83,281

                     3,400  Panamerican Beverages Inc. Cl A                  116,450

                     1,200  Raisio Group plc ORD                             137,976

                     2,300  Richfood Holdings, Inc.                           62,819

                     6,300  Smithfield Foods, Inc.(1)                        222,469

                     5,400  Smucker (J.M.) Co.                               133,650

                    13,500  Universal Foods Corp.                            560,250
                                                                   -----------------------

                                                                           3,357,393
                                                                   -----------------------

FURNITURE & FURNISHINGS -- 0.1%

                     2,800  Ethan Allen Interiors Inc.                       107,800

                     1,300  Miller (Herman), Inc.                             65,813
                                                                   -----------------------

                                                                             173,613
                                                                   -----------------------

HEALTHCARE -- 0.7%

                    10,400  Columbia/HCA Healthcare Corp.                    306,800

                     6,300  Concentra Managed Care, Inc.(1)                  213,609

                     1,650  Health Management
                                Associates, Inc.(1)                           40,425

                     7,100  Humana Inc.(1)                                   157,531

                     2,000  Lincare Holdings Inc.(1)                         112,500

                     9,150  Quorum Health Group, Inc.(1)                     220,744

                     1,500  Tenet Healthcare Corp.(1)                         47,531

                     1,400  United HealthCare Corp.                           72,888

                     4,500  Wellpoint Health Networks Inc.(1)                207,000
                                                                   -----------------------

                                                                           1,379,028
                                                                   -----------------------

INDUSTRIAL EQUIPMENT &
MACHINERY -- 1.0%

                    22,000  Ashtead Group plc ORD                             63,536

                     8,300  Caterpillar Inc.                                 397,881

                     9,300  Cooper Industries, Inc.                          480,113

                     1,600  Dover Corp.                                      107,300

                     7,200  Dresser Industries, Inc.                         269,100

                     8,100  Ingersoll-Rand Co.                               331,088

                       550  Mannesmann AG ORD                                256,053

                     3,500  Pfeiffer Vacuum Technology AG
                                ADR(1)                                       103,250

                     4,600  Powerscreen International plc ORD                 51,158
                                                                   -----------------------

                                                                           2,059,479
                                                                   -----------------------


Shares                                                                        Value
-------------------------------------------------------------------------------------------

INSURANCE -- 3.0%

                     9,300  Aetna Life and Casualty Co.              $       700,987

                     8,200  Allstate Corp.                                   704,175

                     1,800  American International Group, Inc.               181,463

                     4,474  Assurantieconcern Stad Rotterdam
                                ORD                                          230,059

                     5,304  Axa-UAP ORD                                      384,909

                     7,900  Chubb Corp. (The)                                560,406

                       400  CIGNA Corp.                                       66,900

                     5,000  CNA Financial Corp.(1)                           612,500

                     5,400  Companhia de Seguros Mundial
                                Confianca, SA ORD(1)                          90,350

                    15,600  Conseco Inc.                                     726,375

                     4,000  Gallagher (Arthur J.) & Co.                      143,000

                     1,700  General Re Corp.                                 337,450

                     3,100  ITT Hartford Group, Inc.                         259,625

                     2,245  Liberty Life Association of Africa
                                Ltd. ORD                                      56,835

                     1,400  Orion Capital Corp.                               63,088

                     4,400  Pohjola Insurance Group Cl B ORD                 165,061

                    11,300  SAFECO Corp.                                     554,406

                     6,500  Sampo Insurance Company
                                Ltd. ORD                                     204,826

                     1,300  Selective Insurance Group, Inc.                   65,894

                     1,900  St. Paul Companies, Inc.                         152,000

                     3,200  UNUM Corp.                                       151,800
                                                                   -----------------------

                                                                           6,412,109
                                                                   -----------------------

LEISURE -- 0.7%

                     1,846  Accor SA ORD                                     348,980

                     9,300  Corporacion Interamericana de
                                Entretenimiento S.A. ORD(1)                   63,634

                     1,400  Doubletree Corp.(1)                               61,512

                    10,300  Eastman Kodak Co.                                624,438

                     1,500  HFS, Inc.(1)                                     102,938

                     2,600  Jackpot Enterprises, Inc.(1)                      31,525

                    52,700  Ladbroke Group plc ORD                           239,424
                                                                   -----------------------

                                                                           1,472,451
                                                                   -----------------------

MACHINERY & EQUIPMENT -- 0.4%

                     4,100  Applied Materials, Inc.(1)                       135,172

                     4,000  ATS Automation Tooling Systems,
                                Inc. ORD(1)                                  132,879

                     5,300  BT Industries AB ORD(1)                          101,586

                     4,000  Rental Service Corp.(1)                          100,500

See Notes to Financial Statements


ANNUAL REPORT                        STRATEGIC ALLOCATION: MODERATE       29


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                          Value
-------------------------------------------------------------------------------------------

                       360  Rieter Holdings Ltd. ORD                 $       157,016

                     1,500  Swisslog Holding AG ORD                          114,911

                     3,400  Veeco Instruments Inc.(1)                        135,044
                                                                   ----------------------

                                                                             877,108
                                                                   ----------------------

MEDICAL EQUIPMENT & SUPPLIES -- 0.7%

                     5,900  AmeriSource Health Corp.(1)                      382,025

                     1,000  Becton, Dickinson and Co.                         51,562

                     5,400  Cyberonics, Inc.(1)                               61,425

                     1,900  Guidant Corp.                                    122,075

                     6,600  Hillenbrand Industries, Inc.                     294,112

                       509  LVL Medical ORD(1)                                52,424

                     1,500  Ortivus AB Cl B ORD                               53,811

                     3,700  Sabratek Corp.(1)                                 95,506

                     5,300  Spectra-Physics AB ORD                           134,877

                     6,000  Terumo Corporation ORD                            94,025

                     1,700  US Surgical Corp.                                 44,838
                                                                   ----------------------

                                                                           1,386,680
                                                                   ----------------------

METALS & MINING -- 0.6%

                     5,800  Aalberts Industries N.V. ORD(1)                  147,371

                     8,700  Arch Coal Inc.                                   228,919

                    14,200  Homestake Mining Co.                             149,100

                     4,500  Johnson Matthey PLC ORD                           41,686

                     2,400  Kaynar Technologies Inc.(1)                       63,900

                     3,900  Parker-Hannifin Corp.                            173,550

                     1,200  Phelps Dodge Corp.                                79,500

                     8,000  Reynolds Metals Co.                              455,500
                                                                   ----------------------

                                                                           1,339,526
                                                                   ----------------------

OFFICE EQUIPMENT & SUPPLIES -- 0.4%

                     5,000  Kronos Inc.(1)                                   155,000

                     8,100  Xerox Corp.                                      629,269
                                                                   ----------------------

                                                                             784,269
                                                                   ----------------------

PACKAGING & CONTAINERS -- 0.1%

                     3,400  Crown Cork & Seal Co., Inc.                      165,962
                                                                   ----------------------

PAPER & FOREST PRODUCTS -- 0.5%

                    14,100  Chesapeake Corp.                                 482,925

                     3,500  Pope & Talbot, Inc.                               57,750

                     5,200  Rayonier, Inc.                                   254,150

                     7,200  Westvaco Corp.                                   234,900
                                                                   ----------------------

                                                                           1,029,725
                                                                   ----------------------


Shares                                                                        Value
-------------------------------------------------------------------------------------------

PHARMACEUTICALS -- 3.3%

                     9,300  Allergan, Inc.                           $       315,037

                     8,500  Bristol-Myers Squibb Co.                         795,812

                       500  Christian Hansen Holding A/S
                                Cl B ORD                                      56,965

                     3,600  Dura Pharmaceuticals, Inc.(1)                    157,500

                     5,900  Glaxo Wellcome plc ADR                           269,556

                    10,600  Lilly (Eli) & Co.                                668,463

                    20,800  Mallinckrodt Inc.                                769,600

                     1,200  McKesson Corp.                                   134,250

                       600  Medicis Pharmaceutical Corp.(1)                   25,875

                    15,400  Merck & Co., Inc.                              1,456,263

                       546  Novartis AG ORD                                  872,160

                     2,720  Novo Nordisk A/S Cl B ORD                        332,977

                     1,000  Richter Gedeon Rt. GDR (Acquired
                                6/24/97, Cost $87,250)(2)                     94,432

                        31  Roche Holding AG ORD                             277,372

                     7,000  Takeda Chemical Inds. ORD                        204,584

                     3,400  Warner-Lambert Co.                               475,575

                     3,500  Zeneca Group plc ORD                             111,721
                                                                   ----------------------

                                                                           7,018,142
                                                                   ----------------------

PRINTING & PUBLISHING -- 0.7%

                    15,700  Banta Corp.                                      396,425

                     5,600  Deluxe Corp.                                     197,750

                    15,300  Mondadori (Arnoldo) Editore SpA
                                ORD                                          121,333

                    22,600  Pearson plc ORD                                  314,895

                     1,800  Sondagsavisen A/S ORD(1)                          80,421

                    12,500  VNU Tijdschriftengroep Nederland
                                ORD                                          299,371

                     3,300  Wallace Computer Services, Inc.                  114,881
                                                                   ----------------------

                                                                           1,525,076
                                                                   ----------------------

RAILROAD -- 0.4%

                     3,300  Canadian National Railway
                                Company ORD                                  170,348

                    11,900  CSX Corp.                                        622,519

                     6,300  Railtrack Group PLC ORD                          105,869
                                                                   ----------------------

                                                                             898,736
                                                                   ----------------------

REAL ESTATE -- 0.1%

                     7,800  Cambridge Shopping Centres Ltd.
                                ORD (Acquired 8/7/97, Cost
                                $82,342)(2)                                   82,993

                     7,000  Castellum AB ORD(1)                               65,726
                                                                   ----------------------

                                                                             148,719
                                                                   ----------------------

See Notes to Financial Statements


30      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

RESTAURANTS -- 0.5%

                     6,500  CKE Restaurants, Inc.                    $       244,156

                    11,700  Compass Group PLC ORD                            139,507

                     1,000  Fine Host Corp.(1)                                29,656

                     4,000  Logan's Roadhouse, Inc.(1)                        71,625

                     3,200  McDonald's Corp.                                 155,200

                     9,000  PizzaExpress plc ORD                             127,605

                     5,300  Rainforest Cafe, Inc.(1)                         190,137
                                                                   ----------------------

                                                                             957,886
                                                                   ----------------------

RETAIL (APPAREL) -- 0.5%

                     2,800  Hennes & Mauritz AB Cl B ORD                     129,457

                     3,500  Jones Apparel Group, Inc.(1)                     170,625

                     7,700  Ross Stores, Inc.                                302,225

                     5,500  Shoe Carnival, Inc.(1)                            50,531

                     9,300  Stage Stores, Inc.(1)                            391,181

                     2,300  TJX Companies, Inc. (The)                         79,350
                                                                   ----------------------

                                                                           1,123,369
                                                                   ----------------------

RETAIL (FOOD & DRUG) -- 1.1%

                     7,300  Albertson's, Inc.                                323,937

                     1,700  Circle K Japan Co., Ltd. ORD                      85,383

                     3,400  CVS Corp.                                        225,675

                    35,300  Giant Food Inc. Cl A                           1,191,375

                    11,814  Koninklijke Ahold NV ORD                         315,040

                     5,100  Metro Cash & Carry Limited ORD                     4,776

                     6,900  Universal Corp.                                  272,981
                                                                   ----------------------

                                                                           2,419,167
                                                                   ----------------------

RETAIL (GENERAL MERCHANDISE) -- 1.6%

                     8,625  Consolidated Stores Corp.(1)                     419,391

                    20,100  Dillard's Inc. Cl A                              734,906

                     3,000  Ellerine Holdings Limited ORD                     20,871

                    12,950  Family Dollar Stores, Inc.                       358,553

                     3,200  Federated Department Stores, Inc.
                                (NEW)(1)                                     145,800

                     6,200  Fred's, Inc.                                     151,900

                       200  Galeries Lafayette ORD                            86,731

                     4,200  Kohl's Corp.(1)                                  303,975

                    26,300  Next Plc ORD                                     328,694

                     7,200  Penney (J.C.) Company, Inc.                      462,600

                       500  Pinault-Printemps-Redoute SA
                                ORD                                          255,789
                                                                   ----------------------

                                                                           3,269,210
                                                                   ----------------------


Shares                                                                        Value
-------------------------------------------------------------------------------------------

RETAIL (SPECIALTY) -- 0.4%

                     7,400  Action Performance Cos. Inc.(1)          $       213,213

                     2,800  Fastenal Company                                 149,100

                     5,100  Home Depot, Inc.                                 285,281

                     1,500  Micro Warehouse, Inc.(1)                          22,031

                     5,000  Party City Corp.(1)                              143,125
                                                                   ----------------------

                                                                             812,750
                                                                   ----------------------

STEEL -- 0.1%

                    11,100  Bethlehem Steel Corporation(1)                   113,775

                     1,100  USX-U.S. Steel Group                              34,444

                     1,500  Vallourec SA ORD                                  90,636
                                                                   ----------------------

                                                                             238,855
                                                                   ----------------------

TEXTILES & APPAREL -- 0.4%

                     4,300  Dexter Corp. (The)                               171,194

                    19,000  Fruit of the Loom, Inc.(1)                       442,937

                     1,700  Nautica Enterprises, Inc.(1)                      47,759

                     2,100  Polo Ralph Lauren Corp.(1)                        56,700

                     1,500  Timberland Co. (The)(1)                          116,813
                                                                   ----------------------

                                                                             835,403
                                                                   ----------------------

TOBACCO -- 0.6%

                    30,000  Philip Morris Companies Inc.                   1,305,000
                                                                   ----------------------

TRANSPORTATION -- 0.4%

                     4,300  AirNet Systems Inc.(1)                            87,075

                    10,600  Allied Holdings, Inc.(1)                         208,687

                       800  Finnlines OY ORD                                  31,812

                     5,000  Internatio-Muller NV ORD                         153,711

                     3,600  Smit Internationale NV ORD(1)                    102,340

                     4,600  XTRA Corp.                                       242,650
                                                                   ----------------------

                                                                             826,275
                                                                   ----------------------

UTILITIES -- 1.8%

                       900  Black Hills Corp.                                 28,631

                     2,000  Columbia Gas System, Inc. (The)                  145,500

                   191,600  Companhia de Saneamento Basico
                                do Estado de Sao Paulo ORD                    44,562

                    27,900  Entergy Corp.                                    725,400

                    22,300  Florida Progress Corp.                           790,256

                     4,000  FPL Group, Inc.                                  223,750

                     5,900  NIPSCO Industries, Inc.                          276,194

                     2,900  Pacific Enterprises                              102,587

                    18,000  Texas Utilities Co.                              720,000

See Notes to Financial Statements


ANNUAL REPORT                        STRATEGIC ALLOCATION: MODERATE       31


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Shares/Principal Amount                                                     Value
-------------------------------------------------------------------------------------------

                     2,420  Unified Energy Systems GDR(1)           $         55,358

                    18,100  Union Electric Co.                               720,606
                                                                   ----------------------

                                                                           3,832,844
                                                                   ----------------------

TOTAL COMMON STOCKS -- 57.2%                                             120,919,816
                                                                   ----------------------
   (Cost $109,871,054)

PREFERRED STOCKS

CHEMICALS & RESINS -- 0.1%

                     3,440  Henkel KGaA ORD                                  211,452
                                                                   ----------------------

COMPUTER SOFTWARE & SERVICES -- 0.2%

                     1,100  SAP AG ORD                                       338,701
                                                                   ----------------------

CONSUMER PRODUCTS -- 0.1%

                       170  Wella Aktiengesellschaft ORD                     122,427
                                                                   ----------------------

ENERGY (PRODUCTION & MARKETING)(3)

                   424,211  Petroleo Brasileiro S/A ORD                       92,162
                                                                   ----------------------

FINANCIAL SERVICES -- 0.1%

                     1,140  Marschollek, Lautenschlaeger und
                                Partner AG ORD                               281,849
                                                                   ----------------------

TOTAL PREFERRED STOCKS -- 0.5%                                             1,046,591
                                                                   ----------------------
   (Cost $776,794)

U.S. TREASURY SECURITIES

$                1,550,000  U.S. Treasury Notes, 5.00%,
                                2/15/99                                    1,536,438

                 3,275,000  U.S. Treasury Notes, 6.625%,
                                7/31/01                                    3,353,803

                 3,100,000  U.S. Treasury Notes, 7.50%,
                                5/15/02                                    3,293,750

                   500,000  U.S. Treasury Notes, 5.875%,
                                9/30/02                                      500,000

                 6,075,000  U.S. Treasury Notes, 5.75%,
                                8/15/03                                    6,037,031

                   100,000  U.S. Treasury Notes, 5.875%,
                                11/15/05                                      99,656

                 2,075,000  U.S. Treasury Bonds, 7.25%,
                                5/15/16                                    2,331,781
                                                                   ----------------------

TOTAL U.S. TREASURY SECURITIES -- 8.1%                                    17,152,459
                                                                   ----------------------
   (Cost $16,638,711)


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES(4)

$                  700,000  FHLMC, 7.09%, 11/24/06                   $       700,554

                   113,394  FHLMC Gold Pool #C00465,
                                8.00%, 6/1/26                                117,351

                   436,209  FHLMC Gold Pool #D72306,
                                8.00%, 6/1/26                                451,428

                   167,875  FHLMC Gold Pool #D72431,
                                8.00%, 6/1/26                                173,732

                   380,262  FHLMC Gold Pool #D72499,
                                8.00%, 7/1/26                                393,529

                   700,000  FNMA, 7.00%, 2/20/07                             718,074

                   900,000  FNMA MTN, 7.49%, 5/22/07                         921,960

                   934,411  FNMA Pool #373899, 6.50%,
                                3/1/12                                       932,232

                   194,812  FNMA Pool #125477, 6.50%,
                                4/1/12                                       194,358

                   899,271  FNMA Pool #369085, 6.50%,
                                4/1/12                                       897,174

                    63,565  FNMA Pool #377181, 6.50%,
                                4/1/12                                        63,416

                   973,081  FNMA Pool #377379, 6.50%,
                                4/1/12                                       970,813

                   235,475  FNMA Pool #341078, 7.00%,
                                5/1/26                                       236,393

                   404,000  FNMA Pool #250576, 7.00%,
                                6/1/26                                       378,571

                   969,524  FNMA Pool #373510, 7.50%,
                                3/1/27                                       990,086

                   538,806  GNMA Pool #397233, 9.50%,
                                2/20/25                                      578,845

                   398,194  GNMA Pool #392995, 8.75%,
                                3/15/25                                      425,610

                   302,286  GNMA Pool #001991, 9.00%,
                                4/20/25                                      319,072

                   283,635  GNMA Pool #416856, 7.50%,
                                10/15/25                                     289,795

                   163,773  GNMA Pool #421254, 7.50%,
                                11/15/25                                     167,330

                   324,010  GNMA Pool #416761, 7.50%,
                                6/15/26                                      330,937

                 1,000,000  GNMA Pool #456569, 7.50%,
                                11/15/27                                   1,021,109
                                                                   ----------------------

TOTAL MORTGAGE-BACKED
SECURITIES -- 5.3%                                                        11,272,369
                                                                   ----------------------
   (Cost $11,030,839)

See Notes to Financial Statements


32      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

WHEN-ISSUED -- 0.2%

$                  300,000  FHLMC, 6.50%, 12/15/12,
                                settlement 12/15/97                  $       299,437
                                                                    --------------------
   (Cost $299,438)

ASSET-BACKED SECURITIES(4)

                   400,000  BankAmerica Manufactured
                                Housing Contract, Series
                                1997-2, Class A5, 6.39%,
                                12/10/12                                     400,500

                   500,000  CIT RV Trust, Series 1997-A,
                                Class A6, 6.35%, 4/15/11                     498,750

                   500,000  Capital Equipment Receivables
                                Trust, Series 1997-1, Class A1,
                                5.79%, 12/3/98                               500,000

                   400,000  Money Store (The) Home Equity
                                Trust, Series 1995-C, Class A9,
                                6.375%, 9/15/11                              399,912

                   281,543  TEXTRON, Series 1997-A, Class
                                A1, 6.05%, 3/16/09 (Acquired
                                9/18/97, Cost $281,170)(2)                   281,566

                   300,000  United Companies Financial Corp.,
                                Series 1997-C, Class A7,
                                6.85%, 1/15/29                               302,520
                                                                   ----------------------

TOTAL ASSET-BACKED SECURITIES -- 1.1%                                      2,383,248
                                                                   ----------------------
   (Cost $2,379,951)

CORPORATE BONDS

AEROSPACE & DEFENSE -- 0.3%

                   400,000  Lockheed Martin Corp., 6.85%,
                                5/15/01                                      406,000

                   200,000  Lockheed Martin Corp., 7.25%,
                                5/15/06                                      210,500
                                                                   ----------------------

                                                                             616,500
                                                                   ----------------------

BANKING -- 0.9%

                   500,000  Bay View Capital Corp., 9.125%,
                                8/15/07                                      513,750

                   400,000  Citicorp, 7.125%, 5/15/06                        413,500

                   400,000  Santander Financial Issuances Ltd.,
                                7.00%, 4/1/06                                409,000

                   650,000  U.S. Bancorp (Del.), 7.625%,
                                5/1/05                                       689,812
                                                                   ----------------------

                                                                           2,026,062
                                                                   ----------------------


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

BROADCASTING & MEDIA -- 0.1%

$                  250,000  Fox Kids Worldwide Inc., 9.25%,
                                11/1/07                              $       239,375
                                                                   ----------------------

CHEMICALS & RESINS -- 0.1%

                   250,000  Texas Petrochemical Corp.,
                                11.125%, 7/1/01                              275,000
                                                                   ----------------------

COMMUNICATIONS SERVICES -- 0.5%

                   250,000  360 Communications Co., 7.125%,
                                3/1/03                                       254,375

                   100,000  Tele-Communications Inc., 8.25%,
                                1/15/03                                      105,500

                   250,000  Teleport Communications Group
                                Inc., 7.86%, 7/1/07(5)                       198,750

                   400,000  WorldCom, Inc., 7.55%, 4/1/04                    417,000
                                                                   ----------------------

                                                                             975,625
                                                                   ----------------------

COMPUTER SOFTWARE & SERVICES -- 0.1%

                   250,000  Unisys Corp., 12.00%, 4/15/03                    283,125
                                                                   ----------------------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 0.1%

                   250,000  DII Group Inc., 8.50%, 9/15/07
                                (Acquired 9/17/97, Cost
                                $250,000)(2)                                 248,750
                                                                   ----------------------

ENERGY (PRODUCTION & MARKETING) -- 1.3%

                   400,000  Enron Corp., 6.625%, 11/15/05                    399,500

                   750,000  Oryx Energy Co., 8.375%,
                                7/15/04                                      809,063

                   300,000  Seagull Energy Corp., 7.50%,
                                9/15/27                                      307,125

                   500,000  Stone Energy Corp., 8.75%,
                                9/15/07 (Acquired 9/16/97,
                                Cost $496,415)(2)                            501,250

                   200,000  Triton Energy Ltd., 8.75%,
                                4/15/02                                      209,000

                   500,000  United Meridian Corp., 10.375%,
                                10/15/05                                     542,500
                                                                   ----------------------

                                                                           2,768,438
                                                                   ----------------------

ENERGY (SERVICES) -- 0.3%

                   500,000  Cliffs Drilling Company, 10.25%,
                                5/15/03                                      542,500
                                                                   ----------------------

FINANCIAL SERVICES -- 1.0%

                   400,000  Advanta Corp., MTN, Series B,
                                7.00%, 5/1/01                                398,500

                   400,000  Comdisco Inc., 7.75%, 9/1/99                     410,500

See Notes to Financial Statements


ANNUAL REPORT                        STRATEGIC ALLOCATION: MODERATE       33


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

$                  400,000  Ford Motor Credit Co., 6.125%,
                                1/9/06                                $      389,500

                   200,000  Merrill Lynch & Co. Inc., 8.00%,
                                2/1/02                                       212,500

                   250,000  Metris Companies Inc., 10.00%,
                                11/1/04 (Acquired 11/4/97,
                                Cost $250,000)(2)                            254,375

                   500,000  Wharf International Finance Ltd.,
                                7.625%, 3/13/07 (Acquired
                                3/6/97, Cost $496,045)(2)                    496,250
                                                                   ----------------------

                                                                           2,161,625
                                                                   ----------------------

FOOD & BEVERAGE -- 0.2%

                   250,000  Friendly Ice Cream, 10.50%,
                                12/1/07                                      252,500

                   125,000  RJR Nabisco Holdings Corp.,
                                8.75%, 4/15/04                               133,438
                                                                   ----------------------

                                                                             385,938
                                                                   ----------------------

HEALTHCARE -- 0.2%

                   500,000  Vencor Inc., 8.625%, 7/15/07
                                (Acquired 10/21/97, Cost
                                $509,375)(2)                                 493,750
                                                                   ----------------------

INSURANCE -- 0.2%

                   400,000  Aetna Services Inc., 6.75%,
                                8/15/01                                      407,500
                                                                   ----------------------

LEISURE -- 0.3%

                   100,000  Paramount Communications, Inc.,
                                7.50%, 1/15/02                               101,750

                   100,000  Time Warner Inc., 8.11%,
                                8/15/06                                      107,875

                   350,000  Time Warner Inc., 6.85%,
                                1/15/26                                      359,187
                                                                   ----------------------

                                                                             568,812
                                                                   ----------------------

METALS & MINING -- 0.4%

                   100,000  Alcan Aluminium Ltd., 5.875%,
                                4/1/00                                        99,500

                   400,000  Barrick Gold Corp., 7.50%,
                                5/1/07                                       423,000

                   250,000  Kaiser Aluminum & Chemical,
                                12.75%, 2/1/98                               268,125
                                                                   ----------------------

                                                                             790,625
                                                                   ----------------------

OFFICE EQUIPMENT & SUPPLIES -- 0.2%

                   350,000  Xerox Capital Trust, 8.00%,
                                2/1/27 (Acquired 7/17/97,
                                Cost $364,037)(2)                            380,187
                                                                   ----------------------


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 0.1%

$                  150,000  Domtar, Inc., 8.75%, 8/1/06               $      157,500
                                                                   ----------------------

RAILROAD -- 0.2%

                   450,000  Norfolk Southern Corp.,
                                7.90%, 5/15/97                               504,000
                                                                   ----------------------

REAL ESTATE -- 0.2%

                   300,000  Spieker Properties, Inc.,
                                6.80%, 12/15/01                              303,750
                                                                   ----------------------

RESTAURANTS -- 0.3%

                   500,000  Apple South Inc., 9.75%,
                                6/1/06                                       531,250
                                                                   ----------------------

RETAIL (GENERAL MERCHANDISE) -- 0.1%

                   150,000  Federated Department
                                Stores, 8.50%, 6/15/03                       162,938
                                                                   ----------------------

STEEL -- 0.1%

                   250,000  Armco Inc., 9.00%, 9/15/07
                                (Acquired 9/9/97,
                                Cost $248,700)(2)                            248,750
                                                                   ----------------------

TEXTILES & APPAREL -- 0.1%

                   250,000  Nine West Group Inc., 8.375%,
                                8/15/05                                      255,625
                                                                   ----------------------

TOBACCO -- 0.3%

                   450,000  Philip Morris Companies Inc.,
                                6.80%, 12/1/03                               453,938

                   220,000  Philip Morris Companies Inc.,
                                7.75%, 5/1/99                                224,400
                                                                   ----------------------

                                                                             678,338
                                                                   ----------------------

TRANSPORTATION -- 0.1%

                   250,000  Kitty Hawk Inc., 9.95%, 11/15/04
                                (Acquired 11/14/97, Cost
                                $250,000)(2)                                 252,500
                                                                   ----------------------

UTILITIES -- 0.6%

                    500,000  AES Corp., 8.50%, 11/1/07                       496,250

                    400,000  CalEnergy Co. Inc., 7.63%,
                                 10/15/07                                    404,000

                    400,000  Pacific Gas and Electric Company,
                                 6.25%, 3/1/04                               399,500
                                                                   ----------------------

                                                                           1,299,750
                                                                   ----------------------

TOTAL CORPORATE BONDS -- 8.3%                                             17,558,213
                                                                   ----------------------
   (Cost $17,199,549)

See Notes to Financial Statements


34      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOVEMBER 30, 1997


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES

ESP                       55,000,000  Bonos Y Oblig Del Estado,
                                          10.50%, 10/30/03                $  461,776

DEM                        3,200,000  Bundesobligation, 5.875%,
                                          5/15/00                          1,871,732

                           4,750,000  Deutschland Republic, 6.00%,
                                          9/15/03                          2,806,635

FRF                        2,000,000  France O.A.T., 6.75%,
                                          10/25/03                           367,557

CAD                        1,300,000  Government of Canada,
                                          7.25%, 6/1/03                      993,454

FRF                        4,000,000  Government of France, 8.50%,
                                          4/25/03                            786,679

JPY                      430,000,000  Republic of Italy, 3.50%,
                                          6/20/01                          3,661,949

ITL                    2,300,000,000  Republic of Italy, 6.75%,
                                          2/1/07                           1,413,902

GBP                          975,000  United Kingdom Treasury,
                                          8.00%, 6/10/03                   1,739,303
                                                                   ----------------------

TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES -- 6.7%                                                        14,102,987
                                                                   ----------------------
   (Cost $14,717,720)

COMMERCIAL PAPER(6)

BANKING -- 4.0%

$                 2,500,000  Bankers Trust New York Corp.,
                                 5.60%, 4/16/98                           2,446,695

                  1,000,000  Cibinong International Finance B.V.,
                                 5.57%, 12/22/97                             996,751

                  2,000,000  Generale Bank, Inc., 5.55%,
                                 1/22/98                                   1,983,966

                 2,000,000  IMI Funding Corp., 5.51%,
                                1/23/98                                    1,983,776

                  1,000,000  Societe Generale, 5.39%, 1/5/98                 994,604
                                                                   ----------------------

                                                                           8,405,792
                                                                   ----------------------

COMPUTER SYSTEMS -- 0.4%

                 1,000,000  Hitachi Credit America Corp.,
                                5.56%, 3/5/98                                985,043
                                                                   ----------------------

FINANCIAL SERVICES -- 1.6%

                   435,000  Corporate Receivables Corporation,
                                5.65%, 1/16/98                               431,860

                   110,000  Hitachi Credit America Corp.,
                                5.60%, 12/23/97                              109,624


Principal Amount                                                              Value
-------------------------------------------------------------------------------------------

$                  900,000  Hitachi Credit America Corp.,
                                5.72%, 1/23/98                        $      892,421

                 2,000,000  Merrill Lynch & Co., Inc., 5.74%,
                                1/30/98                                    1,980,492
                                                                   ----------------------

                                                                           3,414,397
                                                                   ----------------------

INSURANCE -- 2.6%

                 5,507,000  SAFECO Credit Company, 5.55%,
                                12/3/97 (Acquired 10/14/97,
                                Cost $5,505,302)(2)                        5,505,302
                                                                   ----------------------

RETAIL (FOOD & DRUG) -- 1.2%

                 2,500,000  Southland Corporation, 5.60%,
                                1/21/98                                    2,480,167
                                                                   ----------------------

TOTAL COMMERCIAL PAPER -- 9.8%                                            20,790,701
                                                                   ----------------------

   (Cost $20,791,930)

CERTIFICATES OF DEPOSIT -- 1.0%

                 2,000,000  Societe Generale, 5.63%,
                                12/31/97                                   1,999,982
                                                                   ----------------------
   (Cost $1,999,982)

TEMPORARY CASH INVESTMENTS -- 1.8%

       Repurchase Agreement, Merrill Lynch & Co.
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.70%, dated 11/28/97,
              due 12/1/97 (Delivery value $3,801,805)                      3,800,000
                                                                   ----------------------
   (Cost $3,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $211,325,803
                                                                  =======================
   (Cost $199,505,968)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

           Contracts      Settlement                      Unrealized
            to Sell          Date          Value          Gain (Loss)
-------------------------------------------------------------------------
         572,983  CHF       1/28/98    $   407,237       $   2,802
       1,916,162  DEM       1/28/98      1,094,206           7,315
       3,563,370  FRF       1/28/98        608,145           4,792
         628,249  GBP       1/28/98      1,055,257          (1,778)
     154,539,608  JPY       1/28/98      1,233,990          (10,229)
         937,318  NLG       1/28/98        475,104           3,134
                                        -----------      -----------
                                        $4,873,939       $   6,036
                                        ===========      ===========
(Value on Settlement Date $4,879,975)

See Notes to Financial Statements


ANNUAL REPORT                        STRATEGIC ALLOCATION: MODERATE       35


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: MODERATE

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

ESP = Spanish Peseta

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

ITL = Italian Lira

JPY = Japanese Yen

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

(1)   Non-income producing.

(2)   Security was purchased  under Rule 144A or Section 4(2) of the  Securities
      Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1997, was $9,276,887, which represented 4.4% of net assets.

(3)   Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6)   The rates for commercial paper are the yield to maturity at purchase.

See Notes to Financial Statements


36      STRATEGIC ALLOCATION: MODERATE         AMERICAN CENTURY INVESTMENTS


                       STRATEGIC ALLOCATION: AGGRESSIVE

TOTAL RETURNS AS OF NOVEMBER 30, 1997(1)
                                          6 MONTHS       1 YEAR     LIFE OF
FUND
-------------------------------------------------------------------------------
INVESTOR CLASS (inception 2/15/96)
    Strategic Allocation: Aggressive .....  8.89%        13.84%      13.79%
    S&P 500 .............................. 13.60%        28.56%      26.42%
    Lehman Aggregate Bond Index ..........  6.55%         7.55%       7.63%(2)
    Three-Month U.S. Treasury Bill .......  2.55%         5.17%       5.15%(2)
-------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/2/96)
    Strategic Allocation: Aggressive .....  8.54%        13.43%       14.38%
    S&P 500 .............................. 13.60%        28.56%       33.97%
    Lehman Aggregate Bond Index ..........  6.55%         7.55%       10.05%
    Three-Month U.S. Treasury Bill .......  2.55%         5.17%        5.16%

(1) Returns for periods less than one year are not annualized.

(2) Return from 2/29/96, the date nearest the class's inception for which data are available.

See pages 68, 72 and 73 for more information about returns, share classes, and the comparative indices.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)
$10,000 investment made 2/29/96*

Value on 11/30/97

              Strategic:                          Lehman          3-Month
              Aggressive         S&P 500         Aggregate        T-Bill

2/29/96         $10,000          $10,000          $10,000         $10,000
3/31/96         $10,101          $10,133          $9,930          $10,041
4/30/96         $10,423          $10,269          $9,875          $10,082
5/31/96         $10,544          $10,504          $9,855          $10,125
6/30/96         $10,524          $10,586          $9,987          $10,167
7/31/96         $10,081          $10,102          $10,014         $10,211
8/30/96         $10,323          $10,292          $9,997          $10,254
9/30/96         $10,766          $10,911          $10,172         $10,297
10/31/96        $10,847          $11,197          $10,397         $10,339
11/30/96        $11,149          $12,018          $10,575         $10,382
12/31/96        $11,068          $11,822          $10,477         $10,425
1/31/97         $11,352          $12,544          $10,509         $10,469
2/28/97         $11,190          $12,619          $10,535         $10,513
3/31/97         $10,804          $12,141          $10,418         $10,558
4/30/97         $11,007          $12,847          $10,574         $10,603
5/31/97         $11,657          $13,600          $10,674         $10,648
6/30/97         $12,063          $14,258          $10,801         $10,691
7/31/97         $12,774          $15,367          $11,092         $10,736
8/31/97         $12,408          $14,484          $10,998         $10,783
9/30/97         $13,078          $15,319          $11,160         $10,827
10/31/97        $12,571          $14,791          $11,322         $10,871
11/30/97        $12,692          $15,450          $11,374         $10,919

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for the other class will vary due to differences in fee structures (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.

* 2/29/96 is the date closest to Investor Class inception for which comparable performance data exist. The class's actual inception date is 2/15/96.

[pie chart]
ASSET ALLOCATION AS OF NOVEMBER 30, 1997

Percent of Fund Investments

U.S. Stocks             55%
Foreign Stocks          17%
U.S. Bonds              13%
Foreign Bonds            7%
Money Market
Securities               8%

See page 72 for the fund's neutral asset mix.

ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       37


                       STRATEGIC ALLOCATION: AGGRESSIVE

MANAGEMENT Q & A

    An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID THE FUND PERFORM?

    For the fiscal year ended November 30, 1997, the fund's Investor Class shares posted a total return of 13.84%, compared with the 15.23% return of the fund's benchmark. The benchmark is composed of several market indexes, each representing a specific asset type (e.g., domestic stocks), that are weighted to match the fund's neutral asset mix. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

    It was the fund's U.S. stock holdings. Our stocks underperformed the broader market overall, and we also underweighted domestic stocks for much of the fiscal year.

WAS THIS A SIGNIFICANT ADJUSTMENT TO THE FUND'S ASSET MIX?

    Not really. The fund's strategic approach dictates that we maintain a relatively stable asset mix. Within this structure, we typically make some minor adjustments in a narrow range around the fund's neutral mix of 75% stocks, 20% bonds, and 5% cash.

    In early 1997, we underweighted U.S. stocks--not by much, just a percent or two below what we consider neutral--and overweighted foreign stocks. Volatility in the domestic stock market was increasing, and we felt there were better values in overseas markets.

    Foreign stocks, especially those in Europe, performed well during the first half of the year, so we took some profits in July and brought our foreign stock allocation back to neutral.

    Immediately following the dramatic U.S. stock market declines in late October, we boosted our domestic stock allocation closer to neutral to take advantage of what we felt were attractive buying opportunities. By the end of the period, our only overweighted position was in cash (money market securities).

ALTHOUGH THE FUND'S BOND ALLOCATION DIDN'T CHANGE MUCH DURING THE YEAR, THE COMPOSITION OF ITS U.S. BOND HOLDINGS DID. CAN YOU EXPLAIN THESE CHANGES?

    The benchmark index for the domestic bond portion of the fund's portfolio is the Lehman Aggregate Bond Index, and our adjustments reflected an effort to match the composition of the index.

    Toward this end, we nearly doubled the fund's corporate bond holdings and cut back on its Treasury securities (see the chart on page 40). We made most of these adjustments toward the end of the fiscal year, when corporate bonds became more attractive compared with Treasury securities.

    Corporate bonds typically provide higher yields than Treasury securities, which should enhance the fund's income stream. They should also increase the volatility of the fund's bond component slightly.

HOW DID THE FINANCIAL MELTDOWN IN SOUTHEAST ASIA AFFECT THE FUND?

    It had little effect on the fund, for two reasons. First, the foreign component of the fund is typically around 25%, and Southeast Asian securities make up an even smaller subset of this component. As a result, the price declines of securities in this region had a limited impact on the fund's performance.

    Second, we underweighted our investments in the Far East because our analysis of growth potential at individual companies gave us early warning of the troubles ahead. Most foreign stock and bond indexes allocate about 30% to the Asia/Pacific region, but we


38      STRATEGIC ALLOCATION: AGGRESSIVE           AMERICAN CENTURY INVESTMENTS


                       STRATEGIC ALLOCATION: AGGRESSIVE


devoted less than 10% of the fund's foreign holdings to this area. And the majority of this was in Hong Kong, the largest, most stable market in the region. Hong Kong's markets held up best among Southeast Asian countries during the turmoil.

WITH REGARD TO THE FUND'S FOREIGN HOLDINGS, DID YOU DO ANY CURRENCY HEDGING?

    Yes. We hedged around 25-35% of the fund's foreign holdings throughout the fiscal year. With the dollar strengthening against most major foreign currencies, gains earned on investments denominated in these currencies translated into fewer dollars. We felt that our hedging strategy would provide a suitable balance between offsetting currency losses and retaining the fund's exposure to non-dollar-denominated investments.

WHAT ARE YOUR PLANS FOR THE FUND'S ASSET ALLOCATION STRUCTURE GOING FORWARD?

    For the time being, we will likely continue its current positioning, maintaining a roughly neutral asset mix. However, one change we may make in the coming months is to cut back on our U.S. stock holdings.

    Between 1994 and 1996, stock market volatility in the U.S. was relatively low compared with historical norms. But in 1997, we've seen more volatility than


FUND'S U.S. STOCKS AS OF NOVEMBER 30, 1997

     Number of Companies             326
     Dividend Yield                  1.60%
     Price/Earnings Ratio            27.1

                                  % of Fund's      % of
                                  U.S. Stocks      Fund
  Top 5 U.S. Stocks
     IBM Corp.                       1.6%          0.9%
     Bell Atlantic Corp.             1.6%          0.9%
     First Union Corp.               1.3%          0.7%
     Merck & Co., Inc.               1.3%          0.7%
     Bristol-Myers Squibb Co.        1.2%          0.7%


FUND'S FOREIGN STOCKS AS OF NOVEMBER 30, 1997

     Number of Companies             187
     Dividend Yield                  1.47%

                                                % of Fund's      % of
                                   Country     Foreign Stocks    Fund
  Top 5 Foreign Stocks
     Novartis AG                 Switzerland       3.5%          0.6%
     British Aerospace PLC           UK            2.0%          0.3%
     Newcourt Credit Group Inc.    Canada          1.8%          0.3%
     Credito Italiano               Italy          1.6%          0.3%
     Marschollek,
       Lautenschlaeger und
       Partner AG                  Germany         1.5%          0.3%

[pie chart]
  Percent of Fund's Foreign Stocks
     Europe                  79%
     Americas
       (excluding U.S.)      10%
     Asia/Pacific            10%
     South Africa             1%


ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       39


                       STRATEGIC ALLOCATION: AGGRESSIVE


normal, especially during the last half of the year. As a result, we feel the need to be more selective in our domestic stock portion.

    We may look to underweight domestic stocks and overweight cash in early 1998, but we hesitate to underweight more than a percent or two because economic conditions remain favorable for U.S. stocks. Within the fund's U.S. stock component, we also plan to emphasize stocks we feel are undervalued.

IN THE FUND'S SEMIANNUAL REPORT IN MAY, YOU TALKED FAVORABLY ABOUT EUROPEAN STOCK MARKETS. DO YOU STILL LIKE THEM?

    From a long-term perspective, we still like the markets in this region. We believe that corporate restructuring, increased privatization and a greater focus on the customer will boost productivity and corporate profits--as well as stock prices--in Europe. However, economic difficulties stemming from both the Southeast Asian crisis and the move toward European economic and monetary union may weigh these stocks down in the short term.

WHAT ABOUT THE U.S. BOND MARKET?

    U.S. bonds, especially Treasury securities, have rallied dramatically in the last six months, primarily because of low inflation in the U.S. and demand from foreign investors seeking a "safe haven" from global market volatility. The problems in Southeast Asia could help bonds going forward--they could lead to slower economic growth in the U.S. and more safe-haven demand from abroad.

    The one potentially negative factor also comes from Asia--some countries in the region, especially Japan, may be selling Treasurys to bring cash back home and rebuild their currencies.


FUND'S U.S. BONDS AS OF NOVEMBER 30, 1997

     Number of Securities            55
     Weighted Average Maturity       12.7 years
     Average Duration                4.6 years

[pie chart]
  Percent of Fund's U.S. Bonds
     Corporate Bonds                 51%
     U.S. Treasury Notes             21%
     Mortgage-Backed
       Securities                    20%
     Asset-Backed Securities          6%
     U.S. Treasury Bonds              2%


FUND'S FOREIGN BONDS AS OF NOVEMBER 30, 1997

     Number of Securities            17
     Weighted Average Maturity       5.7 years
     Average Duration                4.8 years

[pie chart]
  Percent of Fund's Foreign Bonds
     Europe                          63%
     Americas
       (excluding U.S.)              37%


40      STRATEGIC ALLOCATION: AGGRESSIVE       AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS

AEROSPACE & DEFENSE -- 1.9%

                     5,500  Anaren Microwave, Inc.(1)                $      110,688

                     1,800  Boeing Co.                                       95,625

                    14,700  British Aerospace PLC ORD                       401,202

                     4,100  Cobham PLC ORD                                   55,119

                     2,300  General Dynamics Corp.                          199,238

                     6,300  Litton Industries, Inc.(1)                      317,363

                     2,300  Lockheed Martin Corp.                           224,394

                     4,200  Raytheon Co.                                    234,938

                     8,500  United Technologies Corp.                       636,969
                                                                   ---------------------

                                                                          2,275,536
                                                                   ---------------------

AGRICULTURE -- 0.3%

                    17,800  AgriBioTech, Inc.(1)                            176,887

                     1,900  Pioneer Hi-Bred International, Inc.             194,038
                                                                   ---------------------

                                                                            370,925
                                                                   ---------------------

AIRLINES -- 0.1%

                       400  AMR Corp.(1)                                     48,475

                     1,400  KLM Royal Dutch Air Lines
                                NV ORD                                       50,365

                     2,000  Ryanair Holdings plc ADR(1)                      53,125
                                                                   ---------------------

                                                                            151,965
                                                                   ---------------------

AUTOMOBILES & AUTO PARTS -- 1.4%

                     1,200  Bertrand Faure SA ORD                            81,717

                    39,500  Britax International plc ORD                     82,389

                     4,200  Dura Automotive Systems, Inc.(1)                109,462

                    12,700  Ford Motor Co.                                  546,100

                     2,800  General Motors Corp.                            170,800

                        50  Georg Fischer AG ORD                             68,719

                       100  Porsche AG ORD                                  155,373

                    10,200  Superior Industries International, Inc.         265,200

                     3,600  Tower Automotive, Inc.(1)                       142,650
                                                                   ---------------------

                                                                          1,622,410
                                                                   ---------------------

BANKING -- 6.0%

                     7,700  Amalgamated Banks of South
                                Africa ORD                                   47,387

                     7,200  Banc One Corp.                                  369,900

                     2,698  Banca Popolare di Bergamo
                                Credito Varesino SpA ORD(1)                  43,182

                    11,500  Banca Popolare di Brescia ORD(1)                 86,538


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     3,100  Bank of Nova Scotia ORD                  $      134,551

                     3,400  BankAmerica Corp.                               248,200

                       200  Bankers Trust New York Corp.                     23,712

                     2,900  Bayerische Hypotheken-und
                                Wechsel-Bank AG ORD                         125,801

                     4,100  Chase Manhattan Corp.                           445,362

                     3,500  Citicorp                                        419,781

                     1,800  Credit Suisse Group ORD                         263,165

                   118,700  Credito Italiano ORD                            324,997

                     2,700  Deutsche Pfandbrief-und
                                Hypothekenbank AG ORD                       153,105

                       200  First Chicago NBD Corp.                          15,650

                    17,400  First Union Corp.                               848,250

                     9,100  First Virginia Banks, Inc.                      435,094

                     5,000  HSBC Holdings plc ORD                           120,629

                     7,000  Hansabank Ltd. ORD                               53,307

                       300  Jyske Bank A/S ORD                               31,694

                    40,000  Long-Term Credit Bank of Japan,
                                Ltd. (The) ORD                               67,385

                     8,750  Mercantile Bancorporation Inc.                  455,000

                    29,700  Merita OY Ltd. Cl A ORD                         150,412

                     1,000  Morgan (J.P.) & Co.                             114,187

                     9,700  NationsBank Corp.                               582,606

                    10,200  Norwest Corp.                                   381,863

                     4,200  PNC Bank Corp.                                  226,013

                     6,590  Security Bank Corp. ORD(1)                        3,394

                     6,800  Skandinaviska Enskilda Banken
                                ORD                                          80,140

                     1,400  Societe Generale ORD                            184,033

                     6,800  Standard Chartered plc ORD                       75,511

                     1,100  Sydbank A/S ORD                                  58,975

                       200  Union Bank of Switzerland ORD                   254,540

                     4,500  Wachovia Corp.                                  346,500
                                                                   ---------------------

                                                                          7,170,864
                                                                   ---------------------

BIOTECHNOLOGY -- 0.5%

                     1,600  Agouron Pharmaceuticals, Inc.(1)                 61,250

                     7,300  Centocor, Inc.(1)                               317,778

                     2,200  PAREXEL International Corp.(1)                   75,625

                     3,700  PathoGenesis Corp.(1)                           131,813
                                                                   ---------------------

                                                                            586,466
                                                                   ---------------------

BROADCASTING & MEDIA -- 0.9%

                     5,900  CBS Corporation                                 177,000

                     3,600  Clear Channel Communications,
                                Inc.(1)                                     243,900

See Notes to Financial Statements


ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       41


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     3,700  Flextech plc ORD (Acquired
                                6/26/97 through 10/27/97,
                                Cost $37,079)(1)(2)                 $        35,150

                     5,100  Grupo Radio Centro S.A. de C.V.
                                ADR                                          75,863

                       802  Havas Advertising SA ORD                         99,854

                     3,800  Heftel Broadcasting Corp.(1)                    282,150

                     4,500  Jacor Communications, Inc.(1)                   196,313
                                                                   ---------------------

                                                                          1,110,230
                                                                   ---------------------

BUILDING & HOME IMPROVEMENTS -- 0.3%

                    30,500  Pilkington plc ORD                               65,935

                     8,200  Premark International, Inc.                     214,225

                     2,500  Royal Group Technologies Ltd.
                                ORD(1)                                       60,224
                                                                   ---------------------

                                                                            340,384
                                                                   ---------------------

BUSINESS SERVICES & SUPPLIES -- 1.9%

                       900  AccuStaff, Inc.(1)                               26,606

                    14,600  Bracknell Corp. ORD(1)                           42,554

                     3,000  CGI Group, Inc. ORD(1)                           84,279

                     7,400  Corrections Corp. of America(1)                 256,225

                     2,200  DIS Deutscher Industrie Service
                                AG ORD(1)                                    87,326

                     1,100  Fugro N.V. ORD                                   37,635

                     4,200  Goode Durrant plc ORD                            34,970

                     6,500  Hall, Kinion & Associates, Inc.(1)              115,375

                     9,700  Hays plc ORD                                    119,591

                     4,600  Kelly Services, Inc.                            133,113

                     4,600  Lason, Inc.(1)                                  128,800

                     5,700  NCO Group, Inc.(1)                              218,025

                     1,300  Olsten Corp.                                     19,337

                     6,075  Parity plc ORD                                   64,228

                     2,100  Quintiles Transnational Corp.(1)                163,669

                     3,250  Randstad Holdings N.V. ORD                      120,679

                     5,448  Robert Walters plc ORD(1)                        37,403

                     8,700  Select Appointments Holdings plc
                                ORD                                          85,222

                     1,800  Stork N.V. ORD                                   65,932

                     7,200  U.S. Filter Corp.(1)                            225,900

                     2,000  Unique International NV ORD                      43,069

                       700  VA Technologie AG ORD                           105,427
                                                                   ---------------------

                                                                          2,215,365
                                                                   ---------------------


Shares                                                                        Value
-------------------------------------------------------------------------------------------

CHEMICALS & RESINS -- 1.9%

                     1,100  Compagnie Francaise d'Etudes et
                                de Construction Technip ORD          $      114,038

                     2,600  Desc S.A. de C.V.                                97,662

                     7,700  Dow Chemical Co.                                760,375

                     2,400  du Pont (E.I.) de Nemours & Co.                 145,350

                     8,900  Great Lakes Chemical Corp.                      399,388

                     3,000  Lubrizol Corp.                                  117,000

                     4,400  Nalco Chemical Co.                              170,775

                     4,100  Praxair, Inc.                                   180,144

                     3,400  Rhone-Poulenc ORD                               152,857

                     2,400  VEBA AG ORD                                     142,625
                                                                   ---------------------

                                                                          2,280,214
                                                                   ---------------------

COMMUNICATIONS EQUIPMENT -- 1.3%

                     3,900  Boston Technology, Inc.(1)                       83,850

                    11,200  Cable & Wireless plc ORD                        101,766

                       600  Comverse Technology, Inc.(1)                     20,231

                     2,200  Ericsson (L.M.) Telephone Co. ADR                88,894

                   638,800  Ericsson Telecomunicacoes
                                S.A. ORD                                     22,171

                     4,800  Lucent Technologies Inc.                        384,600

                     2,000  Motorola, Inc.                                  125,750

                     2,100  Newbridge Networks Corp.(1)                      88,462

                       900  Nokia Corp. Cl A ADR                             74,812

                     1,200  Northern Telecom Ltd. ORD                       107,877

                     2,500  Orckit Communications Ltd.(1)                    51,484

                     9,600  Scientific-Atlanta, Inc.                        192,000

                     6,300  Tekelec(1)                                      238,613
                                                                   ---------------------

                                                                          1,580,510
                                                                   ---------------------

COMMUNICATIONS SERVICES -- 4.1%

                     8,300  Airtouch Communications, Inc.(1)                325,775

                       690  Alcatel Alsthom Compagnie
                                Generale ORD                                 86,494

                     9,700  Ameritech Corp.                                 747,506

                    11,800  Bell Atlantic Corp.                           1,053,150

                     4,700  BellSouth Corp.                                 257,325

                     4,200  France Telecom S.A. ADR(1)                      152,250

                     9,300  Frontier Corp.                                  227,850

                    12,900  GTE Corp.                                       652,256

                         2  NTT Data Corp. ORD                               97,160

                     1,800  Portugal Telecom SA ORD                          82,908

                     7,400  SBC Communications Inc.                         538,812

                       800  Telecel-Comunicacaoes Pessoais,
                                SA ORD(1)                                    73,252

See Notes to Financial Statements


42      STRATEGIC ALLOCATION: AGGRESSIVE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     1,000  Vimpel-Communications ADR(1)            $        30,500

                    16,800  Worldcom, Inc.(1)                               538,125
                                                                   ---------------------

                                                                          4,863,363
                                                                   ---------------------

COMPUTER PERIPHERALS -- 0.8%

                     1,700  Adaptec, Inc.(1)                                 84,097

                     3,500  Cisco Systems Inc.(1)                           301,766

                     8,200  EMC Corp. (Mass.)(1)                            248,563

                     2,700  Quantum Corp.(1)                                 71,634

                     4,900  SCI Systems, Inc.(1)                            224,481

                       100  3Com Corp.(1)                                     3,622
                                                                   ---------------------

                                                                            934,163
                                                                   ---------------------

COMPUTER SOFTWARE & SERVICES -- 2.9%

                     1,000  Adobe Systems Inc.                               41,937

                     2,400  Advantage Learning Systems, Inc.(1)              55,650

                     2,000  CBT Group Plc ADR(1)                            141,625

                     1,000  Cadence Design Systems, Inc.(1)                  25,250

                     1,385  Cap Gemini SA ORD                               118,011

                     2,100  Check Point Software
                                Technologies Ltd.(1)                         94,894

                     2,000  Crystal Systems Solutions(1)                     39,125

                     4,000  Dassault Systemes S.A. ADR                      105,000

                     9,300  First Data Corp.                                263,306

                     1,700  Formula Systems (1985) Ltd.
                                ORD(1)                                       56,194

                     1,000  Fuji Soft ABC, Inc. ORD                          34,946

                     6,400  Geac Computer Corp. Ltd. ORD(1)                 162,264

                     4,700  Getronics N.V. ORD                              161,514

                     2,800  HBO & Co.                                       125,475

                     4,900  JBA Holdings Plc ORD                             81,101

                     5,500  JDA Software Group, Inc.(1)                     169,297

                     4,100  JetForm Corp.(1)                                 63,037

                     1,800  McAfee Associates, Inc.                          82,237

                     2,700  Microsoft Corp.(1)                              381,966

                     9,029  Misys plc ORD                                   254,660

                     6,100  Omtool Ltd.(1)                                   63,288

                     4,950  Oracle Systems Corp.(1)                         164,742

                     4,120  Ordina Beheer N.V. ORD(1)                        62,189

                     8,700  Oshap Technologies, Ltd.(1)                      75,853

                     6,400  QuadraMed Corp.(1)                              167,600

                     8,200  Sage Group plc (The) ORD                        105,460

                       700  Shared Medical Systems Corp.                     44,800

                     5,800  SPR Inc.(1)                                      92,800


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     1,300  Symantec Corp.(1)                       $        32,541

                     3,000  Technomatix Technologies Ltd. ADR(1)             97,688

                       700  TT Tieto OY ORD                                  74,184

                     1,650  Veritas Software Corp.(1)                        72,136
                                                                   ---------------------

                                                                          3,510,770
                                                                   ---------------------

COMPUTER SYSTEMS -- 1.7%

                     9,100  Compaq Computer Corp.(1)                        568,181

                       600  Dell Computer Corp.(1)                           50,494

                     4,800  Digital Equipment Corp.(1)                      236,400

                    12,100  Dimension Data Holdings Ltd. ORD(1)              52,300

                     9,700  International Business Machines
                                Corp.                                     1,062,756

                     1,000  OPTIMUS S.A. ORD(1)                              25,202
                                                                   ---------------------

                                                                          1,995,333
                                                                   ---------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT -- 0.4%

                     4,600  Fluor Corp.                                     165,312

                       668  Grupo Acciona SA ORD(1)                         118,285

                     7,000  Hutchison Whampoa Limited ORD                    46,635

                     4,086  Nagron Nationaal Grondbezit N.V.
                                ORD                                          96,625
                                                                   ---------------------

                                                                            426,857
                                                                   ---------------------

CONSUMER PRODUCTS -- 1.7%

                     6,600  Avon Products, Inc.                             381,563

                     2,400  Colgate-Palmolive Co.                           160,350

                     1,700  Electrolux AB Cl B ORD                          133,860

                     3,300  Gillette Company                                304,631

                    13,700  Helen of Troy Ltd.(1)                           192,656

                     6,400  National Service Industries                     299,600

                     4,300  Procter & Gamble Co. (The)                      328,144

                     9,000  Shiseido Co., Ltd. ORD                          121,998

                     1,600  Whirlpool Corp.                                  87,700
                                                                   ---------------------

                                                                          2,010,502
                                                                   ---------------------

CONTROL & MEASUREMENT -- 0.6%

                     5,800  Aehr Test Systems(1)                             54,194

                     2,200  Beckman Instruments, Inc.                        86,075

                     1,600  Coherent, Inc.(1)                                60,100

                     4,300  Emerson Electric Co.                            236,500

                     1,000  Fluke Corp.                                      23,750

                       900  Keyence Corporation ORD                         131,165

                     4,700  Molecular Dynamics, Inc.(1)                      95,469
                                                                   ---------------------

                                                                            687,253
                                                                   ---------------------

See Notes to Financial Statements


ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       43


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

DIVERSIFIED COMPANIES -- 1.6%

                     4,401  Asko Oyj Cl A ORD(1)                        $    84,200

                    20,000  Beijing Enterprises Holdings
                                Limited ORD(1)                               52,650

                     5,900  Bodycote International plc ORD                   94,912

                       400  Fiskars Oy AB Cl A ORD                           42,953

                     5,100  General Electric Co. (U.S.)                     376,125

                    28,900  General Electric Company plc ORD                188,160

                   196,000  Guangzhou Investments Company
                                Ltd. ORD                                     38,286

                     2,200  Hexagon AB ORD                                   62,682

                     7,374  Siebe plc ORD                                   134,129

                    17,400  Tyco International Ltd.                         682,950

                     3,200  Unilever N.V.                                   185,800
                                                                   ---------------------

                                                                          1,942,847
                                                                   ---------------------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 3.3%

                       100  ABB AG ORD                                      133,020

                     5,100  AMP, Inc.                                       221,531

                     3,900  ANADIGICS, Inc.(1)                              128,700

                       400  Analog Devices, Inc.(1)                          12,550

                     1,800  Burr-Brown Corp.(1)                              54,112

                     1,500  Draka Holding N.V. ORD                           66,792

                     8,000  Fujikura Ltd. ORD                                57,606

                     2,200  General Signal Corp.                             89,787

                     4,300  Intel Corp.                                     333,922

                     6,400  Jabil Circuit, Inc.(1)                          308,000

                       800  KLA-Tencor Corporation(1)                        30,950

                       200  LSI Logic Corp.(1)                                4,650

                     1,800  Leitch Technology Corp ORD(1)                    47,407

                     2,300  Linear Technology Corp.                         147,919

                     4,700  Microchip Technology Inc.(1)                    164,059

                    15,000  Minebea Company Ltd. ORD                        166,895

                       300  National Semiconductor Corp.(1)                   9,938

                     1,000  Nintendo Co., Ltd. ORD                          103,428

                     1,000  Phillips Electronics N.V.                        67,000

                     1,200  Raychem Corp.                                   113,475

                     5,600  REMEC, Inc.(1)                                  129,500

                       400  Sanmina Corp.(1)                                 27,300

                     3,000  Shindengen Electric Manufacturing
                                ORD                                          23,154

                     1,400  Siemens AG ORD                                   82,206

                     6,800  Sipex Corp.(1)                                  215,050


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                       300  SMART Modular Technologies, Inc.(1)     $        18,600

                     7,100  Solectron Corp.(1)                              258,706

                     2,400  Sony Corp. ORD                                  204,976

                     5,600  Texas Instruments Inc.                          275,800

                    14,900  Vari-L Co., Inc.(1)                             147,138

                     7,500  Vitesse Semiconductor Corp.(1)                  334,688
                                                                   ---------------------

                                                                          3,978,859
                                                                   ---------------------

ENERGY (PRODUCTION & MARKETING) -- 3.7%

                     3,900  Amoco Corp.                                     351,000

                     4,100  Atlantic Richfield Co.                          334,150

                    20,813  British-Borneo Petroleum
                                Syndicate plc ORD                           155,895

                     6,600  British Petroleum Co. plc ORD                    90,289

                     7,600  Burlington Resources Inc.                       338,200

                       300  Cairn Energy plc ORD(1)                           2,384

                   128,100  Centrais Eletricas Brasileiras S/A
                                ORD                                          59,702

                     5,300  Chevron Corp.                                   424,994

                     1,000  Elf Aquitaine SA ORD                            116,037

                     4,600  EVI, Inc.(1)                                    236,612

                     9,300  Exxon Corp.                                     567,300

                     5,500  Murphy Oil Corp.                                302,500

                     1,000  NICOR Inc.                                       40,250

                     1,500  Philips Petroleum Co.                            72,656

                     2,900  Remington Energy Ltd. ORD(1)                     48,474

                     2,900  Talisman Energy, Inc. ORD(1)                     85,237

                     5,300  Texaco Inc.                                     299,450

                     4,200  Ultramar Diamond Shamrock Corp.                 127,838

                    11,000  Unocal Corp.                                    437,938

                    16,400  Woodside Petroleum Limited ORD                  117,687

                     4,800  YPF Sociedad Anonima ADR                        161,100
                                                                   ---------------------

                                                                          4,369,693
                                                                   ---------------------

ENERGY (SERVICES) -- 1.9%

                       300  AO Tatneft ADR                                   37,950

                       300  BJ Services Co.(1)                               21,544

                     7,400  Berkley Petroleum Corp. ORD(1)                   68,343

                     2,600  Canadian Fracmaster Ltd. ORD                     37,890

                     3,000  Companie Generale de
                                Geophysique SA ADR(1)                        64,875

                     1,563  Det Sondenfjelds-Norske
                                Dampskibsselskab Cl A ORD(1)                 30,645

                     4,800  Diamond Offshore Drilling, Inc.                 239,400

                     8,300  Expro International Group plc ORD                82,495

See Notes to Financial Statements


44      STRATEGIC ALLOCATION: AGGRESSIVE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     1,500  Global Marine Inc.(1)                       $    39,469

                     2,700  Hvide Marine, Inc.(1)                            76,444

                     1,300  IHC Caland N.V. ORD                              69,268

                    11,400  Input/Output, Inc.(1)                           294,975

                     2,600  Key Energy Group, Inc.(1)                        63,213

                       800  Lukoil Holding ADR                               61,000

                       800  Marine Drilling Companies, Inc.(1)               18,225

                     2,100  Noble Drilling Corp.(1)                          63,131

                       300  Petroleum Geo-Services ASA ORD(1)                19,315

                     1,000  Rowan Companies, Inc.(1)                         34,000

                       500  Schoeller-Bleckmann Oilfield
                                Equipment AG ORD(1)                          55,603

                     1,500  Smedvig ASA Cl A ORD                             40,048

                       400  Smedvig ASA Cl B ORD                             10,123

                     3,300  Smith International, Inc.(1)                    211,200

                     7,200  Tidewater Inc.                                  403,650

                     1,800  Transocean Offshore                              85,387

                     5,000  Trico Marine Services, Inc.(1)                  139,687
                                                                   ---------------------

                                                                          2,267,880
                                                                   ---------------------

ENVIRONMENTAL SERVICES -- 0.9%

                     3,600  American Disposal Services, Inc.(1)             128,700

                     6,200  Superior Services Inc.(1)                       145,700

                     1,600  Tomra Systems ASA ORD                            41,160

                     7,590  USA Waste Services, Inc.(1)                     250,944

                    17,700  WMX Technologies, Inc.                          435,863

                     5,200  Waste Industries, Inc.(1)                       104,975
                                                                   ---------------------

                                                                          1,107,342
                                                                   ---------------------

FINANCIAL SERVICES -- 4.0%

                    12,600  Amvescap Plc ORD                                 91,079

                    17,900  Banco Ambrosiano Veneto S.p.A.
                                ORD                                          58,646

                    17,900  Banco Ambrosiano Veneto S.p.A.
                                Rights for Bonds ORD(1)                       9,429

                    17,900  Banco Ambrosiano Veneto S.p.A.
                                Rights for Stock ORD(1)                      65,070

                     2,700  Bayerische Vereinsbank AG ORD                   160,377

                     2,000  Bear Stearns Companies Inc.                      83,000

                     5,700  Close Brothers Group plc ORD                     47,412

                    23,400  Corp. Financiera Reunida, S.A. ORD              123,992

                     2,800  Deutsche Bank AG ORD                            179,575

                     2,600  Equitable Companies Inc.                        123,987

                    10,900  Fannie Mae                                      575,656


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     1,200  Green Tree Financial Corp.                  $    36,750

                    25,400  Grupo Financiero Banamex Accival,
                                SA de CV Cl B ORD(1)                         55,788

                     6,388  ING Groep N.V. ORD                              259,698

                     1,000  Investec Holdings Limited ORD                    39,354

                     4,600  Investor's Group, Inc. ORD                      126,643

                       110  Julius Baer Holding AG ORD                      179,335

                     4,522  Kempen & Company NV ORD                         178,605

                     1,900  Lehman Brothers Holdings, Inc.                   96,069

                    13,600  Lloyds TSB Group plc ORD                        155,041

                     2,800  Merrill Lynch & Co., Inc.                       196,525

                     8,270  Morgan Stanley, Dean Witter,
                                Discover & Co.                              449,164

                    11,080  Newcourt Credit Group Inc. ORD
                                (Acquired 2/15/96 through
                                11/18/97, Cost $274,902)(2)                 349,788

                       420  Newcourt Credit Group, Inc.
                                Subscription Receipts ORD(1)                 13,126

                     2,700  OM Gruppen AB ORD                               101,755

                    11,000  Peregrine Investments Holdings
                                Limited ORD                                  10,815

                     2,900  Promise Co., Ltd. ORD                           160,196

                       400  SLM Holding Corp.                                51,650

                     3,400  Skandia Forsakrings AB ORD                      179,214

                    11,250  Travelers Group, Inc.                           568,125

                       100  Vontobel Holding AG Cl B ORD                     75,731
                                                                   ---------------------

                                                                          4,801,595
                                                                   ---------------------

FOOD & BEVERAGE -- 1.9%

                     6,600  American Italian Pasta Co. Cl A(1)              155,925

                    16,377  Archer-Daniels-Midland Co.                      350,058

                       700  Coca-Cola Company (The)                          43,750

                       700  Hershey Foods Corp.                              42,962

                    17,800  IBP, Inc.                                       406,063

                    14,500  J.D. Wetherspoon plc ORD                         75,426

                       300  Lancaster Colony Corp.                           15,047

                       160  Nestle S.A. ORD                                 235,383

                     8,100  Northland Cranberries, Inc.                     113,653

                       700  OY Hartwall AB ORD                               58,297

                     2,700  Panamerican Beverages Inc. Cl A                  92,475

                       800  Raisio Group plc ORD                             91,984

                     1,800  Richfood Holdings, Inc.                          49,163

                     1,900  Smithfield Foods, Inc.(1)                        67,094

See Notes to Financial Statements


ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       45


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     5,600  Smucker (J.M.) Co.                           $  138,600

                     7,600  Universal Foods Corp.                           315,400
                                                                   ---------------------

                                                                          2,251,280
                                                                   ---------------------

FURNITURE & FURNISHINGS -- 0.1%

                       600  Ethan Allen Interiors Inc.                       23,100

                       800  Miller (Herman), Inc.                            40,500
                                                                   ---------------------

                                                                             63,600
                                                                   ---------------------

HEALTHCARE -- 0.8%

                     5,800  Columbia/HCA Healthcare Corp.                   171,100

                     7,000  Concentra Managed Care, Inc.(1)                 237,344

                     1,650  Health Management Associates,
                                Inc.(1)                                      40,425

                     3,900  Humana Inc.(1)                                   86,531

                     1,000  Lincare Holdings Inc.(1)                         56,250

                    10,050  Quorum Health Group, Inc.(1)                    242,456

                     1,100  Tenet Healthcare Corp.(1)                        34,856

                       600  United HealthCare Corp.                          31,238

                     2,400  Wellpoint Health Networks Inc.(1)               110,400
                                                                   ---------------------

                                                                          1,010,600
                                                                   ---------------------

INDUSTRIAL EQUIPMENT &
MACHINERY -- 1.0%

                    44,000  Ashtead Group plc ORD                           127,073

                     3,100  Caterpillar Inc.                                148,606

                     5,200  Cooper Industries, Inc.                         268,450

                     3,000  Dresser Industries, Inc.                        112,125

                     4,500  Ingersoll-Rand Co.                              183,937

                       400  Mannesmann AG ORD                               186,221

                     2,800  Pfeiffer Vacuum Technology AG
                                ADR(1)                                       82,600

                     3,600  Powerscreen International plc ORD                40,037
                                                                   ---------------------

                                                                          1,149,049
                                                                   ---------------------

INSURANCE -- 3.6%

                     4,300  Aetna Life and Casualty Co.                     324,112

                     8,500  Allstate Corp.                                  729,937

                     2,000  American International Group, Inc.              201,625

                       100  Argonaut Group, Inc.                              3,300

                     2,343  Assurantieconcern Stad Rotterdam
                                ORD                                         120,480

                     3,641  Axa-UAP ORD                                     264,226

                       300  CIGNA Corp.                                      50,175

                     2,800  CNA Financial Corp.(1)                          343,000

                     4,400  Chubb Corp. (The)                               312,125


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     3,900  Companhia de Seguros Mundial
                                Confianca, SA ORD(1)                    $    65,252

                    13,900  Conseco Inc.                                    647,219

                     1,400  Gallagher (Arthur J.) & Co.                      50,050

                       800  General Re Corp.                                158,800

                       600  ITT Hartford Group, Inc.                         50,250

                     2,474  Liberty Life Association of Africa
                                Ltd. ORD                                     62,633

                     1,300  Lincoln National Corp.                           92,787

                     4,700  Pohjola Insurance Group Cl B ORD                176,316

                     6,400  SAFECO Corp.                                    314,000

                     3,600  Sampo Insurance Company Ltd.
                                ORD                                         113,442

                       600  Selective Insurance Group, Inc.                  30,413

                     1,100  St. Paul Companies, Inc.                         88,000

                     1,800  UNUM Corp.                                       85,387
                                                                   ---------------------

                                                                          4,283,529
                                                                   ---------------------

LEISURE -- 0.8%

                     1,290  Accor SA ORD                                    243,870

                     9,100  Corporacion Interamericana de
                                Entretenimiento S.A. ORD(1)                  62,266

                       800  Doubletree Corp.(1)                              35,150

                     5,800  Eastman Kodak Co.                               351,625

                     1,500  HFS, Inc.(1)                                    102,938

                    39,300  Ladbroke Group plc ORD                          178,545
                                                                   ---------------------

                                                                            974,394
                                                                   ---------------------

MACHINERY & EQUIPMENT -- 0.6%

                     5,000  ATS Automation Tooling Systems,
                                Inc. ORD(1)                                 166,099

                     1,300  Applied Materials, Inc.(1)                       42,859

                     3,900  BT Industries AB ORD(1)                          74,752

                     4,500  Rental Service Corp.(1)                         113,063

                       220  Rieter Holdings Ltd. ORD                         95,954

                     1,000  Swisslog Holding AG ORD                          76,608

                       300  Timken Co.                                       10,631

                     3,300  Veeco Instruments Inc.(1)                       131,072
                                                                   ---------------------

                                                                            711,038
                                                                   ---------------------

MEDICAL EQUIPMENT & SUPPLIES -- 1.0%

                     6,400  AmeriSource Health Corp.(1)                     414,400

                     4,800  Cyberonics, Inc.(1)                              54,600

                     1,500  Datascope Corp.(1)                               38,062

                     1,900  Guidant Corp.                                   122,075

                     4,000  Hillenbrand Industries, Inc.                    178,250

See Notes to Financial Statements


46      STRATEGIC ALLOCATION: AGGRESSIVE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                       437  LVL Medical ORD(1)                         $    45,008

                     1,400  Ortivus AB Cl B ORD                             50,223

                     3,900  Sabratek Corp.(1)                              100,669

                     4,600  Spectra-Physics AB ORD                         117,063

                     5,000  Terumo Corporation ORD                          78,355

                     1,400  US Surgical Corp.                               36,925
                                                                  ----------------------

                                                                         1,235,630
                                                                  ----------------------

METALS & MINING -- 0.6%

                     3,700  Aalberts Industries N.V. ORD(1)                 94,013

                     4,900  Arch Coal Inc.                                 128,931

                     7,900  Homestake Mining Co.                            82,950

                     3,200  Johnson Matthey PLC ORD                         29,644

                     2,600  Kaynar Technologies Inc.(1)                     69,225

                       700  Parker-Hannifin Corp.                           31,150

                     4,500  Reynolds Metals Co.                            256,219

                       700  Zeigler Coal Holding Co.                        11,112

                       100  Zurn Industries, Inc.                            3,425
                                                                  ----------------------

                                                                           706,669
                                                                  ----------------------

OFFICE EQUIPMENT & SUPPLIES -- 0.7%

                     5,700  Kronos Inc.(1)                                 176,700

                     8,700  Xerox Corp.                                    675,881
                                                                  ----------------------

                                                                           852,581
                                                                  ----------------------

PACKAGING & CONTAINERS -- 0.1%

                     1,900  Crown Cork & Seal Co., Inc.                     92,744
                                                                  ----------------------

PAPER & FOREST PRODUCTS -- 0.5%

                     7,900  Chesapeake Corp.                               270,575

                       800  Pope & Talbot, Inc.                             13,200

                     2,700  Rayonier, Inc.                                 131,963

                     4,000  Westvaco Corp.                                 130,500
                                                                  ----------------------

                                                                           546,238
                                                                  ----------------------

PERSONAL SERVICES(3)

                       300  CUC International Inc.(1)                        8,625
                                                                  ----------------------

PHARMACEUTICALS -- 4.5%

                     5,100  Allergan, Inc.                                 172,762

                     8,300  Bristol-Myers Squibb Co.                       777,087

                       300  Christian Hansen Holding
                                A/S Cl B ORD                                34,179

                     2,600  Dura Pharmaceuticals, Inc.(1)                  113,750

                     4,100  Glaxo Wellcome plc ADR                         187,319

                    11,200  Lilly (Eli) & Co.                              706,300


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                    11,600  Mallinckrodt Inc.                       $      429,200

                     1,400  McKesson Corp.                                 156,625

                       500  Medicis Pharmaceutical Corp.(1)                 21,562

                     8,700  Merck & Co., Inc.                              822,694

                       440  Novartis AG ORD                                702,840

                     1,841  Novo Nordisk A/S Cl B ORD                      225,372

                     1,000  Richter Gedeon Rt. GDR
                                (Acquired 6/24/97, Cost
                                $87,250)(2)                                 94,432

                        24  Roche Holding AG ORD                           214,739

                     5,000  Takeda Chemical Inds. ORD                      146,131

                     3,600  Warner-Lambert Co.                             503,550

                     2,300  Zeneca Group plc ORD                            73,416
                                                                  ----------------------

                                                                         5,381,958
                                                                  ----------------------

PRINTING & PUBLISHING -- 0.8%

                     8,800  Banta Corp.                                    222,200

                     2,800  Deluxe Corp.                                    98,875

                     1,300  Meredith Corp.                                  45,338

                    11,500  Mondadori (Arnoldo) Editore SpA
                                ORD                                         91,198

                    18,700  Pearson plc ORD                                260,555

                     1,500  Sondagsavisen A/S ORD(1)                        67,017

                     9,000  VNU Tijdschriftengroep Nederland
                                ORD                                        215,547
                                                                  ----------------------

                                                                         1,000,730
                                                                  ----------------------

RAILROAD -- 0.5%

                     6,900  CSX Corp.                                      360,956

                     2,400  Canadian National Railway
                                Company ORD                                123,889

                     4,200  Railtrack Group PLC ORD                         70,579
                                                                  ----------------------

                                                                           555,424
                                                                  ----------------------

REAL ESTATE -- 0.1%

                     6,700  Cambridge Shopping Centres Ltd.
                                ORD (Acquired 8/7/97, Cost
                                $70,730)(2)                                 71,289

                     5,100  Castellum AB ORD(1)                             47,886
                                                                  ----------------------

                                                                           119,175
                                                                  ----------------------

RESTAURANTS -- 0.7%

                     7,100  CKE Restaurants, Inc.                          266,694

                     9,500  Compass Group PLC ORD                          113,274

                     1,400  Fine Host Corp.(1)                              41,519

                     4,100  Logan's Roadhouse, Inc.(1)                      73,416

                     1,800  McDonald's Corp.                                87,300

See Notes to Financial Statements


ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       47


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares                                                                        Value
-------------------------------------------------------------------------------------------

                     3,500  PizzaExpress plc ORD                        $    49,624

                     5,300  Rainforest Cafe, Inc.(1)                        190,137
                                                                   ---------------------

                                                                            821,964
                                                                   ---------------------

RETAIL (APPAREL) -- 1.0%

                     1,080  Burlington Coat Factory
                                Warehouse Corp.                              20,182

                     2,000  Hennes & Mauritz AB Cl B ORD                     92,469

                     3,600  Jones Apparel Group, Inc.(1)                    175,500

                     1,000  Liz Claiborne, Inc.                              50,250

                     8,200  Ross Stores, Inc.                               321,850

                     7,500  Shoe Carnival, Inc.(1)                           68,906

                     9,800  Stage Stores, Inc.(1)                           412,213

                     1,200  TJX Companies, Inc. (The)                        41,400
                                                                   ---------------------

                                                                          1,182,770
                                                                   ---------------------

RETAIL (FOOD & DRUG) -- 1.3%

                     4,100  Albertson's, Inc.                               181,937

                     3,600  CVS Corp.                                       238,950

                     1,200  Circle K Japan Co., Ltd. ORD                     60,270

                    19,700  Giant Food Inc. Cl A                            664,875

                     8,841  Koninklijke Ahold NV ORD                        235,760

                     4,300  Metro Cash & Carry Limited ORD                    4,027

                     3,000  Universal Corp.                                 118,688
                                                                   ---------------------

                                                                          1,504,507
                                                                   ---------------------

RETAIL (GENERAL MERCHANDISE) -- 2.2%

                     9,000  Consolidated Stores Corp.(1)                    437,625

                    14,300  Dillard's Inc. Cl A                             522,844

                     2,500  Ellerine Holdings Limited ORD                    17,392

                    15,350  Family Dollar Stores, Inc.                      425,003

                       700  Federated Department Stores, Inc.
                                (NEW)(1)                                     31,894

                     6,500  Fred's, Inc.                                    159,250

                     4,100  Kohl's Corp.(1)                                 296,737

                    20,600  Next Plc ORD                                    257,456

                     4,000  Penney (J.C.) Company, Inc.                     257,000

                       300  Pinault-Printemps-Redoute SA
                                ORD                                         153,473

                     2,100  Trade House GUM ADR (Acquired
                                8/15/97 through 9/10/97,
                                Cost $19,163)(2)                             16,538
                                                                   ---------------------

                                                                          2,575,212
                                                                   ---------------------

RETAIL (SPECIALTY) -- 0.8%

                     7,800  Action Performance Cos. Inc.(1)          $      224,737

                     2,800  Fastenal Company                                149,100

                     3,800  Hasbro, Inc.                                    110,437

                     5,400  Home Depot, Inc.                                302,063

                     5,100  Party City Corp.(1)                             145,988
                                                                   ---------------------

                                                                            932,325
                                                                   ---------------------

STEEL -- 0.1%

                     5,400  Bethlehem Steel Corporation(1)                   55,350

                       500  LTV Corp.                                         5,562

                     1,300  Vallourec SA ORD                                 78,551
                                                                   ---------------------

                                                                            139,463
                                                                   ---------------------

TEXTILES & APPAREL -- 0.4%

                     3,300  Dexter Corp. (The)                              131,381

                    10,600  Fruit of the Loom, Inc.(1)                      247,113

                     1,100  Polo Ralph Lauren Corp.(1)                       29,700

                     1,600  Timberland Co. (The)(1)                         124,600
                                                                   ---------------------

                                                                            532,794
                                                                   ---------------------

TOBACCO -- 0.7%

                    17,100  Philip Morris Companies Inc.                    743,850

                     1,400  RJR Nabisco, Inc.                                51,013
                                                                   ---------------------

                                                                            794,863
                                                                   ---------------------

TRANSPORTATION -- 0.6%

                     5,100  AirNet Systems Inc.(1)                          103,275

                    11,200  Allied Holdings, Inc.(1)                        220,500

                       600  Finnlines OY ORD                                 23,859

                     4,000  Internatio-Muller NV ORD                        122,969

                     2,600  Smit Internationale NV ORD(1)                    73,912

                     2,500  XTRA Corp.                                      131,875
                                                                   ---------------------

                                                                            676,390
                                                                   ---------------------

UTILITIES -- 1.8%

                     2,600  Black Hills Corp.                                82,713

                       400  Columbia Gas System, Inc. (The)                  29,100

                   169,514  Companhia de Saneamento Basico
                                do Estado de Sao Paulo ORD                   39,425

                    17,800  Entergy Corp.                                   462,800

                    12,500  Florida Progress Corp.                          442,969

                       900  General Public Utilities Corp.                   35,550

                     3,500  NIPSCO Industries, Inc.                         163,844

                       300  Pacific Enterprises                              10,613

                    10,100  Texas Utilities Co.                             404,000

See Notes to Financial Statements


48      STRATEGIC ALLOCATION: AGGRESSIVE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Shares/Principal Amount                                                       Value
-------------------------------------------------------------------------------------------

                     1,861  Unified Energy Systems GDR(1)           $        42,570

                    10,100  Union Electric Co.                              402,106
                                                                   ----------------------

                                                                          2,115,690
                                                                   ----------------------

TOTAL COMMON STOCKS & RIGHTS -- 71.3%                                    84,820,568
                                                                   ----------------------
   (Cost $75,401,231)

PREFERRED STOCKS

CHEMICALS & RESINS -- 0.2%

                     3,238  Henkel KGaA ORD                                 199,035
                                                                   ----------------------

COMPUTER SOFTWARE & SERVICES -- 0.1%

                       600  SAP AG ORD                                      184,746
                                                                   ----------------------

CONSUMER PRODUCTS -- 0.1%

                       110  Wella Aktiengesellschaft ORD                     79,217
                                                                   ----------------------

ENERGY (PRODUCTION & MARKETING) -- 0.1%

                   296,669  Petroleo Brasileiro S/A ORD                      64,453
                                                                   ----------------------

FINANCIAL SERVICES -- 0.2%

                     1,229  Marschollek, Lautenschlaeger und
                                Partner AG ORD                              303,853
                                                                   ----------------------

TOTAL PREFERRED STOCKS -- 0.7%                                              831,304
                                                                   ----------------------
   (Cost $596,256)

U.S. TREASURY SECURITIES

$                  675,000  U.S. Treasury Notes, 6.375%,
                                3/31/01                                     685,125

                   190,000  U.S. Treasury Notes, 6.625%,
                                7/31/01                                     194,572

                   775,000  U.S. Treasury Notes, 7.50%,
                                5/15/02                                     823,437

                   925,000  U.S. Treasury Notes, 5.75%,
                                8/15/03                                     919,219

                   400,000  U.S. Treasury Notes, 5.875%,
                                11/15/05                                    398,625

                   250,000  U.S. Treasury Notes, 6.625%,
                                5/15/07                                     262,656

                   225,000  U.S. Treasury Bonds, 6.75%,
                                8/15/26                                     243,984
                                                                   ----------------------

TOTAL U.S. TREASURY SECURITIES -- 3.0%                                    3,527,618
                                                                   ----------------------
   (Cost $3,426,000)


Principal Amount                                                       Value
-------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES(4)

$                  100,000  FHLMC, 7.09%, 11/24/06                   $      100,079

                   200,000  FNMA, 7.00%, 2/20/07                            205,164

                   400,000  FNMA MTN, 7.49%, 5/22/07                        409,760

                   391,465  FNMA Pool #377181, 6.50%,
                                4/1/12                                      390,552

                    94,275  FNMA Pool #250576, 7.00%,
                                6/1/26                                       94,643

                   969,524  FNMA Pool #373510, 7.50%,
                                3/1/27                                      990,086

                   214,716  GNMA Pool #397233, 9.50%,
                                2/20/25                                     230,672

                   159,278  GNMA Pool #392995, 8.75%,
                                3/15/25                                     170,244

                   141,818  GNMA Pool #416856, 7.50%,
                                10/15/25                                    144,898

                   145,900  GNMA Pool #372335, 7.50%,
                                4/15/26                                     149,019

                   141,395  GNMA Pool #402682, 7.50%,
                                6/15/26                                     144,418
                                                                   ----------------------

TOTAL MORTGAGE-BACKED
SECURITIES -- 2.5%                                                        3,029,535
                                                                   ----------------------
   (Cost $2,966,468)

ASSET-BACKED SECURITIES(4)

                   100,000  BankAmerica Manufactured
                                Housing Contract, Series
                                1997-2, Class A5, 6.39%,
                                12/10/12                                    100,125

                   100,000  CIT RV Trust, Series 1997-A, Class
                                A6, 6.35%, 4/15/11                           99,750

                   500,000  Capital Equipment Receivables
                                Trust, Series 1997-1, Class A1,
                                5.79%, 12/3/98                              500,000

                   100,000  TEXTRON, Series 1997-A, Class
                                A1, 6.05%, 3/16/09 (Acquired
                                9/18/97, Cost $93,274)(2)                    93,855

                   100,000  United Companies Financial Corp.,
                                Series 1997-C, Class A7,
                                6.85%, 1/15/29                              100,840
                                                                   ----------------------

TOTAL ASSET-BACKED SECURITIES -- 0.8%                                       894,570
                                                                   ----------------------
   (Cost $893,630)

See Notes to Financial Statements


ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       49


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Principal Amount                                                       Value
-------------------------------------------------------------------------------------------

CORPORATE BONDS

AEROSPACE & DEFENSE -- 0.3%

$                  300,000  Lockheed Martin Corp., 7.25%,
                                5/15/06                              $      315,750
                                                                   ---------------------

AIRLINES -- 0.1%

                   150,000  United Air Lines, 9.00%,
                                12/15/03                                    166,312
                                                                   ---------------------

BANKING -- 0.8%

                   500,000  Bay View Capital Corp., 9.125%,
                                8/15/07                                     513,750

                   300,000  Citicorp, 7.125%, 5/15/06                       310,125

                   100,000  Santander Financial Issuances Ltd.,
                                7.00%, 4/1/06                               102,250
                                                                   ---------------------

                                                                            926,125
                                                                   ---------------------

COMMUNICATIONS SERVICES -- 0.5%

                   150,000  360 Communications Co., 7.125%,
                                3/1/03                                      152,625

                   100,000  Tele-Communications Inc., 8.25%,
                                1/15/03                                     105,500

                   250,000  Teleport Communications Group
                                Inc., 7.86%, 7/1/07(5)                      198,750

                   100,000  WorldCom, Inc., 7.55%, 4/1/04                   104,250
                                                                   ---------------------

                                                                            561,125
                                                                   ---------------------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 0.5%

                   350,000  Anixter International Inc., 8.00%,
                                9/15/03                                     368,375

                   250,000  DII Group Inc., 8.50%, 9/15/07
                                (Acquired 9/17/97, Cost
                                $250,000)(2)                                248,750
                                                                   ---------------------

                                                                            617,125
                                                                   ---------------------

ENERGY (PRODUCTION & MARKETING) -- 1.5%

                   100,000  Enron Corp., 6.625%, 11/15/05                    99,875

                   525,000  Oryx Energy Co., 8.375%,
                                7/15/04                                     566,344

                   100,000  Seagull Energy Corp., 7.50%,
                                9/15/27                                     102,375

                   250,000  Stone Energy Corp., 8.75%,
                                9/15/07 (Acquired 9/16/97,
                                Cost $248,208)(2)                           250,625


Principal Amount                                                       Value
-------------------------------------------------------------------------------------------

$                  200,000  Triton Energy Ltd., 8.75%,
                                4/15/02                              $      209,000

                   500,000  United Meridian Corp., 10.375%,
                                10/15/05                                    542,500
                                                                   ---------------------

                                                                          1,770,719
                                                                   ---------------------

ENERGY (SERVICES) -- 0.4%

                   500,000  Cliffs Drilling Company, 10.25%,
                                5/15/03                                     542,500
                                                                   ---------------------

FINANCIAL SERVICES -- 0.6%

                   100,000  Advanta Corp., MTN, Series B,
                                7.00%, 5/1/01                                99,625

                   100,000  General Motors Acceptance Corp.,
                                8.50%, 2/4/02                               107,875

                   500,000  Wharf International Finance Ltd.,
                                7.625%, 3/13/07 (Acquired
                                3/6/97, Cost $496,045)(2)                   496,250
                                                                   ---------------------

                                                                            703,750
                                                                   ---------------------

HEALTHCARE -- 0.4%

                   500,000  Tenet Healthcare Corp., 7.875%,
                                1/15/03                                     513,750
                                                                   ---------------------

INSURANCE -- 0.1%

                   100,000  Aetna Services Inc., 6.75%,
                                8/15/01                                     101,875
                                                                   ---------------------

LEISURE -- 0.4%

                   125,000  Time Warner Inc., 8.11%, 8/15/06                134,844

                   350,000  Time Warner Inc., 6.85%, 1/15/26                359,187
                                                                   ---------------------

                                                                            494,031
                                                                   ---------------------

OFFICE EQUIPMENT & SUPPLIES -- 0.1%

                   100,000  Xerox Capital Trust, 8.00%,
                                2/1/27 (Acquired 7/17/97,
                                Cost $104,024)(2)                           108,625
                                                                   ---------------------

REAL ESTATE -- 0.2%

                   275,000  Spieker Properties, Inc., 6.80%,
                                12/15/01                                    278,438
                                                                   ---------------------

RETAIL (GENERAL MERCHANDISE) -- 0.2%

                   200,000  Federated Department Stores,
                                8.50%, 6/15/03                              217,250
                                                                   ---------------------

TEXTILES & APPAREL -- 0.2%

                   250,000  Worldtex Inc., 9.625%, 12/15/07
                                (Acquired 11/20/97, Cost
                                $250,000)(2)                                252,812
                                                                   ---------------------

See Notes to Financial Statements


50      STRATEGIC ALLOCATION: AGGRESSIVE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Principal Amount                                                       Value
-------------------------------------------------------------------------------------------

TOBACCO -- 0.3%

$                  300,000  Philip Morris Companies Inc.,
                                6.80%, 12/1/03                      $      302,625
                                                                 -----------------------

UTILITIES -- 0.1%

                   100,000  Pacific Gas and Electric Company,
                                6.25%, 3/1/04                               99,875
                                                                 -----------------------

TOTAL CORPORATE BONDS -- 6.7%                                            7,972,687
                                                                 -----------------------
   (Cost $7,765,109)

SOVEREIGN GOVERNMENTS & AGENCIES

$                 500,000  Argentine Discount Notes, VRN,
                               6.875%, 5/28/98, resets
                               semi-annually off the 6-month
                               LIBOR plus 0.8125% with no
                               caps                                       407,812

                  250,000  Brazil NMB L, VRN, 6.75%, 4/15/98, resets
                               semi-annually off the 6-month LIBOR plus
                               0.875% with no caps                        197,500

DEM             1,300,000  Bundesobligation, 5.875%,
                               5/15/00                                    760,391

                2,000,000  Deutschland Republic, 6.00%,
                               9/15/03                                  1,181,741

FRF             1,500,000  France O.A.T., 6.75%, 10/25/03                 275,668

CAD               800,000  Government of Canada, 7.25%,
                               6/01/03                                    611,357

FRF             1,500,000  Government of France, 8.50%,
                               4/25/03                                    295,004

$                 100,000  Quebec Province, 8.80%,
                               4/15/03                                    110,500

                  250,000  Republic of Argentina, 6.69%, 3/31/98, resets
                               semi-annually off the 6-month LIBOR plus
                               0.8125% with no caps                       212,400

                  250,000  Republic of Brazil EI, VRN, 6.69%, 4/15/98,
                               resets semi-annually off the 6-month LIBOR plus
                               0.8125% with no caps                       207,944

JPY           160,000,000  Republic of Italy, 3.50%,
                               6/20/01                                  1,362,586

ITL         1,000,000,000  Republic of Italy, 6.75%,
                               2/1/07                                     614,740


Principal Amount                                                       Value
-------------------------------------------------------------------------------------------

GBP                  350,000  United Kingdom Treasury,
                                  8.00%, 6/10/03                   $      624,365

$                    250,000  United Mexican States,
                                  8.50%, 9/15/02                          250,625

                     518,000  United Mexican States
                                  Recoverable Rights, 0%,
                                  6/30/03                                       0

                     500,000  United Mexican States, VRN, 6.62%, 5/4/98,
                                  semi-annually off the 6-month LIBOR plus
                                  0.8125% with no caps                    456,250

                     678,570  Venezuela FLIRB, VRN, 6.75%, 3/31/98, resets
                                  semi-annually off the 6-month LIBOR plus
                                  0.875% with no caps                     598,838
                                                                 ----------------------

TOTAL SOVEREIGN GOVERNMENTS &
AGENCIES -- 6.9%                                                        8,167,721
                                                                 -----------------------
   (Cost $8,454,110)

COMMERCIAL PAPER(6)

BANKING -- 3.2%

                 1,000,000  Cibinong International Finance B.V.,
                                5.57%, 12/22/97                            996,751

                 2,000,000  Generale Bank, Inc., 5.55%,
                                1/22/98                                  1,983,966

                   900,000  IMI Funding Corp., 5.51%,
                                1/23/98                                    892,699
                                                               -------------------------

                                                                         3,873,416
                                                               -------------------------

FINANCIAL SERVICES -- 0.6%

                   700,000  Ford Motor Credit Co., 5.63%,
                                1/6/98                                     696,059
                                                               -------------------------

RETAIL (FOOD & DRUG) -- 1.7%

                 2,000,000  Southland Corporation, 5.53%,
                                12/12/97                                 1,996,621
                                                               -------------------------

TOTAL COMMERCIAL PAPER -- 5.5%                                           6,566,096
                                                               -------------------------
   (Cost $6,566,096)

See Notes to Financial Statements


ANNUAL REPORT                      STRATEGIC ALLOCATION: AGGRESSIVE       51


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1997


Principal Amount                                                       Value
-------------------------------------------------------------------------------------------

WHEN-ISSUED--0.1%

$                  100,000  FHLMC, 6.50%, 12/15/12,
                                settlement 12/15/97                $         99,813
                                                                   ----------------------
   (Cost $99,812)

TEMPORARY CASH INVESTMENTS--2.5%

       Repurchase Agreement, Merrill Lynch & Co.
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.70%, dated 11/28/97,
              due 12/1/97 (Delivery value $3,001,425)                     3,000,000
                                                                   ----------------------

   (Cost $3,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $118,909,912
                                                                  =======================
   (Cost $109,168,712)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        Contracts       Settlement                             Unrealized
         to Sell           Date                Value           Gain (Loss)
--------------------------------------------------------------------------
      431,137  CHF        1/28/98         $   306,423            $2,108
    1,044,139  DEM        1/28/98             596,245             3,986
    2,300,806  FRF        1/28/98             392,669             3,094
      414,879  GBP        1/28/98             696,864            (1,174)
   79,001,415  JPY        1/28/98             630,822            (5,229)
      682,340  NLG        1/28/98             345,862             2,282
                                          -------------      --------------
                                           $2,968,885            $5,067
                                          =============      ==============

(Value on Settlement Date $2,973,952)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

ITL = Italian Lira

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1997.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)   Non-income producing.

(2)   Security was purchased  under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be
      sold  to  qualified  institutional   investors.  The  aggregate  value  of
      restricted  securities  at  November  30,  1997,  was  $2,018,114,   which
      represented 1.7% of the net assets.

(3)   Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6)   The rates for commercial paper are the yield to maturity at purchase.

See Notes to Financial Statements


52      STRATEGIC ALLOCATION: AGGRESSIVE       AMERICAN CENTURY INVESTMENTS

                     STATEMENTS OF ASSETS AND LIABILITIES

                                             STRATEGIC        STRATEGIC          STRATEGIC
                                            ALLOCATION:      ALLOCATION:        ALLOCATION:
NOVEMBER 30, 1997                          CONSERVATIVE       MODERATE          AGGRESSIVE

ASSETS
Investment securities, at value
  (identified cost of $159,525,505,
  $199,505,968 and $109,168,712,
  respectively) (Note 3) ..............     $166,278,503     $211,325,803     $118,909,912

Foreign currency holdings, at value
  (identified cost of $9,617, $20,107
  and $24,128, respectively) ..........            9,578           19,958           23,949

Cash ..................................           77,470          398,443          216,266

Receivable for investments sold .......          982,420        1,699,194        1,085,492

Receivable for forward foreign
  currency exchange contracts .........            8,885           18,043           11,470

Dividends and interest receivable .....        1,167,793        1,171,893          507,280
                                            ------------     ------------     ------------
                                             168,524,649      214,633,334      120,754,369
                                            ------------     ------------     ------------
LIABILITIES

Disbursements in excess of
  demand deposit cash .................        3,850,984           42,920          115,360

Payable for forward foreign
  currency exchange contracts .........            5,741           12,007            6,403

Payable for investments purchased .....        3,515,893        4,338,256        2,859,262

Payable for capital shares redeemed ...           32,717           93,258           65,355

Accrued management fees (Note 2) ......          131,153          185,747          112,833

Distribution fees payable (Note 2) ....              867            1,754            1,645

Service fees payable (Note 2) .........              867            1,754            1,645

Other liabilities .....................              632              289              222
                                            ------------     ------------     ------------
                                               7,538,854        4,675,985        3,162,725
                                            ------------     ------------     ------------
Net assets ............................     $160,985,795     $209,957,349     $117,591,644
                                            ============     ============     ============
NET ASSETS CONSIST OF:

Capital (par value and paid in surplus)     $145,806,246     $190,638,783     $102,897,383

Undistributed net investment income ...        1,196,127        1,264,693        1,580,834

Accumulated undistributed net realized
  gain from investment and foreign
  currency transactions ...............        7,226,850        6,225,881        3,365,487

Net unrealized appreciation on
  investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) .........        6,756,572       11,827,992        9,747,940
                                            ------------     ------------     ------------
                                            $160,985,795     $209,957,349     $117,591,644
                                            ============     ============     ============
Investor Class, $0.01 Par Value

Net assets ............................     $156,732,674     $201,383,992     $109,496,510

Shares outstanding ....................       28,257,401       33,678,240       17,527,824

Net asset value per share .............     $       5.55     $       5.98     $       6.25

Advisor Class, $0.01 Par Value

Net assets ............................     $  4,253,121     $  8,573,357     $  8,095,134

Shares outstanding ....................          765,500        1,434,843        1,298,802

Net asset value per share .............     $       5.56     $       5.98     $       6.23

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF ASSETS AND LIABILITIES      53

                           STATEMENTS OF OPERATIONS

                                             STRATEGIC      STRATEGIC          STRATEGIC
                                            ALLOCATION:    ALLOCATION:        ALLOCATION:
YEAR ENDED NOVEMBER 30, 1997               CONSERVATIVE     MODERATE          AGGRESSIVE

INVESTMENT INCOME

Income:

Interest ..........................     $  3,013,038      $  3,777,271      $  1,623,289

Dividends (net of foreign taxes
  withheld of $12,005, $43,958,
  and $35,793, respectively) ......          539,913         1,295,486           895,216
                                        ------------      ------------      ------------
                                           3,552,951         5,072,757         2,518,505
                                        ------------      ------------      ------------
Expenses (Note 2):

Management fees ...................          792,805         1,565,328         1,072,780

Distribution fees - Advisor Class .           10,165            19,544            16,202

Shareholder services
  fees - Advisor Class ............           10,165            19,544            16,202

Directors' fees and expenses ......            2,029             1,172               755
                                        ------------      ------------      ------------
                                             815,164         1,605,588         1,105,939
                                        ------------      ------------      ------------
Net investment income .............        2,737,787         3,467,169         1,412,566
                                        ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)

Net realized gain on:

Investments .......................        8,230,549         6,360,828         3,679,975

Foreign currency transactions .....           75,790           342,109           232,394
                                        ------------      ------------      ------------
                                           8,306,339         6,702,937         3,912,369
                                        ------------      ------------      ------------
Change in net unrealized
  appreciation on:

Investments .......................       (2,091,828)        7,936,474         6,697,018

Translation of assets and
  liabilities in foreign currencies           (3,613)           (8,675)           (6,466)
                                        ------------      ------------      ------------
                                          (2,095,441)        7,927,799         6,690,552
                                        ------------      ------------      ------------
Net realized and unrealized
  gain on investments and
  foreign currency ................        6,210,898        14,630,736        10,602,921
                                        ------------      ------------      ------------
Net Increase in Net Assets
Resulting from Operations .........     $  8,948,685      $ 18,097,905      $ 12,015,487
                                        ============      ============      ============

See Notes to Financial Statements


54      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                STRATEGIC                     STRATEGIC                        STRATEGIC
                                               ALLOCATION:                   ALLOCATION:                      ALLOCATION:
YEAR ENDED NOVEMBER 30, 1997                  CONSERVATIVE                    MODERATE                        AGGRESSIVE
AND PERIOD ENDED NOVEMBER 30, 1996

Increase in Net Assets                      1997           1996(1)        1997            1996(1)         1997           1996(1)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income ............  $   2,737,787   $     439,906   $   3,467,169   $     675,244   $   1,412,566   $     312,027

Net realized gain (loss) on
  investments and
  foreign currency
  transactions ...................      8,306,339          60,039       6,702,937          (5,837)      3,912,369        (315,887)

Change in net unrealized
  appreciation on investments
  and translation of assets and
  liabilites in foreign currencies     (2,095,441)      1,392,058       7,927,799       3,900,193       6,690,552       3,057,388
                                    -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations ......      8,948,685       1,892,003      18,097,905       4,569,600      12,015,487       3,053,528
                                    -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income:

  Investor Class .................     (1,635,899)       (233,977)     (2,707,084)       (397,443)       (334,675)           --

  Advisor Class ..................       (118,709)           --          (152,937)           --           (40,079)           --

From net realized gain from
  investment transactions:

  Investor Class .................     (1,061,595)           --           (80,982)           --              --              --

  Advisor Class ..................        (70,914)           --           (10,493)           --              --              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions .............     (2,887,117)       (233,977)     (2,951,496)       (397,443)       (374,754)           --
                                    -------------   -------------   -------------   -------------   -------------   -------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions .....    117,841,280      35,424,921     129,408,618      61,230,165      53,802,871      49,094,512
                                    -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets .......    123,902,848      37,082,947     144,555,027      65,402,322      65,443,604      52,148,040

Net Assets

Beginning of period ..............     37,082,947            --        65,402,322            --        52,148,040            --
                                    -------------   -------------   -------------   -------------   -------------   -------------
End of period ....................  $ 160,985,795   $  37,082,947   $ 209,957,349   $  65,402,322   $ 117,591,644   $  52,148,040
                                    =============   =============   =============   =============   =============   =============
Undistributed net
  investment income ..............  $   1,196,127   $     192,595   $   1,264,693   $     266,895   $   1,580,834   $     301,109
                                    =============   =============   =============   =============   =============   =============

----------
(1) February 15, 1996 (inception) through November 30, 1996.

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       55


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Strategic Asset Allocations, Inc. (the Corporation) (formerly Twentieth Century Strategic Asset Allocations, Inc.) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Strategic Allocation:
Conservative  (Strategic Allocation:  Conservative),  American Century Strategic
Allocation: Moderate (Strategic Allocation: Moderate) and American Century Strategic Allocation: Aggressive (Strategic Allocation: Aggressive) (the Funds) are three of the funds currently issued by the Corporation. The Funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its risk profile. The Funds seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each Fund. The Funds are authorized to issue two classes of shares: the Investor class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a


56       NOTES TO FINANCIAL             STATEMENTS AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of Strategic Allocation: Aggressive which is declared and paid annually. Distributions from net realized gains are declared and paid annually.

    On  December  19,  1997,  Strategic  Allocation:   Conservative,   Strategic
Allocation: Moderate and Strategic Allocation: Aggressive declared and paid a distribution from net investment income to shareholders of record on that date of $0.0560, $0.0451 and $0.0892 for the Investor Class, respectively, and $0.0541, $0.0450 and $0.0738 for the Advisor Class, respectively. Also, on December 19, 1997, the Funds declared and paid a distribution from net realized gain on investments to shareholders of record on that date of $0.2581, $0.1951 and $0.2085 for both classes, respectively.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into Management Agreements with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the Funds is as follows:

                        STRATEGIC ALLOCATION:     STRATEGIC ALLOCATION:    STRATEGIC ALLOCATION:
                            CONSERVATIVE                MODERATE               AGGRESSIVE
                       Investor     Advisor      Investor       Advisor    Investor     Advisor
                         Class       Class         Class         Class       Class        Class
-----------------------------------------------------------------------------------------------------
AVERAGE NET ASSETS
  First $1 billion ....  1.00%       0.75%         1.10%         0.85%       1.20%        0.95%
  Over $1 billion .....  0.90%       0.65%         1.00%         0.75%       1.10%        0.85%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based


ANNUAL REPORT                             NOTES TO FINANCIAL STATEMENTS      57


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period ended November 30, 1997, were $20,330 in Strategic Allocation: Conservative, $39,088 in Strategic Allocation: Moderate and $32,404 in Strategic Allocation:
Aggressive.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended November 30, 1997 were as follows:

                                STRATEGIC       STRATEGIC           STRATEGIC
                               ALLOCATION:      ALLOCATION:         ALLOCATION:
                              CONSERVATIVE       MODERATE           AGGRESSIVE
PURCHASES

Investment Securities
  other than
  U.S. Government &
  Agency Obligations ........ $88,235,256       $223,686,988       $149,646,073

U.S. Government &
  Agency Obligations ........  19,408,491         35,193,391          9,250,576

PROCEEDS FROM SALES

Investment Securities
  other than
  U.S. Government
  & Agency Obligations ...... $68,505,883       $128,994,156       $102,022,014

U.S. Government &
  Agency Obligations ........  11,197,928         18,588,588          7,106,026


  On  November  30,  1997,  the  composition  of  unrealized   appreciation  and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                STRATEGIC        STRATEGIC           STRATEGIC
                               ALLOCATION:      ALLOCATION:         ALLOCATION:
                              CONSERVATIVE       MODERATE           AGGRESSIVE

Appreciation ................ $8,541,009         $14,706,536         $11,593,413

Depreciation ................ (2,195,525)        (3,690,785)         (2,517,929)
                             -------------      ------------        ------------
Net ......................... $6,345,484         $11,015,751         $9,075,484
                             =============      ============        ============
Federal Tax Cost ............$159,933,019       $200,310,052        $109,834,428
                             =============      ============        ============


58      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  There are 50,000,000 shares of the Investor Class and 25,000,000 shares of the Advisor Class authorized for issuance in each of the Funds. Transactions in shares of the Funds were as follows:

                                    STRATEGIC ALLOCATION        STRATEGIC ALLOCATION:       STRATEGIC
ALLOCATION:
                                       CONSERVATIVE                    MODERATE                 AGGRESSIVE
                                    Shares        Amount         Shares        Amount        Shares      Amount
INVESTOR CLASS

Year ended November 30, 1997

Sold ............................ 15,110,838    $80,391,536    32,728,841   $184,160,266   15,672,301   $90,016,196

Issued in acquisition (Note 5) .. 15,634,044    84,083,213          -             -             -           -

Issued in reinvestment of
  distributions .................   493,328      2,628,610       492,287      2,759,037      61,577      333,753

Redemptions ..................... (9,277,253)  (49,311,307)   (10,218,993)   (57,762,540)  (6,568,831)  (38,102,524
                                  -----------  ------------   ------------  ------------    ----------  -----------
Net increase .................... 21,960,957   $117,792,052    23,002,135   $129,156,763    9,165,047   $52,247,425
                                  ===========  ============   ============  ============    ==========  ===========

February 15, 1996(1) through
  November 30, 1996

Sold ............................  7,164,621   $35,925,344     16,034,505   $81,994,470    10,377,899   $53,860,559

Issued in reinvestment of
  distributions .................   46,166        232,102        76,326        394,738         --          --

Redeemed ........................  (914,343)    (4,590,760)    (5,434,726)  (28,493,182)   (2,015,122)  (10,487,280
                                  -----------  ------------   ------------  ------------    ----------  -----------
Net increase .................... 6,296,444     $31,566,686    10,676,105   $53,896,026    8,362,777    $43,373,279
                                  ===========  ============   ============  ============    ==========  ===========
ADVISOR CLASS

Year ended November 30, 1997

Sold ............................   502,309     $2,650,382       941,573     $5,242,310      937,541   $5,585,021

Issued in reinvestment of
  distributions .................   35,677        189,621        29,539        163,429        7,395      40,079

Redeemed ........................  (528,140)    (2,790,775)     (933,292)    (5,153,884)    (707,493)  (4,069,654)
                                  -----------  ------------   ------------  ------------    ----------  -----------
Net increase ....................    9,846        $49,228        37,820       $251,855       237,443    $1,555,446
                                  ===========  ============   ============  ============    ==========  ===========
October 2, 1996(2) through
  November 30, 1996

Sold ............................   779,853     $3,982,634      1,432,659    $7,524,438     1,076,959   $5,806,112

Redeemed ........................  (24,199)      (124,399)      (35,636)      (190,299)     (15,600)    (84,879)
                                  -----------  ------------   ------------  ------------    ----------  -----------
Net increase ....................   755,654     $3,858,235      1,397,023    $7,334,139     1,061,359   $5,721,233
                                  ===========  ============   ============  ============    ==========  ===========

----------
(1) Inception of the Funds.

(2) Commencement of sale of the Advisor Class.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       59


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

    On August 29, 1997, Strategic Allocation: Conservative acquired all of the net assets of the American Century Capital Manager Fund (Capital Manager), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997. Strategic Allocation: Conservative is the surviving fund for the purposes of maintaining the financial statements and performance history in the post- reorganization.

    The acquisition was accomplished by a tax-free exchange of 15,634,044 Investor Class shares of Strategic Allocation: Conservative for 6,911,352 shares of Capital Manager, outstanding on August 29, 1997. The net assets of Strategic
Allocation: Conservative and Capital Manager immediately before the acquisitions were $69,616,379 and $84,083,213, respectively. Capital Manager's net assets, including unrealized appreciation of $7,459,955, were combined with that of Strategic Allocation: Conservative. Immediately after the acquisition, the combined net assets of Strategic Allocation: Conservative were $153,699,592.


60      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                      STRATEGIC ALLOCATION: CONSERVATIVE

For a Share Outstanding Throughout the Year Ended November 30, 1997 (except as noted)

                                                Investor Class                            Advisor Class
                                           1997                1996(1)               1997             1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ...........     $        5.26          $       5.00          $      5.26       $      5.09
                                    -------------          ------------          -----------       -----------
Income From
  Investment Operations

  Net Investment Income(3) ....              0.19                  0.13                 0.17              0.03

  Net Realized and
  Unrealized Gain on
  Investment Transactions .....              0.36                  0.22                 0.38              0.14
                                    -------------          ------------          -----------       -----------
  Total From Investment
  Operations ..................              0.55                  0.35                 0.55              0.17
                                    -------------          ------------          -----------       -----------
Distributions

  From Net
  Investment Income ...........             (0.17)                (0.09)               (0.16)             --

  From Net Realized Gain
  on Investment Transactions ..             (0.09)                 --                  (0.09)             --
                                    -------------          ------------          -----------       -----------
  Total Distributions .........             (0.26)                (0.09)               (0.25)             --
                                    -------------          ------------          -----------       -----------
Net Asset Value, End of Period      $        5.55          $       5.26          $      5.56       $      5.26
                                    =============          ============          ===========       ===========
  Total Return(4) .............             10.87%                 7.02%               10.77%             3.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .........              1.00%                 1.01%(5)             1.25%             1.25%(5)

Ratio of Net Investment Income
to Average Net Assets .........              3.48%                 3.67%(5)             3.23%             3.25%(5)

Portfolio Turnover Rate .......               124%(6)                44%                 124%               44%

Average Commission Paid per
Share of Equity Security Traded     $      0.0322          $     0.0271          $    0.0322       $    0.0271

Net Assets, End
of Period (in thousands) ......     $     156,733          $     33,110          $     4,253       $     3,973

----------

(1)   February 15, 1996 (inception) through November 30, 1996.

(2) October 2, 1996 (commencement of sale of the Advisor Class) through November 30, 1996.

(3)   Computed using average shares outstanding throughout the period.

(4)   Total  return  assumes   reinvestment   of  dividends  and  capital  gains
      distributions, if any. Total returns for periods less than one year are not annualized.

(5)   Annualized.

(6) Purchases, sales, and the market value of securities for the American Century Capital Manager Fund prior to the merger were excluded from the portfolio turnover calculation. See note 5 in Notes to Financial Statements.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       61

                             FINANCIAL HIGHLIGHTS
                        STRATEGIC ALLOCATION: MODERATE

For a Share Outstanding Throughout the Year Ended November 30, 1997
(except as noted)

                                              Investor Class                      Advisor Class
                                            1997           1996(1)              1997          1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .............   $        5.42     $       5.00        $      5.42     $      5.24
                                    -------------     ------------        -----------     -----------
Income From
  Investment Operations

  Net Investment Income(3) ......            0.14             0.10               0.12            0.02

  Net Realized and
  Unrealized Gain on
  Investment Transactions .......            0.56             0.39               0.56            0.16
                                    -------------     ------------        -----------     -----------
  Total From Investment
  Operations ....................            0.70             0.49               0.68            0.18
                                    -------------     ------------        -----------     -----------
Distributions

  From Net Investment Income ....           (0.13)           (0.07)             (0.11)           --

  From Net Realized Gain
  on Investment Transactions ....           (0.01)            --                (0.01)           --
                                    -------------     ------------        -----------     -----------
  Total Distributions ...........           (0.14)           (0.07)             (0.12)           --
                                    -------------     ------------        -----------     -----------
Net Asset Value, End of Period ..   $        5.98     $       5.42        $      5.98     $      5.42
                                    =============     ============        ===========     ===========
  Total Return(4) ...............           13.02%            9.91%             12.72%           3.44%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...........            1.10%            1.10%(5)           1.35%           1.35%(5)

Ratio of Net Investment Income to
  Average Net Assets ............            2.43%            2.52%(5)           2.18%           2.10%(5)

Portfolio Turnover Rate .........             119%              78%               119%             78%

Average Commission Paid per
Share of Equity Security Traded .   $      0.0102     $     0.0186        $    0.0102     $    0.0186

Net Assets, End
of Period (in thousands) ........   $     201,384     $     57,836        $     8,573     $     7,566

----------
(1)   February 15, 1996 (inception) through November 30, 1996.

(2) October 2, 1996 (commencement of sale of the Advisor Class) through November 30, 1996.

(3)   Computed using average shares outstanding throughout the period.

(4)   Total  return  assumes   reinvestment   of  dividends  and  capital  gains
      distributions, if any. Total returns for periods less than one year are not annualized.

(5)   Annualized.

See Notes to Financial Statements


62      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                       STRATEGIC ALLOCATION: AGGRESSIVE

For a Share Outstanding Throughout the Year Ended November 30, 1997
(except as noted)

                                          Investor Class                 Advisor Class
                                       1997          1996(1)          1997          1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ...........  $        5.53    $       5.00      $      5.53    $      5.37
                                 -------------    ------------      -----------    -----------
Income From Investment
  Operations

  Net Investment Income(3) ....           0.09            0.07             0.07           0.01

  Net Realized and Unrealized
  Gain on Investment
  Transactions ................           0.67            0.46             0.67           0.15
                                 -------------    ------------      -----------    -----------
  Total From Investment
  Operations ..................           0.76            0.53             0.74           0.16
                                 -------------    ------------      -----------    -----------
Distributions

  From Net Investment Income ..          (0.04)           --              (0.04)          --
                                 -------------    ------------      -----------    -----------
Net Asset Value, End of Period   $        6.25    $       5.53      $      6.23    $      5.53
                                 =============    ============      ===========    ===========
  Total Return(4) .............          13.84%          10.60%           13.43%          2.98%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .........           1.20%           1.20%(5)         1.45%          1.45%(5)

Ratio of Net Investment Income
to Average Net Assets .........           1.58%           1.72%(5)         1.33%          1.31%(5)

Portfolio Turnover Rate .......            135%             64%             135%            64%

Average Commission Paid per
Share of Equity Security Traded  $      0.0091    $     0.0202      $    0.0091    $    0.0202

Net Assets, End
of Period (in thousands) ......  $     109,497    $     46,276      $     8,095    $     5,872

----------
(1)   February 15, 1996 (inception) through November 30, 1996.

(2) October 2, 1996 (commencement of sale of the Advisor Class) through November 30, 1996.

(3)   Computed using average shares outstanding throughout the period.

(4)   Total  return  assumes   reinvestment   of  dividends  and  capital  gains
      distributions, if any. Total returns for periods less than one year are not annualized.

(5)   Annualized.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       63


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Strategic Assets Allocations, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Strategic
Allocation: Conservative, American Century Strategic Allocation: Moderate and American Century Stategic Allocation: Aggressive (the "Funds"), comprising American Century Strategic Asset Allocations, Inc. (formerly Twentieth Century Strategic Asset Allocations, Inc.), as of November 30, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for the period February 15, 1996 (inception) through November 30, 1996 were audited by other auditors whose report, dated January 3, 1997, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian, brokers and, when replies were not received, other alternate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Strategic Allocation: Conservative, American Century Strategic Allocation:
Moderate and American Century Stategic Allocation: Aggressive as of November 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 1998


64     INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                           CONSERVATIVE         MODERATE          AGGRESSIVE

James E. Stowers, Jr.
       For:                 8,979,620          18,263,703         12,703,622
       Withheld:              10,929            262,632             78,875

James E. Stowers III
       For:                 8,979,620          18,263,135         12,703,843
       Withheld:              10,929            263,200             78,654

Thomas A. Brown
       For:                 8,979,620          18,264,107         12,705,026
       Withheld:              10,929            262,228             77,471

Robert W. Doering, M.D.
       For:                 8,975,654          18,263,102         12,698,471
       Withheld:              14,895            263,233             84,026

D.D. (Del) Hock
       For:                 8,979,329          18,264,633         12,681,582
       Withheld:              11,220            261,702             100,915

Linsley L. Lundgaard
       For:                 8,979,620          18,261,016         12,696,871
       Withheld:              10,929            265,319             85,626

Donald H. Pratt
       For:                 8,979,620          18,265,456         12,705,984
       Withheld:              10,929            260,879             76,513

Lloyd T. Silver, Jr.
       For:                 8,979,620          18,263,102         12,700,021
       Withheld:              10,929            263,233             82,476

M. Jeannine Strandjord
       For:                 8,979,620          18,264,107         12,702,889
       Withheld:              10,929            262,228             79,608


PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                                             CONSERVATIVE
                              INVESTOR                         ADVISOR

       For:                  8,150,057                         738,198
       Against:                9,902                              0
       Abstain:                10,962                             0
       Broker Non-Vote:        81,430                             -

                                               MODERATE
                              INVESTOR                         ADVISOR

       For:                  16,945,860                       1,344,041
       Against:                53,718                             0
       Abstain:               172,911                             0
       Broker Non-Vote:        9,805                              -

                                               AGRESSIVE
                              INVESTOR                         ADVISOR

       For:                  11,532,434                       1,038,354
       Against:                75,836                             0
       Abstain:                57,393                             0
       Broker Non-Vote         78,480                             -


ANNUAL REPORT                                    PROXY VOTING RESULTS        65


                             PROXY VOTING RESULTS

PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  8,965,213                        18,471,175                      12,660,052
       Against:                                14,374                           48,357                          68,665
       Abstain:                                10,962                            6,803                          53,780


PROPOSAL 4:

   To vote on the adoption of standardized investment limitations.

* Eliminate the fundamental investment limitation concerning diversification of investments.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,694,564                        14,162,575                       8,444,490
       Against:                              2,202,900                        4,171,052                        4,188,352
       Abstain:                                11,655                          182,903                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,685,438                        14,140,904                       8,419,954
       Against:                              2,212,026                        4,192,723                        4,211,254
       Abstain:                                11,655                          182,903                          72,809

Broker
         Non-Vote:                             81,430                           9,805                           78,480

*  Amend the fundamental investment limitation concerning borrowing.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,695,248                        14,156,050                       8,435,122
       Against:                              2,202,216                        4,177,577                        4,197,720
       Abstain:                                11,655                          182,903                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480

*  Amend the fundamental investment limitation concerning lending.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,695,248                        14,155,885                       8,435,030
       Against:                              2,202,216                        4,177,742                        4,197,812
       Abstain:                                11,655                          182,903                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,694,564                        14,166,589                       8,447,413
       Against:                              2,202,900                        4,167,038                        4,185,429
       Abstain:                                11,655                          182,903                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,694,562                        14,160,908                       8,442,150
       Against:                              2,202,902                        4,172,719                        4,190,692
       Abstain:                                11,655                          182,903                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480

* Amend the fundamental investment limitation concerning investments in real estate.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,694,562                        14,176,281                       8,455,729
       Against:                              2,202,902                        4,157,346                        4,177,113
       Abstain:                                11,655                          182,903                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480


66       PROXY VOTING RESULTS                 AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

*  Amend the fundamental investment limitation concerning underwriting.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,694,564                        14,169,526                       8,449,351
       Against:                              2,202,900                        4,162,179                        4,179,595
       Abstain:                                11,655                          184,825                          75,071

Broker
         Non-Vote:                             81,430                           9,805                           78,480

*  Amend the fundamental investment limitation concerning commodities.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,694,562                        14,161,719                       8,444,870
       Against:                              2,202,902                        4,170,172                        4,187,972
       Abstain:                                11,655                          184,639                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480

*  Eliminate the fundamental limitation concerning short sales.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,681,662                        14,132,888                       8,415,389
       Against:                              2,215,802                        4,199,003                        4,217,453
       Abstain:                                11,655                          184,639                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                                            CONSERVATIVE                       MODERATE                       AGGRESSIVE

       For:                                  6,694,704                        14,158,737                       8,442,184
       Against:                              2,202,760                        4,173,154                        4,190,658
       Abstain:                                11,655                          184,639                          71,175

Broker
         Non-Vote:                             81,430                           9,805                           78,480


    The following proposal was voted on by the shareholders of the Benham Capital Manager Fund. See Note 5 in the Notes to Finanical Statements.

PROPOSAL 1:

    To vote on the approval of a plan of reorganization.

       For:                                 4,314,070
       Against:                              319,184
       Abstain:                               77,113


ANNUAL REPORT                                  PROXY VOTING RESULTS       67


                      SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

SHARE CLASSES

    Until September 3, 1996, the Strategic Asset Allocation funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide). In September 1996, American Century began to offer two classes of shares for the Strategic Asset Allocation funds. One class is for investors who buy directly from American Century, the other for investors who buy through financial intermediaries.

    The original class of Strategic Asset Allocation shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker- dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


         SHARE CLASS AND RETIREMENT
68       ACCOUNT INFORMATION                     AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       69


                                     NOTES


70      NOTES                                     AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       71


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    Each American Century Strategic Asset Allocation fund invests in a diversified portfolio of stocks, bonds and money market securities, with the objective of achieving as high a level of total return as is consistent with the fund's asset mix. The funds rely on a team management approach--groups of managers are responsible for the ongoing active management of the individual fund components.

    STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

    STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

    STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to provide a small amount of income and help cushion the share price volatility of the stock portion.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 INDEX is composed of 500 large- capitalization stocks traded on domestic exchanges. It is considered to be a broad measure of U.S. stock market performance.

    The LEHMAN AGGREGATE BOND INDEX reflects the price  fluctuations of Treasury
securities,  agency  securities,   corporate  bond  issues  and  mortgage-backed
securities.

    The MORGAN STANLEY EUROPE, AUSTRALIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 20 different countries.

    The SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX consists of fixed-income government bonds from 13 countries.

    The THREE-MONTH TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.


THE FUNDS' NEUTRAL ASSET MIXES*
                                     CON       MOD      AGG
  Stocks                             40%       60%      75%
  Bonds                              45%       30%      20%
  Cash (money market securities)     15%       10%       5%


INVESTMENT TEAM LEADERS

Lead Managers        Jeff Tyler
                     Brian Howell

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.


72      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 61-63.

STOCK PORTFOLIO STATISTICS

o NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

o DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

o PRICE/EARNINGS RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

o NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

o WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

o ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

o CORPORATE SECURITIES--debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

o FOREIGN GOVERNMENT SECURITIES--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

o MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

o U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).


ANNUAL REPORT                                              GLOSSARY       73

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.



THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.


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